As filed with the Securities and Exchange Commission on May 6, 2010
Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-992-0180
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr., Esq.

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Philip H. Newman, Esq.

Goodwin Procter, LLP

Exchange Place

53 State Street

Boston, MA 02109

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on June 7, 2010 pursuant to Rule 488 of the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING BALANCED FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

June 29, 2010

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of ING Balanced Fund (“Balanced Fund”), a series of ING Series Fund, Inc., we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Balanced Fund, which is scheduled for 10:00 a.m., Local time, on August 10, 2010, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  At the Special Meeting, shareholders of Balanced Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of Balanced Fund with and into ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”) (each a “Fund” and collectively, the “Funds”), a separate series of ING Series Fund, Inc.  Each Fund is a member of the mutual fund group called the “ING Funds.” On March 11, 2010, the Board reviewed and approved the Reorganization.

At the March 11, 2010 meeting, the Board also approved Strategic Allocation Conservative Fund’s changes of its investment objective, strategies and benchmark indexes, and its new name “ING Capital Allocation Fund.”  These changes will take place concurrent with the closing of the Reorganization.  As a result, a shareholder of Balanced Fund will become a shareholder of ING Capital Allocation Fund on the date that the Reorganization occurs.  The Reorganization would provide shareholders of Balanced Fund with an opportunity to participate in ING Capital Allocation Fund, which seeks to provide total return consisting of capital growth, both realized and unrealized, and current income.

AFTER CAREFUL CONSIDERATION, THE BOARD OF BALANCED FUND APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE REORGANIZATION.

A Proxy Statement/Prospectus that describes the Reorganization in detail is enclosed.  We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience. Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than August 9, 2010.

Balanced Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process.  As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews,
President and Chief Executive Officer

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ING BALANCED FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

Notice of Special Meeting of Shareholders

of ING Balanced Fund

Scheduled for August 10, 2010

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Balanced Fund (“Balanced Fund”) is scheduled for August 10, 2010, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)                                                     To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between Balanced Fund and ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”), providing for the reorganization of Balanced Fund with and into Strategic Allocation Conservative Fund; and

(2)                                                     To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on May 14, 2010, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Balanced Fund, or by voting in person at the Special Meeting.

By Order of the Board of Directors

Theresa K. Kelety
Secretary

June 29, 2010

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PROXY STATEMENT/PROSPECTUS

June 29, 2010

INTRODUCTION

SUMMARY
The Proposed Reorganization
Voting Information Comparison of Investment Objectives and Principal Investment Strategies
Comparison of Investment Techniques and Principal Risks of Investing in the Funds
Comparison of Fund Performance

COMPARISON OF FEES AND EXPENSES
Management Fees
Sub-Adviser Fees
Administration Fees
Distribution and Service Fees
Expense Limitation Arrangements
Expense Tables
Annual Fund Operating Expenses
Portfolio Transitioning
Key Differences in the Rights of the Acquired Fund’s Shareholders and the Acquiring Fund’s Shareholders

INFORMATION ABOUT THE REORGANIZATION
The Reorganization Agreement
Reasons for the Reorganization
Board Considerations
Tax Considerations
Expenses of the Reorganization

ADDITIONAL INFORMATION ABOUT THE FUNDS
Form of Organization
Adviser
Sub-Adviser
Distributor
Dividends and Other Distributions
Capitalization

GENERAL INFORMATION ABOUT THE PROXY STATEMENT
Solicitation of Proxies
Voting Rights
Other Matters to Come Before the Special Meeting
Shareholder Proposals

APPENDICES
Appendix A – Agreement and Plan of Reorganization	A-1
Appendix B – More Information About the Asset Allocation Process and Investments in the Underlying Funds	B-1
Appendix C – Additional Information Regarding ING Strategic Allocation Conservative Fund	C-1
Appendix D – Description of Indexes	D-1
Appendix E – Security Ownership of Certain Beneficial and Record Owners	E-1

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PROXY STATEMENT/PROSPECTUS

June 29, 2010

PROXY STATEMENT FOR:

ING BALANCED FUND

(A Series of ING Series Fund, Inc.)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

PROSPECTUS FOR:

ING STRATEGIC ALLOCATION CONSERVATIVE FUND

(To be renamed as ING Capital Allocation Fund)

(A Series of ING Series Fund, Inc.)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a special meeting of shareholders (the “Special Meeting”) of ING Balanced Fund (“Balanced Fund” or the “Acquired Fund”) scheduled for August 10, 2010, at which shareholders of Balanced Fund will vote on the proposed reorganization (the “Reorganization”) of Balanced Fund with and into ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”). This Proxy Statement/Prospectus, a Notice of the Special Meeting and the proxy card are being mailed to shareholders of Balanced Fund on or about June 29, 2010.

On March 11, 2010, the Board of Directors (the “Board”) reviewed and approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) relating to the Reorganization.  Pursuant to the Reorganization Agreement, if shareholders of Balanced Fund approve the Reorganization, Balanced Fund would transfer its assets to Strategic Allocation Conservative Fund in exchange for shares of common stock of Strategic Allocation Conservative Fund and the assumption by Strategic Allocation Conservative Fund of Balanced Fund’s liabilities as of the Closing Date (as defined below).  Shares of Strategic Allocation Conservative Fund would then be distributed to shareholders of Balanced Fund so that each shareholder would receive a number of full and fractional shares of Strategic Allocation Conservative Fund equal to the aggregate value of the number of shares of Balanced Fund held by such shareholder.  As a result of the Reorganization, Balanced Fund will distribute shares of Strategic Allocation Conservative Fund in liquidation of Balanced Fund on August 21, 2010, or such other date as the parties may agree (“Closing Date”).

At the March 11, 2010 meeting, the Board also approved new investment objective, strategies and benchmark indexes for Strategic Allocation Conservative Fund, and the Fund’s new name “ING Capital Allocation Fund.”  These changes are not subject to shareholder approval and are scheduled to take place concurrent with the consummation of the Reorganization described above.  Accordingly, after the closing of the Reorganization, shareholders of Balanced Fund will ultimately hold shares of ING Capital Allocation Fund (“Capital Allocation Fund”).  For ease of reference throughout the Proxy Statement/Prospectus, “Acquiring Fund” will be used to refer to Strategic Allocation Conservative Fund prior to the Reorganization and Capital Allocation Fund after the Reorganization.  Each of the Acquired Fund and the Acquiring Fund is hereafter referred to as a “Fund” and collectively the “Funds.”

The Reorganization is one of three reorganizations approved by the Board on March 11, 2010 in which the Acquired Fund and two other ING funds, ING Strategic Allocation Moderate Fund and ING Strategic Allocation Growth Fund, will be merged into the Acquiring Fund.  Unlike the Reorganization, the other two reorganizations are not subject to shareholder approval.  The consummation of each of the three reorganizations is scheduled to occur at the same time and is not contingent upon the consummation of any other reorganization.

Because you, as a shareholder of the Acquired Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.  The Acquiring Fund is a diversified, open-end management investment company, which seeks to provide total return consisting of capital growth, both realized and unrealized, and current income, as described more fully below.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated June 29, 2010, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, Class B and Class C Prospectus, the Class I Prospectus and Class O Prospectus for the Acquired Fund, each dated September 30, 2009 and incorporated herein by reference (File No. 033-41694); and the Class A, Class B and Class C Prospectus, the Class I Prospectus and Class O Prospectus for the Acquiring Fund, each dated September 30, 2009 (File No. 033-41694). Each Fund’s SAI, dated September 30, 2009, (File No. 033-41694) is also incorporated herein by reference.  Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information.  Each Fund’s annual report, dated May 31, 2009, and the semi-annual report, dated November 30, 2009, (File No. 811-06352) are incorporated herein by reference.

For a copy of the current prospectus, SAI, annual report and semi-annual report for any of the Funds without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.  You can also visit the ING Funds’ website at www.ingfunds.com for additional information about the Funds, including the annual and semi-annual reports.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Fund, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

At a meeting held on March 11, 2010, the Board of the Acquired Fund approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund;

•                  the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as of the Closing Date;

•                  the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•                  the complete liquidation of the Acquired Fund.

Shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund so that each shareholder would receive a number of full and fractional shares of the Acquiring Fund equal to the aggregate value of shares of the Acquired Fund held by such shareholder.  Immediately after the closing of the Reorganization, each Class A, Class B, Class C, Class I and Class O shareholder of the Acquired Fund will hold shares of the same class of Capital Allocation Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  the closing of the Reorganization is scheduled to take place concurrent with certain changes of the Acquiring Fund, including: (i) the change of its investment objective, (ii) the transition from its current conservative allocation strategy to a moderate allocation strategy, (iii) its adoption of new primary and secondary benchmark indexes, and (iv) the change of the Acquiring Fund’s name from “ING Strategic Allocation Conservative Fund” to “ING Capital Allocation Fund;”

•                  the Acquired Fund’s investment objective is similar to that of the Acquiring Fund after the Reorganization.  The Acquired Fund seeks to provide total return consisting of capital growth, both realized and unrealized, and current income, while the Acquiring Fund seeks to provide total return consisting of capital growth, both realized and unrealized, and current income;

•                  Both the Acquired Fund and the Acquiring Fund are advised by ING Investments, LLC (“ING Investments” or the “Adviser”) and sub-advised by ING Investment Management Co. (“ING IM” or the “Sub-Adviser”);

•                  While the Acquired Fund invests directly in securities (such as stocks and bonds), the Acquiring Fund invests in a combination of other mutual funds advised by the Sub-Adviser or its affiliates (“Underlying Funds”) that in turn invest different types of securities;

•                  The Acquired Fund invests directly, and the Acquiring Fund invests indirectly (through Underlying Funds), in different asset classes, including, without limitation: (i) equity securities, (ii) debt securities, (iii) money market instruments, and (iv) derivatives;

•                  Under normal conditions, the Acquired Fund invests up to 75% and 25% of its total assets in equity securities and debt securities, respectively, while the Acquiring Fund invests 65% and 35% of its net assets in Underlying Funds that invest in equity securities and debt securities, respectively;

•                  As of December 31, 2009, the Acquiring Fund had approximately $25 million in net assets and was smaller than the Acquired Fund which had approximately $130 million in net assets.  However, it is expected that the net assets of the Acquiring Fund will significantly increase as it will also acquire two other ING funds, ING Strategic Allocation Moderate Fund and ING Strategic Allocation Growth Fund, with net assets of approximately $48.9 million and $47.8 million, respectively, as of December 31, 2009, on or about the Closing Date.

•                  While the gross expense ratios for shareholders of all classes of the Acquired Fund are expected to be higher, the net expense ratios for shareholders of all classes of the Acquired Fund are expected to be lower after the Reorganization;

•                  Each Fund is distributed by ING Funds Distributor, LLC (“IFD” or “Distributor”) and the Funds have the same distribution and purchase options, exchange rights and redemption procedures;

•                  If shareholders approve the Reorganization, ING IM, as sub-adviser to the Acquired Fund, will implement a transition strategy, under which it is expected to reposition the Acquired Fund’s investment portfolio as discussed in “Portfolio Transitioning” on page 23.  In addition, each Fund may engage in a variety of transition management techniques to facilitate the portfolio transition process.  It is anticipated that all portfolio transitioning will take place shortly prior to the Closing Date.  Sales and purchases as a result of the portfolio transitioning would result in increased transaction costs, which are ultimately borne by shareholders, and result in the realization of taxable gains or losses for either or both Funds, and may also result in taxable distributions to their respective shareholders;

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

The gross and net operating expenses before and after the Reorganization, based upon the operating expenses incurred during the six-month period ended November 30, 2009 and expressed as a percentage of the average daily net asset value per share for Class A, Class B, Class C, Class I and Class O shares of each Fund, are shown in the table below.

For detailed information about the Funds’ expenses, including each Fund’s management fees and distribution and shareholder service fees, please see the section titled “Expense Tables” and the table titled “Annual Fund Operating Expenses” on pages 18-21.

	Before the Reorganization – the Acquired Fund	Before the Reorganization – the Acquiring Fund	After the Reorganization – the Acquiring Fund (Pro forma)(1)
CLASS A
Gross Expenses	1.52%	1.72%	1.58%
Net Expenses(2)	1.24%	1.15%	1.15%

CLASS B
Gross Expenses	2.27%	2.47%	2.33%
Net Expenses(1)	1.99%	1.90%	1.90%

CLASS C
Gross Expenses	2.27%	2.47%	2.33%
Net Expenses(1)	1.99%	1.90%	1.90%

CLASS I
Gross Expenses	1.27%	1.47%	1.33%
Net Expenses(1)	0.99%	0.90%	0.90%

CLASS O
Gross Expenses	1.52%	1.72%	1.58%
Net Expenses(1)	1.24%	1.15%	1.15%

(1)          Pro forma expenses are the estimated expenses of the Acquiring Fund after giving effect to the Reorganization and the concurrent reorganizations of ING Strategic Allocation Moderate Fund and ING Strategic Allocation Growth Fund with and into the Acquiring Fund.

(2)          ING Investments has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Fund, subject to possible recoupment by ING Investments within three years.  The expense limits will continue through at least October 1, 2010 for the Acquired Fund and October 1, 2011 for the Acquiring Fund. The expense limitation agreements are contractual and shall renew automatically for one-year terms, unless ING Investments provides written notice of termination of the expense limitation agreement within ninety (90) days of the end of the then current term or upon termination of the investment management agreement.

Voting Information

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given, unless the adjournment is more than 120 days after the record date or, if after the adjournment, a new record date is fixed.

AFTER CAREFUL CONSIDERATION, THE BOARD OF THE ACQUIRED FUND APPROVED THE REORGANIZATION AND RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

Comparison of Investment Objectives and Principal Investment Strategies

The following table summarizes the investment objectives, principal investment strategies and management differences, if any, between the Funds.  The table describes the investment objectives and strategies of the Acquiring Fund both prior to and after the Reorganization.

	The Acquired Fund	Before the Reorganization - The Acquiring Fund	After the Reorganization - The Acquiring Fund

Investment Objective

The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

The Fund seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

The Fund seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

•      The Fund seeks total return consisting of capital appreciation and current income.

•      Under normal market conditions, the Fund allocates its assets between the following asset classes: (i) equities, such as common and preferred stocks; (ii) debt, such as bonds, mortgage-related and other asset-backed securities; (iii) U.S. government securities; and (iv) money market instruments.

•      The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt securities, (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund’s portfolio.

•      In managing the equity component of the Fund, the Sub-Adviser invests primarily in securities of large-capitalization companies. The Sub-

•      Under normal market conditions, the Sub-Adviser invests the assets of the Fund in Underlying Funds that in turn invest, in varying degrees, among several classes of equities, fixed-income securities and money market instruments.

•      The Fund invests in a combination of Underlying Funds that reflects an allocation of approximately 45% in equity securities and 55% in fixed-income securities.

•      The Fund’s current approximate Target Allocations (expressed as a percentage of its net assets) among asset classes are set out below. The Fund’s assets normally will be invested in accordance with its Target Allocations at times that the Fund is rebalanced. As these are Target

•      The Fund invests in Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds). Under normal conditions, approximately 65% of the Fund’s net assets will be allocated to Underlying Funds that invest in equity securities, and approximately 35% of the Fund’s net assets will be allocated to Underlying Funds that invest in fixed-income securities, including U.S. government securities and money market instruments (“Target Allocations”). The percentage weight of the Fund’s assets invested in Underlying Funds that invest in equity securities may range from 20-80%. The percentage weight of the Fund’s assets invested in Underlying Funds that invest in fixed-income securities may range from 20-50%. The asset allocation limits apply at the time of purchase of a particular security.

•      The Underlying Funds provide exposure to a wide range of traditional and non-traditional asset classes. In addition, the Sub-Adviser may seek to enhance returns and/or moderate volatility through investment strategies such as tactical asset allocation, covered call writing, and defensive cash positioning.

•      The Sub-Adviser uses a proprietary asset allocation strategy to determine the Target Allocations for the Fund. The Sub-Adviser uses asset allocation models to determine how much to

The Acquired Fund	Before the Reorganization - The Acquiring Fund	After the Reorganization - The Acquiring Fund

Adviser defines large-capitalization companies as companies that are included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index” or “Index”) at the time of purchase and that have a market capitalization of at least $3 billion. The Sub-Adviser attempts to achieve the Fund’s investment objective by overweighting those stocks in the Index that it believes will outperform the Index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the Index. As of June 30, 2009, the smallest company in the Index had a market capitalization of $643 million, the largest company had a market capitalization of $341.1 billion and the average capitalization of all companies in the Index was $682 million.

•      In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds,” rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Services, Inc., the Fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

•      The Fund may also invest in convertible securities, foreign debt securities, and derivatives, including, but not limited to, index futures.

•      The Fund may invest in other investment companies, including

Allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

•      Equity Securities: 45%

•      Fixed-Income Securities: 55%

•      Fixed-income securities include high-yield (high risk) debt securities commonly referred to as “junk bonds” and fixed-income securities without limitation on maturity.

•      The Sub-Adviser may change the Fund’s asset allocations, investments in particular Underlying Funds (including Underlying Funds organized in the future), Target Allocations or other investment policies without the approval of shareholders as it determines necessary to pursue the Fund’s investment objective.

•      The current group of Underlying Funds in which the Fund invests includes “index plus” funds. Generally these funds seek to outperform a designated index of equity securities by investing in a portion of the securities included in invest in the various asset classes, regions, styles, and strategies.

•      Equity securities of Underlying Funds in which the Fund invests include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; domestic and international real estate stocks, including real estate investment trusts (“REITs”); and natural resource/commodity securities. The Fund may invest in other investment company, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

•      Fixed-income securities of Underlying Funds in which the Fund invests include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt securities rated below investment grade commonly referred to as “junk bonds,” treasury inflation protected securities (“TIPS”), and fixed-income securities without limitations on maturity.

•      The Fund may also invest in derivative instruments, including, but not limited to: options, futures and swaps. The Fund may also invest in other securities to gain exposure to asset classes, to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash. The Fund may hold cash and cash equivalents. In addition to other short-term investments, the Fund may invest in affiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other strategies.

•      The Fund may also employ a strategy of writing (selling) call options or purchasing put options on equity indices, baskets of securities and exchange-traded funds in an attempt to generate gains from option premiums as a means of adding to total return and reducing volatility. The value of the securities underlying the call and

	The Acquired Fund	Before the Reorganization - The Acquiring Fund	After the Reorganization - The Acquiring Fund

exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

•      The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

•      The Fund may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

•      The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

the index. Also, some Underlying Funds may use growth or value investing strategies. • The Adviser will oversee the Target Allocations and the selection of Underlying Funds by the Sub-Adviser.

put options written by the Fund may not exceed 25% of the Fund’s net assets.

•      The Target Allocations may be changed by the Sub-Adviser at any time, and actual allocations of the Fund’s assets will often deviate from the Target Allocations due to a tactical asset allocation strategy. The tactical asset allocation strategy will seek to evaluate the attractiveness of a range of asset classes and investment strategies to position the Fund to benefit from pricing inefficiencies. Tactical asset allocation seeks to derive its source of out-performance from macro or “top down” decisions. The Fund may be rebalanced periodically to return to the Target Allocations and inflows and outflows may be managed to attain the Target Allocations.

Investment Adviser	ING Investments	ING Investments	ING Investments

Sub-Adviser	ING IM	ING IM	ING IM

Portfolio Managers	Vincent Costa, Christine Hurtsellers, Mike Hyman and Paul Zemsky	Heather Hackett and Paul Zemsky	Heather Hackett and Paul Zemsky

As you can see from the chart above, upon the consummation of the Reorganization, the Acquired Fund will be merged into the Acquiring Fund that will have a new investment objective and strategies.  The Acquired Fund’s investment objective to seek maximum long-term capital appreciation is similar to the Acquiring Fund’s new investment objective of seeking to provide total return consisting of capital growth, both realized and unrealized, and current income.  While the Acquired Fund invests directly in securities (such as stocks and bonds), the Acquiring Fund invests in Underlying Funds that in turn invest different types of securities.  The Acquired Fund invests directly, and the Acquiring Fund invests indirectly (through Underlying Funds), in different asset classes, including, without limitation: (i) equity securities, (ii) debt securities, (iii) money market instruments, and (iv) derivatives.  Under normal conditions, the Acquired Fund invests up to 75% and 25% of its total assets in equity securities and debt securities, respectively, while the Acquiring Fund invests 65% and 35% of its net assets in Underlying Funds that invest in equity securities and debt securities, respectively.  The Acquired Fund’s principal investment strategies permit it to lend portfolio securities and engage in frequent and active trading, while Acquiring Fund’s principal investment strategies state that the Fund may write call options and purchase put options on equity indices, baskets of securities and exchange-traded funds.

For more information regarding Acquiring Fund’s asset allocation process and investments in the Underlying Funds, please refer to Appendix B.

Comparison of Investment Techniques and Principal Risks of Investing in the Funds

The following summarizes and compares the principal investment techniques and risks of investing in the Acquired Fund, and the Acquiring Fund both before and after the Reorganization.  The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the Fund, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares.  The fact that a risk is not listed as a principal risk in a Fund’s prospectus does not necessarily mean that shareholders of that Fund are not subject to that risk.  You may lose money on your investment in either Fund.

Because the Funds have similar investment objectives and hold directly or indirectly some similar investments, the Funds have many similar principal risks.  The Acquiring Fund is subject to the risks of Underlying Funds in which the Fund invests.

Principal Risks	The Acquired Fund	Before the Reorganization – The Acquiring Fund	After the Reorganization – The Acquiring Fund
Affiliated Funds		X	X
Asset Allocation to Underlying Funds		X	X
Allocation among Different Asset Classes	X	X	X
Credit	X	X	X
Convertible/Debt Securities	X	X	X
Derivatives	X		X
Foreign Investments	X	X	X
High-Yield, Lower-Grade Debt Securities	X	X	X
Interest Rate	X	X	X
Liquidity	X	X	X
Market	X	X	X
Mortgage-Related Securities	X	X	X
Other Investment Companies	X	X	X
Portfolio Turnover	X
Price Volatility	X	X	X
Real Estate Securities		X	X
Securities Lending	X
U.S. Government Securities and Obligations	X

Affiliated Funds.  In managing the Acquiring Fund, the Adviser and the Sub-Adviser will have authority to select and substitute Underlying Funds. The Adviser and the Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds are higher than fees paid by other Underlying Funds.  However, the Adviser and the Sub-Adviser are fiduciaries to the Fund and are legally obligated to act in the Fund’s best interests when selecting Underlying Funds.

Asset Allocation to Underlying Funds.  Assets of the Acquiring Fund will be allocated among Underlying Funds and markets based on judgments made by the Adviser and the Sub-Adviser.  There is a risk that a Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Allocation among Different Asset Classes.  The success of the Acquired Fund’s strategy depends on the Sub-Adviser’s skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund’s assets are allocated between equity and fixed-income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Credit.  The Acquired Fund or an Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Convertible/Debt Securities.  The Acquired Fund and certain Underlying Funds are subject to convertible/debt securities risk.  The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. A fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

Derivatives.  A Fund or an Underlying Fund may be subject to the risk of investing in derivatives.  Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a fund’s adviser or sub-adviser might imperfectly judge the market’s direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Foreign Investments.  The Acquired Fund and certain Underlying Funds are subject to the risk of investing in foreign securities.  There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of a fund, including the withholding of dividends.

A fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect the fund’s assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a fund.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield, Lower-Grade Debt Securities.  The Acquired Fund may invest in high-yield debt securities.  Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.  High-yield debt securities are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments.  The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.  High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile.  The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds.  At times of less liquidity, it may be more difficult to value high-yield debt securities.

Interest Rate.  The Acquired Fund and certain Underlying Fund may invest fixed-income securities which are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

Liquidity.  The Acquired Fund and certain Underlying Fund may invest in illiquid securities. If a security is illiquid,  a fund might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the fund could realize upon disposition. The fund may make investments that become less liquid in response to market developments or adverse investor perception. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market.  The Acquired Fund and the Underlying Funds are subject to market risk.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which a portfolio is not exposed or may not favor equities at all.

Mortgage-Related Securities.  The Acquired Fund and certain Underlying Funds may invest in mortgage-related securities.  Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

Other Investment Companies.  A Fund or an Underlying Fund may investment in other investment companies.  The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM

(“QQQQ”), Dow Jones Industrial Average Trading Stocks (“Diamonds”) and iShares® exchange-traded funds (“iShares”). Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees). Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A fund’s purchase of shares of an ING Money Market Fund will result in the fund paying a proportionate share of the expenses of the ING Money Market Fund. A fund’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the fund invests resulting from the fund’s investment into the ING Money Market Fund.

Portfolio Turnover.  A high portfolio turnover rate involves greater expenses to a fund including brokerage commissions and other transaction costs, which may have an adverse impact on performance, and is likely to generate more taxable short-term gains for shareholders.

Price Volatility.  The value of a Fund changes as the prices of its investments or the prices of its Underlying Fund’s investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  Certain of the Underlying Funds invest in mid- and small-capitalization companies which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Real Estate Securities.  Certain Underlying Funds are subject to the risk of investing in real estate securities.  Investments in issuers that are primarily engaged in real estate, including REITs, may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Securities Lending.  To generate additional income, the Acquired Fund may lend securities to financial institutions that are believed to be creditworthy by the sub-adviser. When lending securities the Fund will receive cash or U.S. government securities as collateral. The Fund has retained its custodian to serve as its securities lending agent for these activities. When the Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Fund could incur losses in connection with the investment of such cash collateral, often referred to as “investment risk.” The Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

The Acquired Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, the Fund will be protected to the extent the Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Fund will be protected by its securities lending agent, which has agreed to indemnify the Fund from losses resulting from borrower default.

U.S. Government Securities and Obligations.  Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Comparison of Fund Performance

Set forth below is the performance information for each Fund. The bar charts and table below provide some indication of the risks of investing in each Fund by showing changes in the performance of each Fund’s Class A shares from year to year and by comparing each Fund’s performance to that of broad-based securities market indexes.  The bar charts show the performance of each Fund’s Class A shares for the last ten calendar years.  Class B, Class C, Class I and Class O shares will have different performance due to differing expenses.  Past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

The Acquired Fund

Calendar Year-by-Year Returns (%) (1)(2)(3)

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)

During the period shown in the chart, the Fund’s best quarterly performance was 12.18% for the 3rd quarter of 2009, and the Fund’s worst quarterly performance was (17.07)% for the 4th quarter of 2008. The Acquired Fund’s Class A shares’ year-to-date total return as of March 31, 2010 was 5.22%.

(3)	Effective March 1, 2002, ING Investments began serving as investment adviser and ING IM, the former investment adviser, began serving as sub-adviser.

The Acquiring Fund’s total returns for the years presented show performance under strategies in effect before the implementation of changes that will be effective on or about the Closing Date, when the Fund’s assets allocated to equity securities and fixed-income securities will change from approximately 45% and 55%, respectively, to approximately 65% and 35%, respectively.

Comparison of Fund Performance

The Acquiring Fund

Calendar Year-by-Year Returns (%)(1)(2)(3)

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)

On April 4, 2008, the Fund was converted from a stand-alone mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. Effective March 1, 2002, ING Investments began serving as investment adviser and ING IM, the former investment adviser, began serving as sub-adviser to the Fund.

(3)

During the period shown in the chart, the Fund’s best quarterly performance was 11.81% for the 2nd quarter of 2009, and the Fund’s worst quarterly performance was (13.66)% for the 4th quarter of 2008. The Acquiring Fund’s Class A shares’ year-to-date total return as of March 31, 2010 was 2.95%.

Average Annual Total Return

(For the periods ended December 31, 2009)

The table set forth below shows the average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with broad-based securities market indexes.  The after-tax returns shown for each Fund are for Class A shares only; after-tax returns for other classes will vary.

The Acquiring Fund’s total returns for the years presented show performance under strategies in effect before the implementation of changes that will be effective on or about the Closing Date, when the Fund’s assets allocated to equity securities and fixed-income securities will change from approximately 45% and 55%, respectively, to approximately 65% and 35%, respectively.

	1 Year	5 Years or Since Inception		10 Years or Since Inception
The Acquired Fund(1)
Class A — Before Taxes(2)%	10.91	(1.77)		(0.23)
Class A — After Taxes on Distributions(2)%	10.12	(2.71)		(1.24)
Class A — After Taxes on Distributions and Sale of Fund Shares(2)%	7.29	(1.77)		(0.75)
Class B — Before Taxes(3)%	11.83	(1.68)		(0.40)
Class C — Before Taxes(4)%	15.95	(1.33)		(0.40)
Class I — Before Taxes %	18.02	(0.36)		0.60
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(5)%	26.46	0.42		(0.95)
BCAB Index (reflects no deduction for fees, expenses, or taxes)(6)%	5.93	4.97		6.33
60%S&P 500® Index/40% BCAB Index (reflects no deduction for fees, expenses, or taxes)%	18.40	2.52		2.25
Class O - Before Taxes(6)%	17.66	(0.61)		0.58
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(5)%	26.46	0.42		2.10 (8)
BCAB Index (reflects no deduction for fees, expenses, or taxes)(6)%	5.93	4.97		4.92 (8)
60%S&P 500® Index/40% BCAB Index (reflects no deduction for fees, expenses, or taxes)%	18.40	2.52		3.52 (8)
The Acquiring Fund (1)(9)
Class A — Before Taxes(2)%	10.51	(0.28)		1.30
Class A — After Taxes on Distributions(2)%	9.41	(1.80)		0.11
Class A — After Taxes on Distributions and Sale of Fund Shares(2)%	6.92	(0.84)		0.55
Class B — Before Taxes(3)%	11.50	(0.14)		1.15
Class C — Before Taxes(4)%	15.47	0.15		1.14
Class I — Before Taxes %	17.67	1.15		2.16
S&P Target Risk Growth Index (reflects no deduction for fees, expenses, or taxes)(11)%	19.15	(2.24	)(14)	N/A
Asset Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)(12)%	24.72	4.20		4.72
BCAB Index (reflects no deduction for fees, expenses, or taxes)(6)%	5.93	4.97		6.33
Strategic Allocation Conservative Composite Index (reflects no deduction for fees, expenses, or taxes)(10)%	15.75	2.92		3.81
Class O - Before Taxes(13)%	17.57	(1.58)		N/A
S&P Target Risk Growth Index (reflects no deduction for fees, expenses, or taxes)(11)%	19.15	(2.24	)(14)	N/A
Asset Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)(12)%	24.72	1.38	(15)	N/A
BCAB Index (reflects no deduction for fees, expenses, or taxes)(6)%	5.93	5.91	(15)	N/A
Strategic Allocation Conservative Composite Index (reflects no deduction for fees, expenses, or taxes)(10)%	15.75	1.35	(15)	N/A

(1)	Effective March 1, 2002, ING Investments began serving as investment adviser and ING IM, the former investment adviser, began serving as sub-adviser.

(2)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(3)

Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively. New or additional investments in Class B shares of the Funds are no longer permitted with certain exceptions. For additional information, please see the discussion of sales charges in the Shareholder Guide section of Appendix C of this Proxy Statement/Prospectus.

(4)	Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)	The BCAB Index is a widely recognized, unmanaged index of publicly issued, investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(7)	Class O shares of Balanced Fund commenced operations on September 15, 2004.

(8)	The index returns for Class O shares of Balanced Fund are for the period beginning October 1, 2004.

(9)

On April 4, 2008, the Acquiring Fund was converted from a stand-alone mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. Effective March 1, 2002, ING Investments began serving as investment adviser and ING IM, the former investment adviser, began serving as sub-adviser. Effective April 28, 2006, the Fund changed its name from ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund. Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

(10)

The Strategic Allocation Conservative Composite Index is comprised of 18% S&P 500® Index, 3% Standard & Poor’s MidCap 400 (“S&P MidCap 400 Index”), 3% Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”), 11% Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), 10% Dow Jones Wilshire Real Estate Securities Index, 50% BCAB Index, and 5% 30-Day U.S. T-Bill. The composite was selected because of its characteristic similarity to the target allocations to asset classes in which the Fund invests. For the description of these indexes, please refer to Appendix D.

(11)

The S&P Target Risk Growth Index is an unmanaged index that seeks to provide increased exposure to equities, while also using some fixed income exposure to dampen risk. The index is part of a suite of four multi-asset class indices, each coinciding with a different risk level. On or about the Closing Date, the S&P Target Risk Growth Index will replace the BCAB Index as the primary benchmark index of the Acquiring Fund.

(12)

Asset Allocation Composite Index is comprised of 23% S&P 500® Index; 5% S&P MidCap 400 Index; 4% S&P SmallCap 600 Index; 14% Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index; 4% MSCI Emerging Markets Index; 5% S&P Developed Property index ; 10% HFRI Fund Weighted Composite Index; 31% Barclays Capital Global Aggregate Bond Index; and 4% Barclays Capital U.S. Corporate High Yield Bond Index. For the description of these indexes, please refer to Appendix D. On or about the Closing Date, the Asset Allocation Composite Index will replace the Strategic Allocation Conservative Composite Index as the secondary benchmark index of the Acquiring Fund.

(13)	Class O shares of Strategic Allocation Conservative Fund commenced operations on November 15, 2006.

(14)	The S&P Target Risk Growth Index incepted on January 31, 2007.

(15)	The index returns for Class O shares of Strategic Allocation Conservative Fund are for the period beginning November 1, 2006.

Additional information about the Acquiring Fund is included in Appendices B and C to this Proxy Statement/Prospectus.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Acquired Fund and those of the Acquiring Fund.  For further information on the fees and expenses of the Acquiring Fund, see “Appendix C: Additional Information Regarding ING Strategic Allocation Conservative Fund.”

Management Fees

Each Fund pays its investment adviser, ING Investments, a management fee, payable monthly, based on the average daily net assets of the Fund.  The following table shows the aggregate annual management fees paid by each Fund as a percentage of that Fund’s average daily net assets:

Fund	Management Fees
The Acquired Fund

0.750% on the first $500 million of the Fund’s average daily net assets;

0.675% on the next $500 million of the Fund’s average daily net assets; and

0.650% of the Fund’s average daily net assets in excess of $1 billion.

The Acquiring Fund	0.08% of the Fund’s average daily net assets invested in Underlying Funds;

and for all other assets held in any securities other than shares of the Underlying Funds:

0.800% on the first $500 million of the Fund’s average daily net assets;

0.775% on the next $500 million of the Fund’s average daily net assets;

0.750% on the next $500 million of the Fund’s average daily net assets;

0.725% on the next $500 million of the Fund’s average daily net assets;

0.700% of the Fund’s average daily net assets in excess of $2 billion.

If shareholders approve the Reorganization, the Acquiring Fund will pay the same management fee currently in place for the Acquiring Fund.  For more information regarding the management fees, please see the Funds’ SAI, dated September 30, 2009.

Sub-Adviser Fees

ING Investments pays ING IM, the Sub-Adviser to each Fund, a sub-advisory fee, payable monthly, based on the Fund’s average daily net assets managed by the Sub-Adviser.  The following table shows the aggregate annual sub-advisory fee paid by ING Investments to ING IM:

Fund	Sub-Adviser Fees
The Acquired Fund

0.338% on the first $500 million of the Fund’s average daily net assets;

0.304% on the next $500 million of the Fund’s average daily net assets; and

0.293% of the Fund’s average daily net assets in excess of $1 billion.

The Acquiring Fund	0.02% of the Fund’s average daily net assets invested in Underlying Funds;

and for all other assets held in any securities other than shares of the Underlying Funds:

0.360% on the first $500 million of the Fund’s average daily net assets;

0.349% on the next $500 million of the Fund’s average daily net assets;

0.338% on the next $500 million of the Fund’s average daily net assets;

0.326% on the next $500 million of the Fund’s average daily net assets;

0.315% of the Fund’s average daily net assets in excess of $2 billion.

If shareholders approve the Reorganization, ING Investments will continue to pay ING IM the same sub-advisory fee currently in place for the Acquiring Fund.  For more information regarding the sub-advisory fees, please see the Funds’ SAI, dated September 30, 2009.

Administration Fees

The Acquired Fund and the Acquiring Fund each pay ING Funds Services, LLC (“IFS”) an annual administration fee equal to 0.08% of each respective Fund’s average daily net assets.  If shareholders approve the Reorganization, the Acquiring Fund will continue to pay an annual administration fee of 0.08% of the Fund’s average daily net assets.

Distribution and Service Fees

Each Fund pays the distribution (12b-1) and/or service fees for each applicable class of shares as described in the table entitled “Annual Fund Operating Expenses.”

Expense Limitation Arrangements

ING Investments has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Fund, subject to possible recoupment by ING Investments within three years.  For the Acquired Fund, the expense limits exclude interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses.  For the Acquiring Fund, the expense limits exclude interest, taxes, brokerage commissions and extraordinary expenses.  Each expense limitation agreement is contractual and shall renew automatically for a one-year term, unless ING Investments provides written notice of termination within ninety (90) days of the end of the then current term or upon termination of the investment management agreement.

Pursuant to the expense limitation agreement for the Acquired Fund, the expense limits for the Fund are 1.23%, 1.98%, 1.98%, 0.98% and 1.23% for Class A, Class B, Class C, Class I and Class O shares, respectively.  The expense limits will continue through at least October 1, 2010 and there is no assurance that the expense limitation agreement will remain in effect after this date.

Pursuant to the expense limitation agreement for the Acquiring Fund, the expense limits for the Fund are 1.15%, 1.90%, 1.90%, 0.90% and 1.15% for Class A, Class B, Class C, Class I and Class O shares, respectively.  The expense limits will continue through at least October 1, 2011.  There is no assurance that the expense limitation agreement will remain in effect after this date.

Expense Tables

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds.  The following table shows the fees and expenses for Class A, Class B, Class C, Class I and Class O shares of each Fund.  Neither of the Funds have any redemption fees, exchange fees or sales charges on reinvested dividends.

Transaction Fees on New Investments

(fees paid directly from your investment)

	Class A(1)		Class B		Class C		Class I	Class O
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(2)	None		None		None	None

Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)(3)	None	(3)	5.00	%(4)(6)	1.00	%(5)(6)	None	None

(1)	The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2)

Reduced for purchases of $50,000 and over. See “Class A Shares: Initial Sales Charge Alternative” in Appendix C. Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(3)

A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See “Class A Shares: Initial Sales Charge Alternative” in Appendix C.

(4)	Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See “Class B Shares: Deferred Sales Charge Alternative” in Appendix C.

(5)	Imposed upon redemptions within one year from purchase. See “Class C Shares: Deferred Sales Charge” in Appendix C.

(6)

From May 14, 2010, which is the record date of the Reorganization, any contingent deferred sales charge that would otherwise be payable due to the redemption of any shares of the Acquired Fund will be waived. Further, any contingent deferred sales charge that would otherwise be payable due to the redemption of any shares of the Acquiring Fund acquired as a result of the Reorganization will be waived for the period ending 30 days following the Closing Date.

Annual Fund Operating Expenses

The current expenses of each of the Funds are shown in the following table.  Expenses of the Funds are based upon the operating expenses incurred during each Fund’s six-month period ended November 30, 2009, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to each Fund, has agreed. Pro forma expenses are the estimated expenses of the Acquiring Fund, after giving effect to the Reorganization and the concurrent reorganizations of ING Strategic Allocation Moderate Fund and ING Strategic Allocation Growth Fund with and into the Acquiring Fund.

Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)

	The Acquired Fund	Before the Reorganization- The Acquiring Fund	Pro forma — After the Reorganization - The Acquiring Fund
CLASS A
Management Fees	0.75%	0.08%	0.08%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%	0.25%	0.25%
Other Expenses(2)	0.51%	0.80%	0.48%
Acquired Fund Fees and Expenses(3)	0.01%	0.59%	0.77%
Total Fund Operating Expenses	1.52%	1.72%	1.58%
Waivers and Reimbursement(4)	-0.28%	-0.57%	-0.43%
Net Fund Operating Expenses	1.24%	1.15%	1.15%

CLASS B
Management Fees	0.75%	0.08%	0.08%
Distribution (12b-1) and Shareholder Servicing Fees	1.00%	1.00%	1.00%
Other Expenses(2)	0.51%	0.80%	0.48%
Acquired Fund Fees and Expenses(3)	0.01%	0.59%	0.77%
Total Fund Operating Expenses	2.27%	2.47%	2.33%
Waivers and Reimbursement(4)	-0.28%	-0.57%	-0.43%
Net Fund Operating Expenses	1.99%	1.90%	1.90%

CLASS C
Management Fees	0.75%	0.08%	0.08%
Distribution (12b-1) and Shareholder Servicing Fees	1.00%	1.00%	1.00%
Other Expenses(2)	0.51%	0.80%	0.48%
Acquired Fund Fees and Expenses(3)	0.01%	0.59%	0.77%
Total Fund Operating Expenses	2.27%	2.47%	2.33%
Waivers and Reimbursement(4)	-0.28%	-0.57%	-0.43%
Net Fund Operating Expenses	1.99%	1.90%	1.90%

CLASS I
Management Fees	0.75%	0.08%	0.08%
Distribution (12b-1) and Shareholder Servicing Fees	N/A	N/A	N/A
Other Expenses(2)	0.51%	0.80%	0.48%
Acquired Fund Fees and Expenses(3)	0.01%	0.59%	0.77%
Total Fund Operating Expenses	1.27%	1.47%	1.33%
Waivers and Reimbursement(4)	-0.28%	-0.57%	-0.43%
Net Fund Operating Expenses	0.99%	0.90%	0.90%

CLASS O
Management Fees	0.75%	0.08%	0.08%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%	0.25%	0.25%
Other Expenses(2)	0.51%	0.80%	0.48%
Acquired Fund Fees and Expenses(3)	0.01%	0.59%	0.77%
Total Fund Operating Expenses	1.52%	1.72%	1.58%
Waivers and Reimbursement(4)	-0.28%	-0.57%	-0.43%
Net Fund Operating Expenses	1.24%	1.15%	1.15%

(1)

These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund’s actual operating expenses for its six-month period ended November 30, 2009, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to each Fund, has agreed.

(2)	IFS receives an annual administration fee equal to 0.08% of each Fund’s average daily net assets which is reflected in Other Expenses.

(3)

The Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of fees and expenses of the acquired funds in which the Acquired Fund invests or the Underlying Funds in which the Acquiring Fund invests. The amount of fees and expenses of the acquired funds/Underlying Funds borne by a Fund will vary based on the Fund’s allocation of assets to, and the annualized net expenses of, the particular acquired funds/Underlying Funds.

(4)

ING Investments has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Fund, subject to possible recoupment by ING Investments within three years. In addition, for the Acquired Fund, the expense limits exclude interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses. For the Acquiring Fund, the expense limits exclude interest, taxes, brokerage commissions and extraordinary expenses. The amount of each Fund’s expenses waived and/or reimbursed during the last fiscal year by ING Investments is shown under the heading Waivers and Reimbursement. The expense limits will continue through at least October 1, 2010 for the Acquired Fund and October 1, 2011 for the Acquiring Fund. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by ING Series Fund, Inc. upon at least 90 days’ prior written notice to ING Investments.

Examples.  The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund.  The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results.  Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

	The Acquired Fund				The Acquiring Fund(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,028	$1,356	$2,283	$685	$1,033	$1,404	$2,444
Class B	$730	$1,009	$1,415	$2,417	$693	$1,015	$1,464	$2,577
Class C	$330	$709	$1,215	$2,605	$293	$715	$1,264	$2,763
Class I	$129	$403	$697	$1,534	$92	$409	$749	$1,708
Class O	$155	$480	$829	$1,813	$117	$486	$880	$1,983

Estimated Acquiring Fund:
Pro forma: The Funds Combined(1)

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,005	$1,348	$2,311
Class B	$693	$986	$1,406	$2,445
Class C	$293	$686	$1,206	$2,633
Class I	$92	$379	$688	$1,564
Class O	$117	$457	$820	$1,842

You would pay the following expenses if you did not redeem your shares:

	The Acquired Fund				The Acquiring Fund(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,028	$1,356	$2,283	$685	$1,033	$1,404	$2,444
Class B	$230	$709	$1,215	$2,417	$193	$715	$1,264	$2,577
Class C	$230	$709	$1,215	$2,605	$193	$715	$1,264	$2,763
Class I	$129	$403	$697	$1,534	$92	$409	$749	$1,708
Class O	$155	$480	$829	$1,813	$117	$486	$880	$1,983

Estimated Acquiring Fund:
Pro forma: The Funds Combined(1)

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,005	$1,348	$2,311
Class B	$193	$686	$1,206	$2,445
Class C	$193	$686	$1,206	$2,663
Class I	$92	$379	$688	$1,564
Class O	$117	$457	$820	$1,842

(1)          The examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.

Portfolio Transitioning

If shareholders approve the Reorganization, ING IM is expected to sell all or most of the Acquired Fund’s holdings shortly prior to the Closing Date.  The proceeds of such sales are expected to be invested in Underlying Funds that the Acquiring Fund may hold or wish to hold and may also be held in temporary investments.  During this transition period (the “Transition Period”), the Acquired Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of a Reorganization, ING IM, as the Sub-Adviser to the Acquiring Fund, may also sell portfolio holdings that it acquired from the Acquired Fund, and the Acquiring Fund may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Fund may engage in a variety of transition management techniques to facilitate the portfolio transition process.  The sales and purchases of Underlying Fund shares by the Funds during the Transition Period are also expected to result in significant buy and sell transactions by Underlying Funds in which the Acquiring Fund invests or wishes to invest.  Such sales and purchases by the Funds and the Underlying Funds, as well as the sales of portfolio securities by the Acquired Fund, may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Funds.  Sales and purchases by the Funds and the Underlying Funds would also result in transactional costs, which are ultimately borne by shareholders, and result in the realization of taxable gains or losses for either or both Funds, and may also result in taxable distributions to their respective shareholders.

Shareholders should review the discussion in “Tax Considerations” below and consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Key Differences in the Rights of the Acquired Fund’s Shareholders and the Acquiring Fund’s Shareholders

Each Fund is organized as a separate series of ING Series Fund, Inc. (“ISF”), a Maryland corporation, which is governed by Articles of Incorporation and Bylaws.  Consequently, there are no differences in the rights of shareholders of each Fund.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Acquired Fund in exchange for shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, as set forth in the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, as provided for in the Reorganization Agreement.  The Acquired Fund will then be liquidated.

Each Class A, Class B, Class C, Class I and Class O shareholder of the Acquired Fund will hold, immediately after the Closing Date, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the Closing Date.  In the interest of economy and convenience, shares of the Acquiring Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

As described above, the Acquiring Fund will change its investment objective, strategies, benchmark indexes, and name concurrent with the closing of the Reorganization.  Accordingly, after the closing of the Reorganization, shareholders of the Acquired Fund will ultimately hold shares of the Acquiring Fund, which will pursue new investment objective and strategies.

Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem their shares.  Redemption requests received after the Closing Date will be treated as requests received by the Acquiring Fund for the redemption of its shares.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Acquired Fund.  The Reorganization Agreement also requires that each Fund take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization would be one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds.  ING Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with greater asset bases and greater prospects for long-term viability.  This is expected to provide greater investment opportunities for each surviving fund and the potential to take larger portfolio positions.

The Reorganization was initially presented for consideration to, and was approved by, the Board of the Funds at a meeting held on March 11, 2010.  The Directors of each Fund, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) of such Fund, determined that the interests of the shareholders of such Fund will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of such Fund and its shareholders.

Board Considerations

The Board of the Acquired Fund, in recommending the proposed Reorganization, considered a number of factors, including the following:

•                  the plans of management to increase the potential for long-term viability of ING funds;

•                  management’s explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

•                  changes of the Acquiring Fund’s investment objective, strategies, benchmark indexes and name that will take place concurrent with the consummation of the Reorganization;

•                  the other two reorganizations where two other ING funds will also be merged into the Acquiring Fund’s at the same time the Acquired Fund is reorganized into the Acquiring Fund;

•                  that the gross expense ratios for shareholders of all classes of the Acquired Fund are expected to be higher, and the net expense ratios for shareholders of all classes of the Acquired Fund are expected to be lower as a result of the Reorganization;

•                  changes in the investment objective, policies, restrictions, management and portfolio holdings of the Acquired Fund as a result of the Reorganization;

•                  the investment performance of the Funds relative to their respective benchmarks;

•                  the terms and conditions of the Reorganization Agreement;

•                  that if the Reorganization is approved by shareholders, prior to the Closing Date, all or most of the holdings of the Acquired Fund will be sold and proceeds of such sales are expected to be invested in Underlying Funds that the Acquiring Fund may hold or wish to hold, as described more fully in “Portfolio Transitioning” on page 23;

•                  that all expenses relating to obtaining shareholder approval and the preparation of any filings with the SEC will be shared equally between ING Investments (or an affiliate) and shareholders of the Acquired Fund;

•                  the tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and

•                  that the interests of existing shareholders of either Fund will not be diluted as a result of the Reorganization.

The Board of the Acquired Fund recommends that shareholders approve the Reorganization.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Prior to the Closing Date, the Acquired Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax.

As of December 31, 2009, the Acquired Fund had approximately $67.41 million in capital loss carryforwards, none of which will be certain to expire as a result of the Reorganization.  The Acquiring Fund had approximately $2.32 million in capital loss carryforwards.  After the Reorganization, the losses of the Acquired Fund generally may be available to the Acquiring Fund to offset its capital gains, although a portion of the amount of these losses that may offset the Acquiring Fund’s capital gains in any given year may be limited due to this Reorganization.  The ability of the Acquiring Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards and built-in losses currently are available only to pre-Reorganization shareholders of each Fund.  After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of the Acquiring Fund.

Expenses of the Reorganization

The Reorganization Expenses will be shared equally between ING Investments (or an affiliate) and the Acquired Fund.  These expenses include, but are not limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transaction costs resulting from the sales or purchases of portfolio securities by the Funds during the Transition Period, which are ultimately borne by Fund shareholders

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

Each Fund is organized as a separate series of ISF, an open-end management investment company organized as Maryland Corporation. ISF is governed by a Board of Directors consisting of seven members.  For more information on the history of ISF, see the Funds’ SAI.

Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to both Funds. ING Investments has overall responsibility for the management of each Fund.  ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep.  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, the Sub-Adviser and their affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Funds and potential termination of the Funds’ existing advisory agreements, which may trigger the need for shareholder approval of new agreements.

ING Investments became an investment management firm in April 1995.  As of December 31, 2009, ING Investments managed approximately $46.5 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

Sub-Adviser

ING Investments has engaged ING IM as the Sub-Adviser to the Funds.  The Sub-Adviser provides the day-to-day management of each Fund.  ING Investments is responsible for monitoring the investment programs and performance of the Sub-Adviser.  Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board.  In the event a sub-advisory agreement is terminated, ING IM may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

For information regarding the basis for the Board’s approval of portfolio management relationships, please refer to each Fund’s annual shareholder report to be dated May 31, 2010.  ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of each respective Fund’s assets and the purchase and sale of portfolio securities.

Distributor

IFD, whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for the Funds and is a member of the Financial Industry Regulatory Authority (“FINRA”).

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Dividends and Other Distributions

The Acquired Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions.  The Fund pays dividends, if any, on a semi-annual basis, and distributes capital gains, if any, on an annual basis.

The Acquiring Fund generally distributes most or all of its net earnings in the form of dividends.  Distributions are normally expected to consist of income and capital gains.  The Fund pays dividends and capital gains, if any, annually.

To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution.  Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Agreement is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing Date, the Acquired Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of November 30, 2009, and on a pro forma basis as of November 30, 2009, giving effect to the Reorganization:

	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund	The Acquired Fund	The Acquiring Fund	Adjustments		The Acquiring Fund Pro forma

CLASS A
Net Assets	$19,344,631	$26,446,833	$56,552,912	$12,921,686	$(39,916	) (1)	$115,226,146
Net Asset Value Per Share	$8.05	$8.40	$9.48	$8.29			$8.29
Shares Outstanding	2,401,671	3,148,239	5,963,248	1,559,209	827,047	(2)	13,899,414

CLASS B
Net Assets	$6,546,842	$6,695,157	$11,630,044	$3,388,294	$(9,700	) (1)	$28,250,637
Net Asset Value Per Share	$7.92	$8.29	$9.38	$8.23			$8.23
Shares Outstanding	826,546	807,947	1,239,445	411,579	147,124	(2)	3,432,641

CLASS C
Net Assets	$1,991,997	$1,798,178	$23,561,315	$2,283,797	$(10,667	) (1)	$29,624,620
Net Asset Value Per Share	$7.94	$8.40	$9.38	$8.27			$8.27
Shares Outstanding	251,014	214,137	2,512,089	276,170	328,769	(2)	3,582,179

CLASS I
Net Assets	$759,188	$737,646	$14,130,661	$559,416	$(6,095	) (1)	$16,180,816
Net Asset Value Per Share	$8.13	$8.47	$9.47	$8.40			$8.40
Shares Outstanding	93,361	87,043	1,492,655	66,575	186,654	(2)	1,926,288

CLASS O
Net Assets	$19,516,386	$12,829,370	$23,607,258	$5,975,308	$(21,822	) (1)	$61,906,500
Net Asset Value Per Share	$8.00	$8.34	$9.43	$8.26			$8.26
Shares Outstanding	2,438,756	1,538,033	2,504,525	723,780	289,640	(2)	7,494,734

(1)          Reflects adjustment for estimated one time merger expenses.

(2)          Reflects new shares issued, net of retired shares of ING Strategic Allocation Growth Fund, ING Strategic Allocation Moderate Fund and ING Balanced Fund (Calculation: Net Assets ÷ NAV per share).

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting. Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about June 29, 2010.  Shareholders of the Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.  The Acquired Fund has retained Computershare Fund Services (the “Solicitor”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies.  The estimated cost of retaining the Solicitor is $41,000.  ING Investments (or an affiliate) will bear the costs of retaining the Solicitor.  Shareholders of the Acquired Fund may receive a telephone call from the Solicitor asking the shareholder to vote.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned.  If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares.  The Solicitor will advise that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus.  The Solicitor will then record the shareholder’s instructions on the Proxy Card.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-526-4094.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Acquired Fund, a written revocation or duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of the Acquired Fund that may be presented at the Special Meeting.

Voting Rights

As a shareholder of the Acquired Fund, you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Acquired Fund at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, your vote must be received no later than 5:00 p.m. on August 9, 2010.  As of the Record Date, the following shares of beneficial interest of the Acquired Fund were outstanding and entitled to vote:

Class	Shares Outstanding
Class A
Class B
Class C
Class I
Class O
Total

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given, unless the adjournment is more than 120 days after the record date or, if after the adjournment, a new record date is fixed.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter.  For this reason, an abstention or broker non-vote will have the effect of a vote against the proposal.

The Acquired Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Acquired Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Acquired Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners.  If permitted, such broker-dealers may so vote.

[To the knowledge of ING Investments, as of May 14, 2010, the officers and Directors beneficially owned, as a group, less than 1% of any class of each Fund.]

Appendix E hereto lists the persons that, as of May 14, 2010, owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Other Matters to Come Before the Special Meeting

ISF does not know of any matters to be presented at the Special Meeting other than the proposal described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

ISF is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Acquired Fund’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Theresa K. Kelety Secretary

June 29, 2010
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 11th day of March, 2010, by ING Series Fund, Inc. (the “Company”), a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Company”), on behalf of ING Strategic Allocation Conservative Fund (the “Acquiring Fund”) and ING Balanced Fund (the “Acquired Fund”), each a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class O voting shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.          Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date delivered by the Company, on behalf of the Acquired Fund, to the Company, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof.  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class A, Class B, Class C, Class I and Class O shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”).  The aggregate net asset value of Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be so credited to shareholders of Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class A, Class B, Class C, Class I and Class O Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares in connection with such exchange.

1.5.          Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.                                      VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s Board of Directors.

2.2.          The net asset value of a Class A, Class B, Class C, Class I and Class O Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund’s Board of Directors.

2.3.          The number of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4.          All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.                                      CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be August 21, 2010 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2.          The Acquired Fund shall direct the Bank of New York Mellon Corporation, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Acquired Fund shall direct PNC Global Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I and Class O shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Company as follows:

(a)           The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h)           Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at May 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since May 31, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)          All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)           Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business.  The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at May 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)            Since May 31, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)            All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           The Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)           The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.          The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Fund covenants that the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares received at the Closing.

5.8.          The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          The Company, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Company’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’ election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          The Company shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

6.3.          The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          The Company shall have delivered to the Company a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.          The Company shall have delivered to the Company on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

7.4.          The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Company.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.          The parties shall have received the opinion of Dechert LLP addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.          The Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.          The expenses relating to the proposed Reorganization will be shared equally by (i) the investment adviser to the Acquired Fund (or an affiliate of the investment adviser) and (ii) the Acquired Fund.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.        The Company has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the Acquiring Fund and the Acquired Fund.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.                               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before November 30, 2010, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.                               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Series Fund, Inc.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.

With a copy to:

Goodwin Procter LLP
Exchange Place
53 State Street

Boston, MA 02109
Attn: Philip H. Newman

14.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the corporate property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Articles of Incorporation of the Company.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING SERIES FUND, INC., on behalf of its
ING Balanced Fund series

By:
Name:
Title:

ING SERIES FUND, INC., on behalf of its
ING Strategic Allocation Conservative Fund series

By:
Name:
Title:

APPENDIX B

More Information About the Asset Allocation Process and Investments in the Underlying Funds

More on the Asset Allocation Process

As described earlier in this Proxy Statement/Prospectus, ING Investment Management Co., the sub-adviser (the “Sub-Adviser”) of ING Strategic Allocation Conservative Fund (to be renamed ING Capital Allocation Fund) (the “Fund”), invests the assets of the Fund in a combination of other mutual funds advised by the Sub-Adviser (or its affiliates) (the “Underlying Funds”) that in turn invest in varying degrees, among several classes of equity securities and fixed-income securities, including U.S. government and money market instruments.

The Sub-Adviser determines the mix of Underlying Funds and sets the appropriate target allocations to asset classes in which the Fund invests (“Target Allocations”) and ranges for the Fund’s investments in those Underlying Funds. The Sub-Adviser uses a proprietary asset allocation strategy to determine the Target Allocations for the Fund, including the use of both quantitative and qualitative judgments in determining weighting among the models and strategies, as described below.

First, the Sub-Adviser determines the Target Allocations for the Fund’s investment in various asset classes using its own proprietary modeling techniques which integrate analysis of the global economy with the individual securities markets. The Sub-Adviser begins with an analysis of the expected long-term performance of various asset classes. The proprietary modeling techniques used by the Sub-adviser integrate analysis of the global economy with the individual securities markets. The Sub-Adviser begins with an analysis of the expected long-term performance of various asset classes.

Next, the Sub-Adviser determines the included strategies in which the Fund invests to attain its Target Allocations. In choosing an included strategy for an asset class, the Sub-Adviser considers the degree to which the included strategy’s holdings or other characteristics correspond to the desired asset class, among other factors.

The Sub-Adviser may change the included strategies and asset classes at any time, and may, at any time, determine to make tactical changes in the Fund’s Target Allocations depending on market conditions. Any changes to the Underlying Funds or allocation weightings will be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the Underlying Funds. The Sub-Adviser has discretion in changing the Underlying Funds as well as the ability to add additional funds or asset classes or investment strategies when deemed necessary. The Fund may seek to profit from either rising or falling prices across the included asset classes through the use of tactical asset allocation positions. The long-term performance forecasts give context to current market conditions and allow the Sub-Adviser to identify asset classes that are priced below their intrinsic value.

The Fund will invest new assets and reinvested dividends based on the Target Allocations. Rebalancing will normally take place monthly, and inflows and outflows may be used to seek Target Allocations. These allocations, however, are targets, and the Fund’s allocations could change substantially as the securities’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for the Fund may deviate from the Target Allocation percentages. The Fund may be rebalanced more or less often subject to any constraints on timing of rebalancing arising from the Fund’s application of frequent trading procedures.

Asset Allocation is no Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Fund. Furthermore, the allocation of the Fund’s assets by its adviser or sub-adviser may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in Fund.

Assets will be allocated among Underlying Funds and markets based on judgments made by the Sub-Adviser or ING Investments, LLC, the Fund’s investment adviser (“ING Investments” or the “Adviser”). There is a risk that the Fund may allocate assets to an asset class or market that underperforms other Underlying Funds.  For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Performance of the Underlying Funds will Vary

The performance of the Fund depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Temporary Defensive Positions

The Fund or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Fund or Underlying Fund. Instead, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Fund or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Fund’s or Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflict of Interest

In making decisions on the allocation of the assets of the Fund among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the Fund and to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds may have a sub-adviser that is affiliated with the Adviser, while others do not. ING Investments may also subsidize the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ING Investments or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Fund.

ING Investments has developed an investment process using an Investment Committee that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund. Nonetheless, investors bear the risk that ING Investments’ allocation decisions may be affected by its conflicts of interest.

Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds

The Fund seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that over time the Fund will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.

ING ALTERNATIVE BETA FUND

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: Investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index.

Main Investments: Does not invest in hedge funds, but rather, invests in financial instruments (“Financial Instruments”) that provide long or short exposure to the market indexes (each an “Index” and collectively, the “Indices”), including among others, futures contracts, exchange-traded funds to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder, swaps, structured notes, exchange-traded notes, forward contracts, and cash represented by money market funds or high quality debt securities. Currently invests in Indices representing the performance of the following investment categories, together with U.S. dollar money market investments: U.S. large cap equities, U.S. small cap equities, non-U.S. equities, emerging markets equities, commodities, currencies and U.S. large cap equity volatility. Obtains long exposure with respect to an Index by investing in Financial Instruments that rise or fall in value with a rise or fall in the value of the underlying Index, and obtains short exposure with respect to an Index by investing in Financial Instruments that rise in value with a fall in the value of the underlying Index and decline in value with a rise in the value of the underlying Index.

Main Risks: Commodities, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, investment by other funds, investment model, issuer non-diversification, leverage, liquidity, market, market capitalization, other investment companies, over-the-counter investments, proprietary hedge fund beta strategy and short exposures.

ING EMERGING COUNTRIES FUND

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: Maximum long-term capital appreciation.

Main Investments: Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers located in a number of different countries with emerging securities markets. Under normal conditions, the fund invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The fund may invest in companies of any market capitalization. May invest up to 20% of its assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, company, convertible securities, credit, currency, foreign investments/developing and emerging markets, growth investing, interest rate, investment by other funds, investment model, liquidity, market, market capitalization, other investment companies and securities lending.

ING EQUITY DIVIDEND FUND

Investment Objective: Growth of capital and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend paying companies. Invests primarily in companies with a market capitalization in excess of $1 billion. May invest in foreign securities including companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May lend portfolio securities on a short-term or long-term basis, up to 331/3% of its assets.

Main Risks: Convertible securities, dividend, foreign investments, liquidity, market trends, other investment companies, price volatility and securities lending.

ING GLOBAL BOND FUND

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. May invest in securities of issuers located in developed and emerging market countries and may be denominated in foreign currencies or in the U.S. dollar. May hedge its exposure to securities denominated in foreign currencies. May borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). Invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB— by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. May also invest in preferred stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies. May also invest up to 5% of its assets in a combination of floating rate secured loans and shares of ING Prime Rate Trust. Although it may invest a portion of its assets in high-yield debt securities rated below investment-grade, it will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. May use futures, swaps (including interest rate swaps, total return swaps and credit default swaps), options and other derivative instruments. The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer. May also lend portfolio securities, up to 33 1/3% of its total assets.

Main Risks: Borrowing, credit, debt securities, derivatives, emerging markets investments, foreign investments, high-yield, lower-grade debt securities, interest rate, leverage, liquidity, mortgage-related securities, non-diversified investment company, other investment companies, portfolio turnover, price volatility and securities lending.

ING GLOBAL EQUITY DIVIDEND FUND

Investment Objective: Growth of capital with dividend income as a secondary consideration.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies.  Invests at least 65% of the assets of the Fund in equity securities of issuers in a number of different countries, one of which may be the United States, with at least 75% of its assets invested in common and preferred stocks, warrants and convertible securities.  May invest in companies located in countries with emerging securities markets.  May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.  May lend portfolio securities on a short-term or long-term basis, up to 331/3% of its assets.

Main Risks: Company, convertible securities, currency, dividend, foreign investments/developing and emerging markets, investment by other funds, investment model, liquidity, market, market capitalization, other investment companies and securities lending.

ING GLOBAL REAL ESTATE FUND

Investment Objective: High total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts. May invest in companies located in countries with emerging securities markets. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. May also lend portfolio securities, up to 33 1/3% of its total assets.

Main Risks: Concentration, convertible securities, foreign investments, initial public offerings, liquidity, market trends, mid-capitalization/small-capitalization companies, non-diversified investment company, other investment companies, price volatility, real estate securities, rule 144A securities and securities lending.

ING GROWTH AND INCOME FUND

Investment Objective: Long-term growth of capital and income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both. May invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stocks principally for their income potential through dividends or may acquire securities having a mix of these characteristics. May engage in option writing. May also invest in stocks of mid- and small-sized companies and up to 25% in foreign issuers. May invest in derivative instruments, including, but not limited to, put and call options. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. May lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets. May engage in frequent and active trading of portfolio securities to achieve its investment objective.

Main Risks: Convertible securities, derivatives, foreign investments, market trends, mid-capitalization/small-capitalization companies, other investment companies, portfolio turnover, price volatility and securities lending.

ING GROWTH OPPORTUNITIES FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Normally invests primarily in equity securities of companies with varying market capitalizations of any size. Primarily invest in the equity securities of large-, mid- and small-capitalization U.S. companies that the Sub-Adviser believes have above average prospects for growth.  May invest up to 15% of its assets in securities of foreign issuers. The Fund may also invest in non-U.S. dollar-denominated securities and initial public offerings. May invest in derivative instruments including, but not limited to, put options, call options and futures.  May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.  May lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.  May engage in frequent and active trading of portfolio securities to achieve its investment objective.

Main Risks: Derivatives, foreign investments, growth investing, initial public offerings, investment models, liquidity, market trends, other investment companies, price volatility, securities lending and portfolio turnover.

ING HIGH YIELD BOND FUND

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Investment Objective: High level of current income and total return.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.”  Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. May invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. May invest in companies of any size. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940Act, and the rules, regulations and exemptive orders thereunder. May lend portfolio securities on a short-term or long-term basis, up to 331/3% of its assets.

Main Risks: Credit, derivatives, foreign investments, high-yield, lower-grade debt securities, interest rate, liquidity, other investment companies, price volatility and securities lending.

ING INDEX PLUS INTERNATIONAL EQUITY FUND

Investment Objective: Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in stock included in the MSCI EAFE® Index, exchange-traded funds and derivatives, including futures and options whose economic returns are similar to the MSCI EAFE® Index or its components. May also invest in securities that are convertible into common stock included in the MSCI EAFE® Index. At any one time, the Fund will hold between 300 to 400 of the stocks included in the index. May also lend portfolio securities, up to 33 1/3% of its total assets.

Main Risks: Convertible securities, derivatives, foreign investments, liquidity, mid-capitalization/small-capitalization companies, other investment companies, portfolio turnover, price volatility and securities lending.

ING INSTITUTIONAL PRIME MONEY MARKET FUND

Investment Objective: High level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in a portfolio of high-quality, U.S. dollar-denominated, short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks. May maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 90 days. Will invest obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; other money market mutual funds; and domestic Yankee Dollar and Eurodollar obligations including certificates of deposit, fixed-time deposits, bankers acceptances, and other promissory notes including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. May invest more than 25% or its total assets in instruments issued by domestic banks. May significantly invest in securities issued by financial services companies including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies and broker-dealers. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations.

Main Risks: Concentration, credit, foreign investments, interest rate, mortgage-related securities, other investment companies, repurchase agreements and U.S. government securities and obligations.

ING INTERMEDIATE BOND FUND

Investment Objective: High level of current income, consistent with the preservation of capital and liquidity.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds including, but not limited to, corporate, government and mortgage bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc. or have an equivalent rating by a nationally recognized statistical rating organization or of comparable quality if unrated). May invest a portion of its assets in high-yield debt securities. The Fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the Sub-Adviser maintains a dollar-weighted average duration between three and ten years. May also invest in preferred stock, high-quality money market instruments, municipal bonds, debt securities of foreign issuers, securities denominated in foreign currencies, foreign currencies, mortgage- and asset-backed securities, options and futures contract involving securities, securities indices and interest rates, including options and futures contracts denominated in foreign securities. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. May lend portfolio securities, up to 33 1/3% of its total assets.

Main Risks: Credit, derivatives, foreign investments, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, mortgage-related securities, municipal securities, other investment companies, portfolio turnover, price volatility, securities lending and U.S. government securities and obligations.

ING MIDCAP OPPORTUNITIES FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those whose market capitalizations fall within the range of companies in the Russell MidCap® Growth Index) believed to have growth potential. May also invest in derivatives and foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. May lend portfolio securities up to 33 1/3% of its total assets. May engage in frequent and active trading of portfolio securities to achieve its investment objective.

Main Risks: Derivatives, foreign investments, growth investing, liquidity, market trends, mid-capitalization/small-capitalization companies, other investment companies, portfolio turnover, price volatility and securities lending.

ING SMALL COMPANY FUND

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in the Standard & Poor’s SmallCap 600 Index or the Russell 2000® Index or, if not included in either index, have market capitalizations between $22 million and $2.3 billion). May invest, to a limited extent, in foreign stock. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. May lend portfolio securities up to 33 1/3%of its total assets.

Main Risks: Derivatives, foreign investments, market trends, mid-capitalization/small-capitalization companies, other investment companies, price volatility, securities lending and small-sized companies.

ING TACTICAL CAPITAL ALLOCATION FUND

Investment Objective: Outperform the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) by overweighting and underweighting various global equity, bond and currency markets.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests primarily in S&P 500® Index equities and equity securities of issuers located within and outside the United States. Equity securities include, but are not limited to, common and preferred, warrants and convertible securities. The Fund will also invest in derivatives, including, but not limited to, futures, swaps and forward contracts. May also invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. May lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Asset allocation, convertible securities, debt securities, derivatives, foreign investments, interest rate, investment by funds-of-funds, liquidity, market trends, other investment companies, price volatility, securities lending, short sales and sovereign debt.

Appendix C

ADDITIONAL INFORMATION REGARDING ING STRATEGIC ALLOCATION CONSERVATIVE FUND

SHAREHOLDER GUIDE

ING Purchase Options™

This Proxy Statement/Prospectus relates to five separate Classes of shares of ING Strategic Allocation Conservative Fund (to be renamed ING Capital Allocation Fund) (the “Fund”):  Class A, Class B, Class C, Class I and Class O, each of which represents an identical interest in the Fund’s investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements.

As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund’s shares that will be issued to you in the Reorganization will be the same as those that apply to ING Balanced Fund (“Balanced Fund”) shares held by you immediately prior to the Reorganization, and the period that you held shares of Balanced Fund will be included in the holding period of the Fund’s shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

The sales charges and fees for Class A, Class B, Class C, Class I and Class O shares of the Fund are shown and contrasted in the chart below. The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

	Class A		Class B		Class C		Class I	Class O
Maximum Initial Sales Charge on Purchases	5.75	%(1)	None		None		None	None
Contingent Deferred Sales Charge (“CDSC”) (2)	None	(3)	5.00	%(4)	1.00	%(5)	None	None
Annual Distribution (12b-1) and Service Fees (6)	0.25%		1.00%		1.00%		None	None
Maximum Purchase	Unlimited		$100,000		$100,000		Unlimited	Unlimited
Automatic Conversion to Class A	N/A		8 Years	(7)	N/A		N/A	N/A

(1)	Reduced for purchases of $50,000 and over.

(2)

Any CDSC that would otherwise be payable due to the redemption of any shares of the Fund acquired as a result of the Reorganization will be waived for the period ending 30 days following the Closing Date.

(3)

For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See “Class A Shares: Initial Sales Charge Alternative” in this Appendix C.

(4)	Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See “Class B Shares: Deferred Sales Charge Alternative” in this Appendix B.

(5)	Imposed upon redemption within 1 year from purchase. See “Class C Shares: Deferred Sales Charge” in this Appendix C.

(6)	Annual asset-based distribution charge.

(7)

Class B shares of the Fund issued to shareholders of Balanced Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Balanced Fund.

ING Purchase Options

You may select from up to five separate classes of shares: Class A, Class B, Class C, Class I and Class O shares.

Class A Shares

•                  Front-end sales charge, as described later in this section.

•                  Distribution and service (12b-1) fees of 0.25%.

Class B Shares

•                  No front-end sales charge; all your money goes to work for you right away.

•                  Distribution and service (12b-1) fees of 1.00%.

•                  A contingent deferred sales charge (“CDSC”), as described later in this section.

•                  Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

•                  Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Class C Shares

•                  No front-end sales charge; all your money goes to work for you right away.

•                  Distribution and service (12b-1) fees of 0.75% for the Domestic Equity Index Plus Funds and 1.00% for all other Funds.

•                  A 1.00% CDSC on shares sold within one year of purchase except for the Domestic Equity Index Plus Funds which impose a CDSC of 0.75%.

•                  No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between Classes A, B and C, you should carefully consider:

•                  How long you plan to hold the Fund;

•                  The amount of your investment;

•                  The expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

•                  Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.

Class B shares are not intended for purchase in excess of $100,000 or $1,000,000 in the case of Class C shares. Purchase orders from an individual investor for Class B shares in excess of $100,000 and for Class C shares in excess of $1,000,000 will be declined.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares do not exceed the maximum of $100,000 or $1,000,000 in the case of Class C shares. The Fund cannot ensure that it will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount.  When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.

Class I Shares

Class I shares are offered at NAV without a sales charge to: (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) individuals whose accounts are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940; (vi) retirement plans affiliated with ING Groep N.V.; (vii) ING Groep N.V. affiliates for purposes of corporate cash management; (viii) other registered investment companies; and (ix) shareholders holding Class I shares of other ING Funds as of February 28, 2002, as long as they maintain a shareholder account.

Class O Shares

Class O shares are available only to: (i) wrap programs offered by broker-dealers and financial institutions; (ii) individuals whose accounts are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940; (iii) retirement plans affiliated with ING Groep; (iv) ING Groep affiliates for purposes of corporate cash management; and (v) by other ING Funds in the ING Family of Funds.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled.  As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts.  The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount.  In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated.  The SAI of the Fund discusses specific classes of investors who may be eligible for a reduced sales charge.

Distribution and Shareholder Servicing Fees — Class A, Class B and Class C

To pay for the cost of promoting the Fund and servicing your shareholder account, Class A, Class B and Class C shares of the Fund have adopted a Rule 12b-1 plan, which requires distribution and shareholder service fees to be paid out of the assets of each class.  Because these fees are paid on an on-going basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

How ING Compensates Intermediaries for Selling Mutual Funds

ING mutual funds are distributed by ING Funds Distributor, LLC (“Distributor”). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser (“Adviser”) which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority (“FINRA”) as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or

(3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.20% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the end of the last calendar year are: A.G. Edwards a Division of Wachovia Securities LLC; Ameriprise Advisor Services, Inc.; Ameritrade, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Directed Services LLC; Financial Network Investment; First Clearing, LLC; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Co.; Linsco Private Ledger Financial Corp.; Merrill Lynch Pierce Fenner & Smith; Morgan Stanley & Co., Inc.; National Financial Services Corp.; Oppenheimer & Co.; Pershing, LLC; Primevest Financial Services, Inc.; Prudential Investment Management Services; Raymond James Associates, Inc.; Raymond James Financial Services; RBC Capital Markets Corp.; UBS Financial Services, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Sales Charge Calculation — Class A, Class B and Class C

Class A Shares: Initial Sales Charge Alternative(1)(2)

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the Offering Price(3)	As a % of net amount invested
Less than $50,000	5.75%	6.10%
$50,000 – $99,999	4.50%	4.71%
$100,000 – $249,999	3.50%	3.63%
$250,000 – $499,999	2.50%	2.56%
$500,000 – $999,999	2.00%	2.04%
$1,000,000 and over	See below

(1)          Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2)          Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)          The term “offering price” includes the front-end sales charge. Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Investment of $1 Million of More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more.  However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

Your Investment	CDSC	Period During Which CDSC Applies
$1,000,000 - $2,499,999	1.00%	2 years
$2,500,000 - $4,999,999	0.50%	1 year
$5,000,000 and over	0.25%	1 year

Class B Shares: Deferred Sales Charge

Class B shares are offered at their NAV per share without any initial sales charge.  However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them.  The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Year of Redemption After Purchase	CDSC
First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
After Sixth Year	None

Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Balanced Fund.  Class B shares acquired initially through funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.  For additional information on the CDSC and the conversion of Class B, see the SAI of the Fund.

Class C Shares: Deferred Sales Charge

Class C shares are offered at their NAV per share without any initial sales charge.  However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them.  The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Years After Purchase	CDSC on Shares Being Sold
1st Year	1.00%
After 1st Year	None

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

Sales Charge Reductions and Waivers — Class A, Class B and Class C

Reduced or Waived Front-End Sales Charges.  You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

•  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

•  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

•  Combination Privilege — shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV.  This may be done by:

•  Reinstatement Privilege — if you sell Class A shares of the Fund (or shares of other ING Funds managed by ING Investments, LLC) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days; or

•  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or the SAI of ING Strategic Allocation Conservative Fund, the predecessor of the Fund, for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC Waivers.  If you notify PNC Global Investment Servicing (U.S.) Inc., the Fund’s transfer agent (“Transfer Agent”) at the time of redemption, the CDSC for each class will be waived in the following cases:

•  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•  For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

Reinstatement Privilege.  If you sell Class A, Class B or Class C shares of the Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale.  Reinstated Class B and Class C shares will retain their original cost and purchase dates for purposes of the CDSC.  This privilege can be used only once per calendar year.  If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see the SAI of the Acquiring Fund for more information.

Purchase of Shares

The minimum initial investment amounts for Class A, Class B and Class C of the Fund are as follows: (i) non-retirement accounts: $1,000; (ii) retirement accounts: $250; (iii) Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month; and (iv) certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary): $250.  The minimum initial investment for Class I shares is $250,000.   The minimum initial investment for Class O shares is $1,000.

There are no investment minimums for any subsequent purchases.  Shareholders can make investment using the methods outlined in the table below.

Method	Initial Investment	Additional Investment
By Contacting Your Investment Professional	An investment professional with an authorized firm can help you establish and maintain your account.	Visit or consult an investment professional.

By Mail

Visit or consult an investment professional. Make your check payable to the ING Funds and mail it, along with a completed Account Application. Please indicate your investment professional on the New Account Application.

Fill out the Account Additions form included on the bottom of your account statement along with your check payable to the ING Funds and mail them to the address on the account statement.  Remember to write your account number on the check.

By Wire

Call the ING Operations Department at (800) 922-0180 and select Option 4 to obtain an account number and indicate your investment professional on the account.

Instruct your bank to wire funds to the Fund in the care of:

PNC
ABA # 031000053
Pittsburgh, PA
credit to:

(the Fund)
A/C #8611773535; for further credit to Shareholder A/C #                          (A/C #          you received over the telephone)

Shareholder Name: (Your Name Here)

After wiring funds you must complete the Account Application and send it to:

ING Funds

P.O. Box 9772
Providence, RI
02940-9772

Wire the funds in the same manner described under “Initial Investment.”

More information regarding sales charges and applicable breakpoints may be found on the Fund’s website by going to www.ingfunds.com, clicking on the “Forms & Literature” link, and then using the “Shareholder Guides” link found under the “Prospectus & Reports” section and selecting the appropriate fund link.  Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for that share class.

The Fund and the Distributor reserve the right to reject any purchase order.  Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.  The Fund and the Distributor reserve the right to waive minimum investment amounts.  Waiver of the minimum investment amount can increase operating expenses of the Fund.  The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs) for Class A, Class B, Class C,  $250,000 for Class I or $1,000 for Class O.

Customer Identification

Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund must obtain the following information for each person that opens an account:

•  Name;

•  Date of birth (for individuals);

•  Physical residential address (although post office boxes are still permitted for mailing); and

•  Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

Frequent Trading — Market Timing

The Fund is intended for long-term investment and not as a short-term trading vehicle.  Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund.  The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.  The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because some Underlying Funds invest in foreign securities it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares which negatively affects long-term shareholders.

The Fund’s and Underlying Funds’ Boards of Directors/Trustees (“Boards”) have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and Underlying Funds. In general, shareholders may make exchanges among their accounts with ING Funds once every (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

•                  Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;

•                  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in their sole discretion; and

•                  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

•                  Purchases and sales of Fund shares in the amount of $5,000 or less;

•                  Transfers associated with systematic purchases or redemptions;

•                  Purchases and sales of funds that affirmatively permit short-term trading;

•                  Rebalancing to facilitate fund-of-fund arrangements or the Funds’ systematic exchange privileges;

•                  Purchases or sales initiated by ING Funds; and

•                  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the ING Funds’ policy.

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

•                  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st. Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred eighty (180) days.

No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred eighty (180) day suspension any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s administrator now has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Retirement Plans

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations.  State Street Bank and Trust Company (“SSB”) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

How to Redeem Shares

Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange (“NYSE”) is open for business.  Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

Redemption of Shares

You may redeem shares by using the methods outlined in the table below.  Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Method	Procedures
By Contacting Your Investment Professional

You may redeem shares by contacting your investment professional. Investment professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail

Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds

P.O. Box 9772

Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature

Method	Procedures
guarantee may be required.

By Telephone—Expedited Redemption

You may redeem shares by telephone on all accounts other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Services Representative at (800) 992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.  Your Class A, Class B or Class C account must have a current value of at least $10,000 and minimum withdrawal amount is $100.  Your Class I account must have a current value of at least $250,000 and minimum withdrawal amount is $1,000, while your Class O account must have a current value of at least $1,000 also with a minimum withdrawal amount of $1,000.  You may choose from monthly, quarterly, semi-annual or annual payments.  For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI of the Acquiring Fund.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order.  The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Security and Exchange Commission (the “SEC”).  When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears.  This may take up to 15 days or more.  To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price.  In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.  An investor may incur brokerage costs in converting such securities to cash.

Net Asset Value

The NAV per share of each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE).  The Fund is open for business every day the NYSE is open.  The NYSE is closed on all weekends and on national holidays and Good Friday.  The Fund’s shares will not be priced on those days.  The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Fund is based upon the NAVs of the Underlying Funds in which it invests. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by those investment companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Fund or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Fund’s or an Underlying Fund’s shares.

When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there is no current market value quotation; and

•                  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair pricing and the effect of fair pricing.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge.  When you sell shares, you receive the NAV minus any applicable CDSC.  Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor.  A purchase order will be deemed to be in proper form when all of the required steps set forth above under “How to Purchase Shares” have been completed.  If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received.

If you purchase by wire, you must submit an application form in a timely fashion.  If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day.  For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account.

You may rely on these confirmations in lieu of certificates as evidence of your ownership.  Certificates representing shares of the Fund will not be issued unless you request them in writing.

Telephone Orders

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine.  The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine.  These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions.  If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid, you must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of an ING Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares across ING Funds as discussed above are sales and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that Fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

In addition to the Fund available in this Proxy Statement/Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Proxy Statement/Prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.  The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior written notice to shareholders.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days’ prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum.  Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed.  Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1.  Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

Privacy Policy

The Fund has adopted a policy concerning investor privacy.  To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, or obtain a policy over the internet at www.ingfunds.com.

Householding

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts.  If you are a shareholder and wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional.  We will begin sending you individual copies thirty days after receiving your request.

Portfolio Holdings Disclosure Policy

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI of the Acquiring Fund.  The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis. The portfolio holdings schedule is available on the ING Funds’ website 10 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the preceding calendar quarter (e.g., the Fund will post the quarter ending June 30 holdings on July 11).  The Fund’s portfolio holdings schedule will, at a minimum, remain available on the Fund’s website until it files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current.  The Fund’s website is located at www.ingfunds.com.

Management of The Fund

Investment Adviser.  ING Investments, LLC (as previously defined, “ING Investments” or the “Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund.  ING Investments has overall responsibility for the management of the Fund.  ING Investments provides or oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, the Sub-Adviser and their affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Funds and potential termination of the Funds’ existing advisory agreements, which may trigger the need for shareholder approval of new agreements.

ING Investments became an investment management firm in April 1995.  As of December 31, 2009, ING Investments managed approximately $46.5 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.  The aggregate annual management fees paid by the Fund for the most recent fiscal year was approximately 0.85% of the Fund’s average daily net assets.  For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Fund’s annual shareholder report to be dated May 31, 2010.

Sub-Adviser.  ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund. ING Investments acts as a “manager-of-managers” for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments’ oversight.  ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Fund’s Board of Directors.  The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-advisers as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund’s shareholders.  The Fund will notify shareholders of any change in the identity of its sub-adviser or the addition of a sub-adviser to the Fund.  In this event, the name of the Fund and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either ING Investments or the Fund’s Board.  In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective and policies, subject to oversight by ING Investments and the Fund’s Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of December 31, 2009, ING IM managed approximately $61.3 billion in assets.  The principal office of ING IM is 230 Park Avenue, New York, New York 10169.

The following individuals jointly share responsibility for the day-to-day management of the Fund:

Heather Hackett, Portfolio Manager, has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky, Portfolio Manager, is the head of ING IM’s Multi-Asset Strategies & Solutions Group. He joined ING IM in 2005 as Head of Derivative Strategies. Prior to assuming his role at ING IM, Mr. Zemsky spent 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including having responsibility for asset allocation for the firm’s fixed-income business and handling option trading in both the exchange-traded and over-the-counter markets.

Additional Information Regarding Portfolio Managers.  The SAI of ING Strategic Allocation Conservative Fund, the predecessor of the Fund, provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Dividends, Distributions and Taxes

The Fund generally distributes most or all of its net earnings in the form of dividends. Distributions are normally expected to consist of income and capital gains.  The Fund pays dividends and capital gains, if any, annually.  To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.

Unless you instruct the Fund to pay you dividends and distributions in cash, any dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another ING Fund that offers the same class of shares.

The following information is meant as a general summary for U.S. shareholders. Please see the SAI of ING Strategic Allocation Conservative Fund, the predecessor of the Fund, for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will pay all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it pays, most shareholders will be taxed on amounts they receive and any special distributions declared. A particular payment generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular payment as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•                  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•                  Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•                  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•                  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•                  The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through 2010. In the absence of further Congressional action, for the calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

•                  Certain payments by the Fund may constitute a return of capital, which will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, that you will realize when selling or exchanging Fund shares.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The Fund may have income, gains or losses from any distribution or redemption in the Underlying Funds. Distributions of long-term capital gains or qualifying dividends of either the Fund or the Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Fund and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you have held those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI of ING Strategic Allocation Conservative Fund, the predecessor of the Fund, for further information regarding tax matters.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Strategic Allocation Conservative Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended November 30, 2009, which is unaudited.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)††		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions /additions (2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses, net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)(4) ††		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Strategic Allocation Conservative Portfolio
Class A
11-30-09	7.27	0.11		0.91	1.02	—	—	—	—	8.29	14.03	1.13	0.59		0.59		2.70		12,922	34
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
05-31-07	10.49	0.31	•	0.88	1.19	0.31	0.27	—	0.58	11.10	11.55	1.47	1.15	†	1.15	†	2.89	†	24,216	326
05-31-06	10.65	0.25		0.15	0.40	0.22	0.34	—	0.56	10.49	3.82	1.38	1.15		1.15		2.28		30,763	364
05-31-05	10.07	0.21		0.57	0.78	0.20	—	—	0.20	10.65	7.77	1.37	1.15		1.15		1.90		32,698	327
Class B
11-30-09	7.25	0.08		0.90	0.98	—	—	—	—	8.23	13.52	1.88	1.34		1.34		1.95		3,388	34
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	7.25	(21.53)	1.95		†		†		†	3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
05-31-07	10.47	0.22		0.88	1.10	0.24	0.27	—	0.51	11.06	10.69	2.22	1.90	†	1.90	†	2.16	†	5,224	326
05-31-06	10.65	0.17	•	0.16	0.33	0.17	0.34	—	0.51	10.47	3.13	2.13	1.90		1.90		1.60		4,694	364
05-31-05	10.10	0.10		0.59	0.69	0.14	—	—	0.14	10.65	6.89	2.12	1.90		1.90		1.18		2,457	327
Class C
11-30-09	7.29	0.08	•	0.90	0.98	—	—	—	—	8.27	13.44	1.88	1.34		1.34		1.95		2,284	34
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	7.29	(21.45)	1.95		†		†		†	2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
05-31-07	10.57	0.24	•	0.88	1.12	0.26	0.27	—	0.53	11.16	10.73	2.22	1.90	†	1.90	†	2.18	†	1,516	326
05-31-06	10.74	0.18	•	0.14	0.32	0.15	0.34	—	0.49	10.57	3.04	2.13	1.90		1.90		1.63		1,002	364
05-31-05	10.12	0.12		0.58	0.70	0.08	—	—	0.08	10.74	6.96	2.12	1.90		1.90		1.14		480	327
Class I
11-30-09	7.37	0.12	•	0.91	1.03	—	—	—	—	8.40	13.98	0.88	0.34		0.34		2.96		559	34
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	7.37	(20.68)	0.95		†		†		†	749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
05-31-07	10.62	0.34		0.89	1.23	0.34	0.27	—	0.61	11.24	11.79	1.22	0.90	†	0.90	†	3.05	†	4,719	326
05-31-06	10.77	0.27	•	0.17	0.44	0.25	0.34	—	0.59	10.62	4.13	1.13	0.90		0.90		2.52		8,609	364
05-31-05	10.18	0.24		0.57	0.81	0.22	—	—	0.22	10.77	8.05	1.12	0.90		0.90		2.15		10,308	327
Class O
11-30-09	7.25	0.11		0.90	1.01	—	—	—	—	8.26	13.93	1.13	0.59		0.59		2.70		5,975	34
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	7.25	(20.85)	1.20		†		†		†	5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
11-15-06(5)-05-31-07	11.08	0.19	•	0.42	0.61	0.34	0.27	—	0.61	11.08	5.69	1.47	1.15	†	1.15	†	3.19	†	3,465	326

(1) Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Expense ratios do not include expenses of Underlying Funds.

(3) Annualized for periods less than one year.

(4) Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5) Commencement of operations.

† Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†† Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.

• Calculated using average number of shares outstanding throughout the period.

* Amount is less than $0.005 or more than $(0.005).

APPENDIX D

Description of Indexes

The Standard & Poor’s (“S&P”) 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States..

The S&P MidCap 400 Index is an equity index representing 400 mid-sized companies in various industries. The index is the most widely used index for mid-sized companies.  The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio construction.

The S&P SmallCap 600 Index is an index that measures the performance of small companies. The S&P SmallCap 600 Index covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

The Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies.

The 30-Day U.S. T-Bill is a U.S government issued short-term debt sold at a discount and then redeemed at maturity at the full face value.

The MSCI Emerging Markets Index is an unmanaged index that is comprised of equity securities in emerging markets.

The S&P Developed Property Index is a sub-index of the S&P Global Property Index.  The S&P Global Property Index defines and measures the investable universe of publicly-traded property companies. With more than 500 constituents from 36 countries, the S&P Global Property Index is ideal for a range of investing activities, including benchmarking active funds and setting the foundation for passive funds. The S&P Global Property Index divides into two sub-indices: the S&P Developed Property Index and the S&P Emerging Property Index.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to the Hedge Fund Research, Inc. database.

The Barclays Capital (“BarCap”) Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The BarCap Global Aggregate Bond Index contains three major components: the U.S. Aggregate Index; the Pan-European Aggregate Index; and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks, the BarCap Global Aggregate Bond Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices.

The BarCap U.S. Corporate High Yield Bond Index is an unmanaged index of prices of U.S. dollar-denominated non-investment grade, fixed-rate, taxable corporate bonds.

D-1

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Appendix E

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of May 14, 2010:

ING BALANCED FUND

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

(*)           On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on May 14, 2010.

E-1

ING STRATEGIC ALLOCATION CONSERVATIVE FUND

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

(*)           On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on May 14, 2010.

E-2

PART B

ING SERIES FUND, INC.

Statement of Additional Information

June 29, 2010

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

ING Balanced Fund	ING Strategic Allocation Conservative Fund
(as series of ING Series Fund, Inc.)	(a series of ING Series Fund, Inc.)
7337 East Doubletree Ranch Road	7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034	Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Series Fund, Inc. (“SAI”) is available to the shareholders of ING Balanced Fund, a series of ING Series Fund, Inc., in connection with a proposed transaction whereby all of the assets and liabilities of the ING Balanced Fund will be transferred to ING Strategic Allocation Conservative Fund, another series of ING Series Fund, Inc., in exchange for shares of ING Strategic Allocation Conservative Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying Pro Forma Financial Statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The SAI for ING Strategic Allocation Conservative Fund and ING Balanced Fund, dated September 30, 2009 (File No. 033-41694).

2.

The Financial Statements of ING Strategic Allocation Conservative Fund and ING Balanced Fund are included in the Annual Report, dated May 31, 2009, and in the Semi-Annual Report, dated November 30, 2009 (File No. 811-06352).

This SAI is not a prospectus.  A Prospectus/Proxy Statement dated June 29, 2010, relating to the Reorganization of Balanced Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180.  This SAI should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

In connection with proposed transactions whereby all of the assets and liabilities of ING Balanced Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund will be transferred to ING Strategic Allocation Conservative Fund in exchange for shares of the ING Strategic Allocation Conservative Fund (collectively, the “Reorganizations”), shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganizations are consummated as of November 30, 2009.  The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund.  The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund.  The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2009

	ING	ING	ING	ING
	Strategic Allocation	Strategic Allocation	Balanced	Strategic Allocation	Pro Forma		Pro Forma
	Growth Fund	Moderate Fund	Fund	Conservative Fund	Adjustments		Combined
ASSETS:
Investments in securities at value+*	$—	$—	$128,813,464	$—	$(128,813,464	)(E)	$—
Investments in affiliated underlying funds at value**	45,707,373	45,867,627	—	23,135,327	138,354,989	(E)	253,065,316
Short-term investments***	—	—	894,156	—	(640,018	)(E)	254,138
Short-term investments in affiliates****	927,142	1,399,843	6,021,000	1,193,540	(9,541,525	)(E)	—
Cash	1,631,654	1,350,908	—	864,516	608,279	(E)	4,455,357
Cash collateral for futures	—	—	614,640	—	(614,640	)(E)	—
Receivables:
Investment securities sold	—	—	1,802,077	—	(16,107	)(E)	1,785,970
Investments in affiliated underlying funds sold	—	—	—	8,631			8,631
Investment securities sold on a delayed-delivery or when issued basis	—	—	6,880,539	—			6,880,539
Fund shares sold	39,756	20,066	6,486	4,682			70,990
Dividends and interest	30,600	82,907	647,319	58,690			819,516
Variation margin	—	—	5,488	—			5,488
Unrealized appreciation on forward foreign currency contracts	—	—	28,818	—	(28,818	)(E)	—
Upfront payments made on swap agreements	—	—	53,119	—	(53,119	)(E)	—
Unrealized appreciation on swap agreements	—	—	68,774	—	(68,774	)(E)	—
Prepaid expenses	34,545	34,325	34,943	33,565			137,378
Reimbursement due from manager	16,983	10,872	5,330	8,886			42,071
Total assets	48,388,053	48,766,548	145,876,153	25,307,837	(813,197)		267,525,394

LIABILITIES:
Payable for investment securities purchased	—	—	1,949,993	—			1,949,993
Payable for investments in affiliated underlying funds purchased	54,041	82,355	—	58,260			194,656
Payable for fund shares redeemed	34,048	26,075	131,236	38,310			229,669
Payable for terminated investment contracts	—	—	272,736	—			272,736
Payable upon receipt of securities loaned	—	—	957,691	—	(640,018	)(E)	317,673
Upfront payments received on swap agreements	—	—	60,086	—	(60,086	)(E)	—
Unrealized depreciation on swap agreements	—	—	104,276	—	(104,276	)(E)	—
Payable for futures variation margin	—	—	2,063	—			2,063
Payable to affiliates	21,878	22,396	112,285	12,572			169,131
Payable to custodian for bank overdraft	—	—	6,361	—	(6,361)		—
Payable for directors fees	4,727	4,982	8,580	2,937			21,226
Other accrued expenses and liabilities	114,315	123,556	174,260	67,257	88,200	(C)	567,588
Written options^	—	—	2,456	—	(2,456	)(E)	—
Payable for investment securities purchased on a delayed-delivery or when issued basis	—	—	12,611,940	—			12,611,940
Total liabilities	229,009	259,364	16,393,963	179,336	(724,997)		16,336,675
NET ASSETS	$48,159,044	$48,507,184	$129,482,190	$25,128,501	$(88,200)		$251,188,719

NET ASSETS CONSIST OF:
Paid-in capital	$61,649,916	$63,251,318	$191,806,590	$30,410,359			$347,118,183
Undistributed net investment income	115,563	413,985	709,047	388,312	(88,200	)(C)	1,538,707
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, and written options	(13,344,255)	(14,257,403)	(73,670,087)	(5,720,415)	11,842	(E)	(106,980,318)
Net unrealized appreciation or depreciation of investments, foreign currency related transactions, and futures	(262,180)	(900,716)	10,636,640	50,245	(11,842	)(E)	9,512,147
NET ASSETS	$48,159,044	$48,507,184	$129,482,190	$25,128,501	$(88,200)		$251,188,719

+Including securities loaned at value	$—	$—	$936,117	$—	$(936,117	)(E)	$—
*Cost of investments in securities	$—	$—	$118,125,131	$—	$(118,125,131	)(E)	$—
** Cost of investments in affiliated underlying funds	$45,969,693	$46,771,018	$—	$23,085,262	$127,666,656	(E)	$243,492,629
*** Cost of short-term investments	$—	$—	$957,691	$—	$(640,018	)(E)	$317,673
**** Cost of short-term investments in affiliates	$927,142	$1,399,843	$6,021,000	$1,193,540	$(9,541,525	)(E)	$—
^ Premiums received on written options	$—	$—	$43,600	$—	$(43,600	)(E)	$—

See Accompanying Notes to Financial Statements

Class A:
Net Assets	$19,344,631	$26,446,833	$56,552,912	$12,921,686	$(39,916	)(C)	$115,226,146
Shares authorized	100,000,000	100,000,000	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001	$0.01	$0.001			$0.001
Shares outstanding	2,401,671	3,148,239	5,963,248	1,559,209	827,047	(D)	13,899,414
Net asset value and redemption price per share	$8.05	$8.40	$9.48	$8.29			$8.29
Maximum offering price per share (A)	$8.54	$8.91	$10.06	$8.80			$8.80

Class B:
Net Assets	$6,546,842	$6,695,157	$11,630,044	$3,388,294	$(9,700	)(C)	$28,250,637
Shares authorized	100,000,000	100,000,000	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001	$0.01	$0.001			$0.001
Shares outstanding	826,546	807,947	1,239,445	411,579	147,124	(D)	3,432,641
Net asset value and redemption price per share (B)	$7.92	$8.29	$9.38	$8.23			$8.23

Class C:
Net Assets	$1,991,997	$1,798,178	$23,561,315	$2,283,797	$(10,667	)(C)	$29,624,620
Shares authorized	100,000,000	100,000,000	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001	$0.01	$0.001			$0.001
Shares outstanding	251,014	214,137	2,512,089	276,170	328,769	(D)	3,582,179
Net asset value and redemption price per share (B)	$7.94	$8.40	$9.38	$8.27			$8.27

Class I:
Net Assets	$759,188	$737,646	$14,130,661	$559,416	$(6,095	)(C)	$16,180,816
Shares authorized	100,000,000	100,000,000	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001	$0.01	$0.001			$0.001
Shares outstanding	93,361	87,043	1,492,655	66,575	186,654	(D)	1,926,288
Net asset value and redemption price per share	$8.13	$8.47	$9.47	$8.40			$8.40

Class O:
Net Assets	$19,516,386	$12,829,370	$23,607,258	$5,975,308	$(21,822	)(C)	$61,906,500
Shares authorized	100,000,000	100,000,000	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001	$0.01	$0.001			$0.001
Shares outstanding	2,438,756	1,538,033	2,504,525	723,780	289,640	(D)	7,494,734
Net asset value and redemption price per share	$8.00	$8.34	$9.43	$8.26			$8.26

(A)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(B)	Redmption price per share may be reduced for any applicable deferred sales charges.
(C)	Reflects adjustment for estimated one time merger expenses.
(D)	Reflects new shares issued, net of retired shares of ING Strategic Allocation Growth, ING Strategic Allocation Moderate, & ING Balanced Funds. Calculation: Net Assets ÷ NAV per share)
(E)	Reflects gain/loss activity due to merger.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended November 30, 2009

	ING	ING	ING	ING
	Strategic Allocation	Strategic Allocation	Balanced	Strategic Allocation	Pro Forma		Pro Forma
	Groowth Fund	Moderate Fund	Fund	Conservative Fund	Adjustments		Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$—	$—	$1,800,584	$—			$1,800,584
Dividends from affiliated underlying funds	1,078,285	1,349,268	—	814,525			3,242,078
Interest	—	—	2,517,517	—			2,517,517
Securities lending income	—	—	64,794	—			64,794
Total investment income	1,078,285	1,349,268	4,382,895	814,525	—		7,624,973

EXPENSES:
Investment management fees	34,409	35,285	938,911	18,887	(838,763	)(A)	188,729
Distribution and service fees:
Class A	44,448	59,945	132,349	30,351			267,093
Class B	63,411	68,142	139,127	32,408			303,088
Class C	17,528	15,185	230,997	23,337			287,047
Class O	39,200	26,558	55,161	12,961			133,880
Transfer agent fees	76,993	47,628	261,861	36,523	(69,137	)(A)	353,868
Administrative service fees	34,408	35,285	100,151	18,886			188,730
Shareholder reporting expense	87,262	92,838	72,845	34,053	43,279	(A)	330,277
Registration fees	60,168	58,626	52,198	57,833	242,999	(A)	471,824
Professional fees	39,201	40,246	18,350	31,294	201,186	(A)	330,277
Custody and accounting expense	(9,195)	(4,909)	79,425	(14,165)			51,156
Directors fees	3,860	5,304	15,550	2,494			27,208
Interest expense	—	—	65	—			65
Miscellaneous expense	10,113	13,371	23,455	7,513	88,200	(B)	142,652
Total expenses	501,806	493,504	2,120,445	292,375	(332,236)		3,075,894
Less:
Net waived and reimbursed/recouped fees	(203,995)	(171,444)	(333,962)	(161,120)	(326,465	)(A)	(1,196,986)
Net expenses	297,811	322,060	1,786,483	131,255	(658,701)		1,878,908
Net investment income (loss)	780,474	1,027,208	2,596,412	683,270	658,701		5,746,065

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AFFILIATED UNDERLYING FUNDS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	—	—	(28,888,372)	—	—		(28,888,372)
Sale of affiliated underlying funds	(11,351,788)	(9,006,981)	—	(8,744,785)	—		(29,103,554)
Capital gain distributions from affiliated underlying funds	176,654	460,495	—	393,464	—		1,030,613
Foreign currency related transactions	799	140	(121,793)	116	28,818	(C)	(91,920)
Futures	—	—	396,592	—	(22,618	)(C)	373,974
Swaps	—	—	1,717,933	—	(35,502	)(C)	1,682,431
Written options	—	—	(8,000)	—	41,144	(C)	33,144
Net realized gain (loss) on investments, affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	(11,174,335)	(8,546,346)	(26,903,640)	(8,351,205)	11,842		(54,963,684)
Net change in unrealized appreciation or depreciation on:
Investments	—	—	45,178,886	—	—		45,178,886
Affiliated underlying funds	20,588,983	16,726,757	—	16,385,318	—		53,701,058
Foreign currency related transactions	(183)	1,966	(247,871)	(471)	(28,818	)(C)	(275,377)
Futures	—	—	(304,540)	—	22,618	(C)	(281,922)
Swaps	—	—	(1,217,094)	—	35,502	(C)	(1,181,592)
Written options	—	—	41,144	—	(41,144	)(C)	—
Net change in unrealized appreciation or depreciation on investments, affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	20,588,800	16,728,723	43,450,525	16,384,847	(11,842)		97,141,053
Net realized and unrealized gain (loss) on investments, affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	9,414,465	8,182,377	16,546,885	8,033,642	—		42,177,369
Increase (decrease) in net assets resulting from operations	$10,194,939	$9,209,585	$19,143,297	$8,716,912	$658,701		$47,923,434

* Foreign taxes withheld	$—	$—	$(118)	$—	$—	$(118)
(1) Dividends from affiliates	$—	$—	$14,115	$—	$—	$14,115

(A)	Reflects adjustment in expenses due to effects of new contractual rates.
(B)	Reflects adjustment for estimated one time merger expenses.
(C)	Reflects gain/loss activity due to merger.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Pro-forma ING Asset Allocation Fund	as of November 30, 2009 (Unaudited)

Strategic Allocation	Strategic Allocation		Strategic Allocation					Strategic Allocation	Strategic Allocation		Strategic Allocation
Growth Fund	Moderate Fund	Balanced Fund	Conservative Fund	Adjustments	Pro-forma			Growth Fund	Moderate Fund	Balanced Fund	Conservative Fund	Adjustments	Pro-forma
Shares	Shares	Shares	Shares	Shares	Shares			Value	Value	Value	Value	Value	Value
AFFILIATED INVESTMENT COMPANIES: 100.7%
152,954	154,030	—	63,083	491,283	861,350		ING Global Real Estate Fund - Class I	$2,246,896	$2,262,704	$—	$926,692	$7,216,974	$12,653,266	5.00%
1,004,974	597,922	—	235,541	880,036	2,718,473		ING Growth and Income Fund - Class I	10,290,931	6,122,717	—	2,411,945	$9,011,592	27,837,185	11.00%
1,424,837	1,147,448	—	381,934	808,835	3,763,054		ING Index Plus International Equity Fund - Class I	11,498,433	9,259,903	—	3,082,206	$6,527,296	30,367,838	12.00%
673,059	1,667,370	—	1,332,843	3,151,575	6,824,847		ING Intermediate Bond Fund - Class I	6,239,254	15,456,523	—	12,355,454	$29,215,098	63,266,329	25.00%
292,185	196,069	—	66,971	312,028	867,253		ING MidCap Opportunities Fund - Class I	4,262,982	2,860,643	—	977,114	$4,552,527	12,653,266	5.00%
356,909	239,580	—	81,830	227,913	906,232		ING Small Company Fund - Class I	3,986,673	2,676,112	—	914,042	$2,545,786	10,122,613	4.00%
904,560	910,457	—	310,815	1,380,109	3,505,941		ING Tactical Asset Allocation Fund - Class I	7,182,204	7,229,025	—	2,467,874	$10,958,082	27,837,185	11.00%
—	—	—	—	771,541	771,541		ING Global Equity Dividend Fund - Class I	—	—	—	—	$7,591,959	7,591,959	3.00%
—	—	—	—	404,905	404,905		ING Emerging Countries Fund - Class I	—	—	—	—	$10,122,613	10,122,613	4.00%
—	—	—	—	2,296,418	2,296,418		ING Alternative Beta Fund - Class I	—	—	—	—	$25,306,532	25,306,532	10.00%
—	—	—	—	1,421,715	1,421,715		ING High Yield Bond Fund - Class I	—	—	—	—	$10,122,613	10,122,613	4.00%
—	—	—	—	1,221,554	1,221,554		ING Global Bond Fund - Class I	—	—	—	—	$15,183,919	15,183,919	6.00%

							Total Affiliated Underlying Funds ( Cost $ 243,492,629 )	45,707,373	45,867,627	—	23,135,327	138,354,989	253,065,316

COMMON STOCK: 0.0%
							Advertising: 0.0%
—	—	2,697	—	(2,697)	—		Harte-Hanks, Inc.	$—	$—	$25,918	$—	$(25,918)	$—
—	—	1,300	—	(1,300)	—	@	inVentiv Health, Inc.	—	—	20,592	—	(20,592)	—
—	—	8,412	—	(8,412)	—		Omnicom Group	—	—	308,889	—	(308,889)	—
								—	—	355,399	—	(355,399)	—
							Aerospace/Defense: 0.0%
—	—	495	—	(495)	—	@	AAR Corp.	—	—	9,237	—	(9,237)	—
—	—	21	—	(21)	—	@	BE Aerospace, Inc.	—	—	405	—	(405)	—
—	—	900	—	(900)	—		Cubic Corp.	—	—	31,338	—	(31,338)	—
—	—	144	—	(144)	—		Curtiss-Wright Corp.	—	—	4,098	—	(4,098)	—
—	—	1,264	—	(1,264)	—	@	Esterline Technologies Corp.	—	—	51,053	—	(51,053)	—
—	—	4,500	—	(4,500)	—	@	Gencorp, Inc.	—	—	35,145	—	(35,145)	—
—	—	3,200	—	(3,200)	—		Goodrich Corp.	—	—	189,888	—	(189,888)	—
—	—	900	—	(900)	—		Kaman Corp.	—	—	20,385	—	(20,385)	—
—	—	4,400	—	(4,400)	—		L-3 Communications Holdings, Inc.	—	—	344,828	—	(344,828)	—
—	—	6,560	—	(6,560)	—		Lockheed Martin Corp.	—	—	506,629	—	(506,629)	—
—	—	367	—	(367)	—	@	Moog, Inc.	—	—	9,692	—	(9,692)	—
—	—	296	—	(296)	—		National Presto Industries, Inc.	—	—	27,578	—	(27,578)	—
—	—	2,779	—	(2,779)	—	@	Orbital Sciences Corp.	—	—	34,821	—	(34,821)	—
—	—	13,550	—	(13,550)	—		Raytheon Co.	—	—	698,232	—	(698,232)	—
—	—	340	—	(340)	—	@	Teledyne Technologies, Inc.	—	—	11,397	—	(11,397)	—
—	—	370	—	(370)	—		Triumph Group, Inc.	—	—	17,756	—	(17,756)	—
—	—	14,075	—	(14,075)	—		United Technologies Corp.	—	—	946,403	—	(946,403)	—
								—	—	2,938,885	—	(2,938,885)	—
							Agriculture: 0.0%
—	—	2,210	—	(2,210)	—	@	Alliance One International, Inc.	—	—	10,542	—	(10,542)	—
—	—	11,600	—	(11,600)	—		Altria Group, Inc.	—	—	218,196	—	(218,196)	—
—	—	460	—	(460)	—		Andersons, Inc.	—	—	12,020	—	(12,020)	—
—	—	11,564	—	(11,564)	—		Archer-Daniels-Midland Co.	—	—	356,287	—	(356,287)	—
—	—	1,209	—	(1,209)	—	@, I, X	North Atlantic Trading Co.	—	—	1	—	(1)	—
—	—	14,627	—	(14,627)	—		Philip Morris International, Inc.	—	—	703,412	—	(703,412)	—
—	—	8,819	—	(8,819)	—		Reynolds American, Inc.	—	—	440,597	—	(440,597)	—
—	—	754	—	(754)	—		Universal Corp.	—	—	32,354	—	(32,354)	—
								—	—	1,773,409	—	(1,773,409)	—
							Airlines: 0.0%
—	—	400	—	(400)	—	@	Alaska Air Group, Inc.	—	—	11,960	—	(11,960)	—
—	—	2,576	—	(2,576)	—		Skywest, Inc.	—	—	37,893	—	(37,893)	—
								—	—	49,853	—	(49,853)	—
							Apparel: 0.0%
—	—	2,008	—	(2,008)	—	@	Carter’s, Inc.	—	—	43,674	—	(43,674)	—
—	—	1,440	—	(1,440)	—	@	CROCS, Inc.	—	—	7,013	—	(7,013)	—
—	—	527	—	(527)	—	@	Deckers Outdoor Corp.	—	—	48,816	—	(48,816)	—
—	—	2,476	—	(2,476)	—	@	Iconix Brand Group, Inc.	—	—	27,880	—	(27,880)	—
—	—	407	—	(407)	—		Oxford Industries, Inc.	—	—	8,730	—	(8,730)	—
—	—	3,046	—	(3,046)	—	@	Timberland Co.	—	—	50,868	—	(50,868)	—
—	—	1,499	—	(1,499)	—	@	True Religion Apparel, Inc.	—	—	27,642	—	(27,642)	—
—	—	352	—	(352)	—	@	Volcom, Inc.	—	—	5,526	—	(5,526)	—
—	—	1,389	—	(1,389)	—	@	Warnaco Group, Inc.	—	—	56,546	—	(56,546)	—
—	—	1,654	—	(1,654)	—		Wolverine World Wide, Inc.	—	—	42,293	—	(42,293)	—
								—	—	318,988	—	(318,988)	—
							Auto Manufacturers: 0.0%
—	—	20,600	—	(20,600)	—	@	Ford Motor Co.	—	—	183,134	—	(183,134)	—
—	—	1,500	—	(1,500)	—		Oshkosh Truck Corp.	—	—	59,595	—	(59,595)	—
								—	—	242,729	—	(242,729)	—
							Auto Parts & Equipment: 0.0%
—	—	1,480	—	(1,480)	—	@	ATC Technology Corp.	—	—	32,590	—	(32,590)	—
—	—	2,299	—	(2,299)	—		Spartan Motors, Inc.	—	—	11,909	—	(11,909)	—

—	—	1,268	—	(1,268)	—	@	Standard Motor Products, Inc.	—	—	11,399	—	(11,399)	—
—	—	1,404	—	(1,404)	—		Superior Industries International	—	—	20,105	—	(20,105)	—
								—	—	76,003	—	(76,003)	—
							Banks: 0.0%
—	—	2,590	—	(2,590)	—		Bancorpsouth, Inc.	—	—	60,088	—	(60,088)	—
—	—	1,173	—	(1,173)	—		Bank Mutual Corp.	—	—	8,223	—	(8,223)	—
—	—	42,821	—	(42,821)	—		Bank of America Corp.	—	—	678,713	—	(678,713)	—
—	—	1,115	—	(1,115)	—		Bank of Hawaii Corp.	—	—	50,956	—	(50,956)	—
—	—	1,165	—	(1,165)	—		Bank of the Ozarks, Inc.	—	—	30,966	—	(30,966)	—
—	—	5,000	—	(5,000)	—		Capital One Financial Corp.	—	—	191,800	—	(191,800)	—
—	—	15,200	—	(15,200)	—		Citigroup, Inc.	—	—	62,472	—	(62,472)	—
—	—	1,992	—	(1,992)	—		Community Bank System, Inc.	—	—	36,972	—	(36,972)	—
—	—	1,727	—	(1,727)	—		Cullen/Frost Bankers, Inc.	—	—	82,931	—	(82,931)	—
—	—	2,206	—	(2,206)	—		First Financial Bancorp.	—	—	29,318	—	(29,318)	—
—	—	800	—	(800)	—		First Financial Bankshares, Inc.	—	—	41,424	—	(41,424)	—
—	—	3,332	—	(3,332)	—		Goldman Sachs Group, Inc.	—	—	565,307	—	(565,307)	—
—	—	327	—	(327)	—		Hancock Holding Co.	—	—	13,538	—	(13,538)	—
—	—	460	—	(460)	—		Home Bancshares, Inc.	—	—	10,529	—	(10,529)	—
—	—	790	—	(790)	—		Independent Bank Corp.	—	—	16,156	—	(16,156)	—
—	—	2,900	—	(2,900)	—		International Bancshares Corp.	—	—	48,633	—	(48,633)	—
—	—	25,207	—	(25,207)	—		JPMorgan Chase & Co.	—	—	1,071,045	—	(1,071,045)	—
—	—	394	—	(394)	—	@	Nara Bancorp., Inc.	—	—	3,983	—	(3,983)	—
—	—	9,400	—	(9,400)	—		Northern Trust Corp.	—	—	465,300	—	(465,300)	—
—	—	700	—	(700)	—		PNC Financial Services Group, Inc.	—	—	39,907	—	(39,907)	—
—	—	1,671	—	(1,671)	—		Prosperity Bancshares, Inc.	—	—	66,556	—	(66,556)	—
—	—	1,521	—	(1,521)	—	@	Signature Bank	—	—	47,121	—	(47,121)	—
—	—	685	—	(685)	—		Simmons First National Corp.	—	—	17,337	—	(17,337)	—
—	—	4,936	—	(4,936)	—		State Street Corp.	—	—	203,857	—	(203,857)	—
—	—	1,080	—	(1,080)	—		Sterling Bancorp.	—	—	7,344	—	(7,344)	—
—	—	400	—	(400)	—	@	SVB Financial Group	—	—	15,144	—	(15,144)	—
—	—	691	—	(691)	—		Tompkins Financial Corp.	—	—	27,571	—	(27,571)	—
—	—	4,291	—	(4,291)	—		Trustco Bank Corp.	—	—	26,433	—	(26,433)	—
—	—	2,000	—	(2,000)	—		Trustmark Corp.	—	—	38,320	—	(38,320)	—
—	—	846	—	(846)	—		UMB Financial Corp.	—	—	33,248	—	(33,248)	—
—	—	654	—	(654)	—		United Bankshares, Inc.	—	—	11,183	—	(11,183)	—
—	—	9,718	—	(9,718)	—		US Bancorp.	—	—	234,495	—	(234,495)	—
—	—	41,662	—	(41,662)	—		Wells Fargo & Co.	—	—	1,168,202	—	(1,168,202)	—
—	—	1,358	—	(1,358)	—		Westamerica Bancorp.	—	—	72,246	—	(72,246)	—
—	—	1,889	—	(1,889)	—		Wilshire Bancorp., Inc.	—	—	13,242	—	(13,242)	—
—	—	1,348	—	(1,348)	—		Wintrust Financial Corp.	—	—	35,008	—	(35,008)	—
								—	—	5,525,568	—	(5,525,568)	—
							Beverages: 0.0%
—	—	3,467	—	(3,467)	—		Coca-Cola Co.	—	—	198,312	—	(198,312)	—
—	—	475	—	(475)	—	@	Green Mountain Coffee Roasters, Inc.	—	—	29,916	—	(29,916)	—
—	—	500	—	(500)	—	@	Hansen Natural Corp.	—	—	17,485	—	(17,485)	—
—	—	14,000	—	(14,000)	—		Molson Coors Brewing Co.	—	—	632,940	—	(632,940)	—
—	—	200	—	(200)	—	@	Peet’s Coffee & Tea, Inc.	—	—	6,512	—	(6,512)	—
—	—	850	—	(850)	—		Pepsi Bottling Group, Inc.	—	—	32,258	—	(32,258)	—
—	—	826	—	(826)	—		PepsiAmericas, Inc.	—	—	24,450	—	(24,450)	—
—	—	542	—	(542)	—		PepsiCo, Inc.	—	—	33,723	—	(33,723)	—
								—	—	975,596	—	(975,596)	—
							Biotechnology: 0.0%
—	—	11,753	—	(11,753)	—	@	Amgen, Inc.	—	—	662,282	—	(662,282)	—
—	—	800	—	(800)	—	@	Arqule, Inc.	—	—	2,872	—	(2,872)	—
—	—	5,714	—	(5,714)	—	@	Biogen Idec, Inc.	—	—	268,215	—	(268,215)	—
—	—	573	—	(573)	—	@	Bio-Rad Laboratories, Inc.	—	—	55,403	—	(55,403)	—
—	—	1,655	—	(1,655)	—	@	Cambrex Corp.	—	—	8,755	—	(8,755)	—
—	—	200	—	(200)	—	@	Charles River Laboratories International, Inc.	—	—	6,430	—	(6,430)	—
—	—	2,230	—	(2,230)	—	@	Cubist Pharmaceuticals, Inc.	—	—	37,196	—	(37,196)	—
—	—	300	—	(300)	—	@	Emergent Biosolutions, Inc.	—	—	4,308	—	(4,308)	—
—	—	1,340	—	(1,340)	—	@	Martek Biosciences Corp.	—	—	23,316	—	(23,316)	—
—	—	1,500	—	(1,500)	—	@	Vertex Pharmaceuticals, Inc.	—	—	58,230	—	(58,230)	—
								—	—	1,127,007	—	(1,127,007)	—
							Building Materials: 0.0%
—	—	730	—	(730)	—		AAON, Inc.	—	—	13,826	—	(13,826)	—
—	—	1,990	—	(1,990)	—		Apogee Enterprises, Inc.	—	—	27,243	—	(27,243)	—
—	—	2,900	—	(2,900)	—		Comfort Systems USA, Inc.	—	—	33,031	—	(33,031)	—
—	—	1,000	—	(1,000)	—	@	Drew Industries, Inc.	—	—	19,350	—	(19,350)	—
—	—	1,136	—	(1,136)	—		Gibraltar Industries, Inc.	—	—	17,017	—	(17,017)	—
—	—	1,900	—	(1,900)	—	@	Louisiana-Pacific Corp.	—	—	11,856	—	(11,856)	—
—	—	7,587	—	(7,587)	—	@	NCI Building Systems, Inc.	—	—	14,112	—	(14,112)	—
—	—	900	—	(900)	—		Universal Forest Products, Inc.	—	—	32,346	—	(32,346)	—
								—	—	168,781	—	(168,781)	—
							Chemicals: 0.0%
—	—	315	—	(315)	—		Arch Chemicals, Inc.	—	—	8,445	—	(8,445)	—
—	—	1,542	—	(1,542)	—		Ashland, Inc.	—	—	55,404	—	(55,404)	—
—	—	1,186	—	(1,186)	—		Balchem Corp.	—	—	37,810	—	(37,810)	—
—	—	826	—	(826)	—		Cabot Corp.	—	—	18,940	—	(18,940)	—
—	—	1,959	—	(1,959)	—		HB Fuller Co.	—	—	39,885	—	(39,885)	—
—	—	1,255	—	(1,255)	—		Lubrizol Corp.	—	—	91,013	—	(91,013)	—
—	—	1,154	—	(1,154)	—		Minerals Technologies, Inc.	—	—	60,977	—	(60,977)	—
—	—	470	—	(470)	—		NewMarket Corp.	—	—	49,218	—	(49,218)	—
—	—	3,100	—	(3,100)	—		Olin Corp.	—	—	51,987	—	(51,987)	—
—	—	662	—	(662)	—	@	OM Group, Inc.	—	—	20,277	—	(20,277)	—

—	—	4,310	—	(4,310)	—	@	PolyOne Corp.	—	—	30,946	—	(30,946)	—
—	—	913	—	(913)	—		Quaker Chemical Corp.	—	—	17,794	—	(17,794)	—
—	—	1,124	—	(1,124)	—		RPM International, Inc.	—	—	22,030	—	(22,030)	—
—	—	1,615	—	(1,615)	—		Schulman A, Inc.	—	—	26,357	—	(26,357)	—
—	—	780	—	(780)	—		Sensient Technologies Corp.	—	—	19,765	—	(19,765)	—
—	—	600	—	(600)	—		Sherwin-Williams Co.	—	—	36,504	—	(36,504)	—
—	—	560	—	(560)	—		Stepan Co.	—	—	35,123	—	(35,123)	—
—	—	953	—	(953)	—		Terra Industries, Inc.	—	—	36,767	—	(36,767)	—
—	—	1,183	—	(1,183)	—		Valspar Corp.	—	—	31,018	—	(31,018)	—
—	—	187	—	(187)	—		Zep, Inc.	—	—	3,306	—	(3,306)	—
								—	—	693,566	—	(693,566)	—
							Coal: 0.0%
—	—	1,599	—	(1,599)	—		Arch Coal, Inc.	—	—	33,355	—	(33,355)	—
—	—	12,500	—	(12,500)	—		Peabody Energy Corp.	—	—	555,750	—	(555,750)	—
								—	—	589,105	—	(589,105)	—
							Commercial Services: 0.0%
—	—	2,000	—	(2,000)	—		Aaron Rents, Inc.	—	—	50,140	—	(50,140)	—
—	—	1,001	—	(1,001)	—		ABM Industries, Inc.	—	—	18,448	—	(18,448)	—
—	—	100	—	(100)	—	@, L	Alliance Data Systems Corp.	—	—	6,099	—	(6,099)	—
—	—	780	—	(780)	—	@	AMN Healthcare Services, Inc.	—	—	6,232	—	(6,232)	—
—	—	1,266	—	(1,266)	—	@	Apollo Group, Inc. - Class A	—	—	72,251	—	(72,251)	—
—	—	290	—	(290)	—	@	Capella Education Co.	—	—	20,671	—	(20,671)	—
—	—	2,080	—	(2,080)	—	@	Career Education Corp.	—	—	54,142	—	(54,142)	—
—	—	137	—	(137)	—		Chemed Corp.	—	—	6,190	—	(6,190)	—
—	—	256	—	(256)	—	@	Consolidated Graphics, Inc.	—	—	7,552	—	(7,552)	—
—	—	4,100	—	(4,100)	—	@	Corinthian Colleges, Inc.	—	—	60,762	—	(60,762)	—
—	—	751	—	(751)	—	@	Corrections Corp. of America	—	—	18,767	—	(18,767)	—
—	—	74	—	(74)	—	@	Corvel Corp.	—	—	2,212	—	(2,212)	—
—	—	1,150	—	(1,150)	—	@	Forrester Research, Inc.	—	—	28,808	—	(28,808)	—
—	—	815	—	(815)	—	@	FTI Consulting, Inc.	—	—	37,702	—	(37,702)	—
—	—	1,190	—	(1,190)	—	@	Geo Group, Inc.	—	—	23,657	—	(23,657)	—
—	—	1,650	—	(1,650)	—		Global Payments, Inc.	—	—	84,579	—	(84,579)	—
—	—	9,300	—	(9,300)	—		H&R Block, Inc.	—	—	188,790	—	(188,790)	—
—	—	1,333	—	(1,333)	—	@	Hewitt Associates, Inc.	—	—	53,560	—	(53,560)	—
—	—	355	—	(355)	—		Hillenbrand, Inc.	—	—	6,497	—	(6,497)	—
—	—	11	—	(11)	—	@	HMS Holdings Corp.	—	—	486	—	(486)	—
—	—	405	—	(405)	—	@	ITT Educational Services, Inc.	—	—	36,847	—	(36,847)	—
—	—	1,150	—	(1,150)	—		Kelly Services, Inc.	—	—	12,064	—	(12,064)	—
—	—	1,600	—	(1,600)	—	@	Kendle International, Inc.	—	—	23,952	—	(23,952)	—
—	—	1,250	—	(1,250)	—		Lender Processing Services, Inc.	—	—	52,225	—	(52,225)	—
—	—	1,500	—	(1,500)	—		Manpower, Inc.	—	—	73,890	—	(73,890)	—
—	—	400	—	(400)	—		Monro Muffler, Inc.	—	—	11,992	—	(11,992)	—
—	—	1,900	—	(1,900)	—		Moody’s Corp.	—	—	44,137	—	(44,137)	—
—	—	1,200	—	(1,200)	—	@	MPS Group, Inc.	—	—	16,380	—	(16,380)	—
—	—	1,629	—	(1,629)	—	@	Navigant Consulting, Inc.	—	—	21,584	—	(21,584)	—
—	—	3,330	—	(3,330)	—	@	On Assignment, Inc.	—	—	21,112	—	(21,112)	—
—	—	362	—	(362)	—		Pharmaceutical Product Development, Inc.	—	—	7,761	—	(7,761)	—
—	—	730	—	(730)	—	@	Pre-Paid Legal Services, Inc.	—	—	27,798	—	(27,798)	—
—	—	3,950	—	(3,950)	—	@	Rent-A-Center, Inc.	—	—	69,876	—	(69,876)	—
—	—	3,600	—	(3,600)	—	@	SAIC, Inc.	—	—	64,152	—	(64,152)	—
—	—	10,500	—	(10,500)	—		Service Corp. International	—	—	81,060	—	(81,060)	—
—	—	646	—	(646)	—	@	Spherion Corp.	—	—	3,379	—	(3,379)	—
—	—	1,839	—	(1,839)	—	@	TeleTech Holdings, Inc.	—	—	35,474	—	(35,474)	—
—	—	800	—	(800)	—	@	Ticketmaster	—	—	8,424	—	(8,424)	—
—	—	70	—	(70)	—	@	Universal Technical Institute, Inc.	—	—	1,322	—	(1,322)	—
—	—	152	—	(152)	—		Viad Corp.	—	—	2,807	—	(2,807)	—
—	—	1,000	—	(1,000)	—		Watson Wyatt Worldwide, Inc.	—	—	41,340	—	(41,340)	—
—	—	7,813	—	(7,813)	—		Western Union Co.	—	—	144,150	—	(144,150)	—
—	—	1,496	—	(1,496)	—	@	Wright Express Corp.	—	—	43,638	—	(43,638)	—
								—	—	1,592,909	—	(1,592,909)	—
							Computers: 0.0%
—	—	1,071	—	(1,071)	—	@	Agilysys, Inc.	—	—	8,836	—	(8,836)	—
—	—	5,788	—	(5,788)	—	@	Apple, Inc.	—	—	1,157,079	—	(1,157,079)	—
—	—	895	—	(895)	—	@	CACI International, Inc.	—	—	41,546	—	(41,546)	—
—	—	4,880	—	(4,880)	—	@	Ciber, Inc.	—	—	15,470	—	(15,470)	—
—	—	300	—	(300)	—	@	Compellent Technologies, Inc.	—	—	6,231	—	(6,231)	—
—	—	3,144	—	(3,144)	—	@	Computer Sciences Corp.	—	—	173,895	—	(173,895)	—
—	—	23,300	—	(23,300)	—	@	Dell, Inc.	—	—	328,996	—	(328,996)	—
—	—	1,800	—	(1,800)	—		Diebold, Inc.	—	—	45,252	—	(45,252)	—
—	—	1,443	—	(1,443)	—	@	DST Systems, Inc.	—	—	61,299	—	(61,299)	—
—	—	24,200	—	(24,200)	—	@	EMC Corp.	—	—	407,286	—	(407,286)	—
—	—	24,551	—	(24,551)	—		Hewlett-Packard Co.	—	—	1,204,472	—	(1,204,472)	—
—	—	2,598	—	(2,598)	—	@	Insight Enterprises, Inc.	—	—	26,370	—	(26,370)	—
—	—	11,585	—	(11,585)	—		International Business Machines Corp.	—	—	1,463,765	—	(1,463,765)	—
—	—	1,571	—	(1,571)	—		Jack Henry & Associates, Inc.	—	—	35,897	—	(35,897)	—
—	—	1,361	—	(1,361)	—	@	Manhattan Associates, Inc.	—	—	32,065	—	(32,065)	—
—	—	3,018	—	(3,018)	—	@	Micros Systems, Inc.	—	—	84,685	—	(84,685)	—
—	—	4,191	—	(4,191)	—	@	NCR Corp.	—	—	39,437	—	(39,437)	—
—	—	600	—	(600)	—	@	Netscout Systems, Inc.	—	—	7,554	—	(7,554)	—
—	—	1,250	—	(1,250)	—	@, L	Palm, Inc.	—	—	13,638	—	(13,638)	—
—	—	404	—	(404)	—	@	Radiant Systems, Inc.	—	—	3,915	—	(3,915)	—
—	—	1,880	—	(1,880)	—	@	Radisys Corp.	—	—	17,540	—	(17,540)	—
—	—	4,700	—	(4,700)	—	@	Sun Microsystems, Inc.	—	—	39,997	—	(39,997)	—
—	—	584	—	(584)	—	@	SYKES Enterprises, Inc.	—	—	14,337	—	(14,337)	—

—	—	1,355	—	(1,355)	—	@, L	Synaptics, Inc.	—	—	36,504	—	(36,504)	—
—	—	2,367	—	(2,367)	—	@	Synopsys, Inc.	—	—	53,186	—	(53,186)	—
—	—	2,900	—	(2,900)	—	@	Western Digital Corp.	—	—	106,836	—	(106,836)	—
								—	—	5,426,088	—	(5,426,088)	—
							Cosmetics/Personal Care: 0.0%
—	—	30	—	(30)	—	@	Chattem, Inc.	—	—	1,975	—	(1,975)	—
—	—	26,532	—	(26,532)	—		Procter & Gamble Co.	—	—	1,654,270	—	(1,654,270)	—
								—	—	1,656,245	—	(1,656,245)	—
							Distribution/Wholesale: 0.0%
—	—	2,938	—	(2,938)	—	@	Brightpoint, Inc.	—	—	21,095	—	(21,095)	—
—	—	1,273	—	(1,273)	—	@	Fossil, Inc.	—	—	39,272	—	(39,272)	—
—	—	1,800	—	(1,800)	—		Genuine Parts Co.	—	—	64,494	—	(64,494)	—
—	—	5,179	—	(5,179)	—	@	Ingram Micro, Inc.	—	—	87,991	—	(87,991)	—
—	—	1,250	—	(1,250)	—	@	LKQ Corp.	—	—	21,788	—	(21,788)	—
—	—	1,403	—	(1,403)	—	@	Scansource, Inc.	—	—	32,648	—	(32,648)	—
—	—	2,043	—	(2,043)	—	@	Tech Data Corp.	—	—	86,031	—	(86,031)	—
—	—	190	—	(190)	—	@	United Stationers, Inc.	—	—	9,679	—	(9,679)	—
—	—	309	—	(309)	—		Watsco, Inc.	—	—	15,499	—	(15,499)	—
								—	—	378,497	—	(378,497)	—
							Diversified Financial Services: 0.0%
—	—	7,900	—	(7,900)	—		American Express Co.	—	—	330,457	—	(330,457)	—
—	—	8,600	—	(8,600)	—		Charles Schwab Corp.	—	—	157,638	—	(157,638)	—
—	—	1,237	—	(1,237)	—		CME Group, Inc.	—	—	406,021	—	(406,021)	—
—	—	2,400	—	(2,400)	—		Discover Financial Services	—	—	37,104	—	(37,104)	—
—	—	1,308	—	(1,308)	—		Eaton Vance Corp.	—	—	39,423	—	(39,423)	—
—	—	152	—	(152)	—		Greenhill & Co., Inc.	—	—	12,411	—	(12,411)	—
—	—	300	—	(300)	—	@	IntercontinentalExchange, Inc.	—	—	32,037	—	(32,037)	—
—	—	827	—	(827)	—	@	Jefferies Group, Inc.	—	—	19,393	—	(19,393)	—
—	—	7,300	—	(7,300)	—	@	Nasdaq Stock Market, Inc.	—	—	136,364	—	(136,364)	—
—	—	3,237	—	(3,237)	—		National Financial Partners Corp.	—	—	28,291	—	(28,291)	—
—	—	5,000	—	(5,000)	—		NYSE Euronext	—	—	126,400	—	(126,400)	—
—	—	3,392	—	(3,392)	—		Raymond James Financial, Inc.	—	—	82,392	—	(82,392)	—
—	—	427	—	(427)	—	@	Stifel Financial Corp.	—	—	22,938	—	(22,938)	—
—	—	690	—	(690)	—		SWS Group, Inc.	—	—	8,584	—	(8,584)	—
—	—	1,174	—	(1,174)	—	@	World Acceptance, Corp.	—	—	34,433	—	(34,433)	—
								—	—	1,473,886	—	(1,473,886)	—
							Electric: 0.0%
—	—	166	—	(166)	—		Avista Corp.	—	—	3,454	—	(3,454)	—
—	—	472	—	(472)	—		Central Vermont Public Service Corp.	—	—	9,162	—	(9,162)	—
—	—	63	—	(63)	—		CH Energy Group, Inc.	—	—	2,544	—	(2,544)	—
—	—	5,200	—	(5,200)	—		Constellation Energy Group, Inc.	—	—	165,464	—	(165,464)	—
—	—	2,331	—	(2,331)	—		DPL, Inc.	—	—	62,611	—	(62,611)	—
—	—	15,343	—	(15,343)	—		DTE Energy Co.	—	—	615,408	—	(615,408)	—
—	—	10,000	—	(10,000)	—		Exelon Corp.	—	—	481,800	—	(481,800)	—
—	—	2,600	—	(2,600)	—		FirstEnergy Corp.	—	—	112,008	—	(112,008)	—
—	—	535	—	(535)	—		Great Plains Energy, Inc.	—	—	9,523	—	(9,523)	—
—	—	1,775	—	(1,775)	—		Hawaiian Electric Industries	—	—	35,252	—	(35,252)	—
—	—	1,800	—	(1,800)	—		Idacorp, Inc.	—	—	53,226	—	(53,226)	—
—	—	500	—	(500)	—		MDU Resources Group, Inc.	—	—	11,300	—	(11,300)	—
—	—	3,150	—	(3,150)	—		NSTAR	—	—	104,360	—	(104,360)	—
—	—	7,679	—	(7,679)	—		NV Energy, Inc.	—	—	89,384	—	(89,384)	—
—	—	800	—	(800)	—		UIL Holdings Corp.	—	—	21,568	—	(21,568)	—
—	—	897	—	(897)	—		Unisource Energy Corp.	—	—	26,749	—	(26,749)	—
								—	—	1,803,813	—	(1,803,813)	—
							Electrical Components & Equipment: 0.0%
—	—	136	—	(136)	—		Ametek, Inc.	—	—	4,972	—	(4,972)	—
—	—	6,800	—	(6,800)	—		Emerson Electric Co.	—	—	281,588	—	(281,588)	—
—	—	633	—	(633)	—		Encore Wire Corp.	—	—	12,597	—	(12,597)	—
—	—	2,019	—	(2,019)	—		Hubbell, Inc.	—	—	91,683	—	(91,683)	—
								—	—	390,840	—	(390,840)	—
							Electronics: 0.0%
—	—	450	—	(450)	—		American Science & Engineering, Inc.	—	—	31,298	—	(31,298)	—
—	—	3,050	—	(3,050)	—	@	Arrow Electronics, Inc.	—	—	80,154	—	(80,154)	—
—	—	3,161	—	(3,161)	—	@	Avnet, Inc.	—	—	86,137	—	(86,137)	—
—	—	315	—	(315)	—		Bel Fuse, Inc.	—	—	5,620	—	(5,620)	—
—	—	2,630	—	(2,630)	—	@	Benchmark Electronics, Inc.	—	—	47,419	—	(47,419)	—
—	—	628	—	(628)	—		Brady Corp.	—	—	18,639	—	(18,639)	—
—	—	2,010	—	(2,010)	—	@	Checkpoint Systems, Inc.	—	—	28,502	—	(28,502)	—
—	—	2,354	—	(2,354)	—		CTS Corp.	—	—	21,822	—	(21,822)	—
—	—	650	—	(650)	—	L	Daktronics, Inc.	—	—	5,506	—	(5,506)	—
—	—	53	—	(53)	—	@	Dionex Corp.	—	—	3,716	—	(3,716)	—
—	—	1,000	—	(1,000)	—	@	Electro Scientific Industries, Inc.	—	—	9,730	—	(9,730)	—
—	—	124	—	(124)	—		Methode Electronics, Inc.	—	—	987	—	(987)	—
—	—	53	—	(53)	—	@, @@	Mettler Toledo International, Inc.	—	—	5,272	—	(5,272)	—
—	—	2,616	—	(2,616)	—	@	Newport Corp.	—	—	19,123	—	(19,123)	—
—	—	1,166	—	(1,166)	—		Park Electrochemical Corp.	—	—	27,576	—	(27,576)	—
—	—	1,110	—	(1,110)	—	@	Plexus Corp.	—	—	30,148	—	(30,148)	—
—	—	2,150	—	(2,150)	—		Technitrol, Inc.	—	—	10,879	—	(10,879)	—
—	—	13,100	—	(13,100)	—	@	Thermo Electron Corp.	—	—	618,713	—	(618,713)	—
—	—	2,114	—	(2,114)	—	@	Thomas & Betts Corp.	—	—	77,161	—	(77,161)	—
—	—	2,125	—	(2,125)	—	@	TTM Technologies, Inc.	—	—	22,036	—	(22,036)	—
—	—	460	—	(460)	—	@	Varian, Inc.	—	—	23,547	—	(23,547)	—
—	—	4,800	—	(4,800)	—	@	Vishay Intertechnology, Inc.	—	—	34,800	—	(34,800)	—
—	—	1,300	—	(1,300)	—		Watts Water Technologies, Inc.	—	—	39,845	—	(39,845)	—
								—	—	1,248,630	—	(1,248,630)	—

							Engineering & Construction: 0.0%
—	—	1,300	—	(1,300)	—	@	Aecom Technology Corp.	—	—	33,020	—	(33,020)	—
—	—	2,201	—	(2,201)	—	@	Dycom Industries, Inc.	—	—	17,146	—	(17,146)	—
—	—	2,410	—	(2,410)	—	@	EMCOR Group, Inc.	—	—	57,358	—	(57,358)	—
—	—	300	—	(300)	—	@	Exponent, Inc.	—	—	8,097	—	(8,097)	—
—	—	9,900	—	(9,900)	—	@, S	Jacobs Engineering Group, Inc.	—	—	346,401	—	(346,401)	—
—	—	3,648	—	(3,648)	—		KBR, Inc.	—	—	67,962	—	(67,962)	—
—	—	2,380	—	(2,380)	—	@	Shaw Group, Inc.	—	—	67,901	—	(67,901)	—
—	—	360	—	(360)	—	@	Stanley, Inc.	—	—	9,605	—	(9,605)	—
—	—	2,310	—	(2,310)	—	@	URS Corp.	—	—	95,981	—	(95,981)	—
								—	—	703,471	—	(703,471)	—
							Entertainment: 0.0%
—	—	489	—	(489)	—		International Speedway Corp.	—	—	13,188	—	(13,188)	—
—	—	1,700	—	(1,700)	—	@	Scientific Games Corp.	—	—	24,055	—	(24,055)	—
								—	—	37,243	—	(37,243)	—
							Environmental Control: 0.0%
—	—	368	—	(368)	—	@	Calgon Carbon Corp.	—	—	5,148	—	(5,148)	—
—	—	1,178	—	(1,178)	—	@	Darling International, Inc.	—	—	8,387	—	(8,387)	—
—	—	1,911	—	(1,911)	—	@	Tetra Tech, Inc.	—	—	50,336	—	(50,336)	—
—	—	823	—	(823)	—	@	Waste Connections, Inc.	—	—	26,706	—	(26,706)	—
								—	—	90,577	—	(90,577)	—
							Food: 0.0%
—	—	200	—	(200)	—		Calavo Growers, Inc.	—	—	3,376	—	(3,376)	—
—	—	4,900	—	(4,900)	—		Campbell Soup Co.	—	—	171,353	—	(171,353)	—
—	—	504	—	(504)	—		Diamond Foods, Inc.	—	—	15,564	—	(15,564)	—
—	—	740	—	(740)	—		J&J Snack Foods Corp.	—	—	26,714	—	(26,714)	—
—	—	15,520	—	(15,520)	—		Kraft Foods, Inc.	—	—	412,522	—	(412,522)	—
—	—	1,285	—	(1,285)	—		Lancaster Colony Corp.	—	—	61,320	—	(61,320)	—
—	—	1,050	—	(1,050)	—		Nash Finch Co.	—	—	34,451	—	(34,451)	—
—	—	1,690	—	(1,690)	—	@	Ralcorp Holdings, Inc.	—	—	97,885	—	(97,885)	—
—	—	1,134	—	(1,134)	—		Ruddick Corp.	—	—	30,187	—	(30,187)	—
—	—	600	—	(600)	—		Sanderson Farms, Inc.	—	—	24,102	—	(24,102)	—
—	—	9,700	—	(9,700)	—		Sara Lee Corp.	—	—	117,758	—	(117,758)	—
—	—	850	—	(850)	—	@	Smithfield Foods, Inc.	—	—	13,158	—	(13,158)	—
—	—	175	—	(175)	—	@	TreeHouse Foods, Inc.	—	—	6,102	—	(6,102)	—
—	—	220	—	(220)	—	@	United Natural Foods, Inc.	—	—	5,546	—	(5,546)	—
								—	—	1,020,038	—	(1,020,038)	—
							Forest Products & Paper: 0.0%
—	—	882	—	(882)	—	@	Buckeye Technologies, Inc.	—	—	8,538	—	(8,538)	—
—	—	430	—	(430)	—	@	Clearwater Paper Corp.	—	—	21,126	—	(21,126)	—
—	—	18,908	—	(18,908)	—		International Paper Co.	—	—	481,209	—	(481,209)	—
—	—	15,400	—	(15,400)	—		MeadWestvaco Corp.	—	—	421,498	—	(421,498)	—
—	—	700	—	(700)	—		Schweitzer-Mauduit International, Inc.	—	—	43,092	—	(43,092)	—
								—	—	975,463	—	(975,463)	—
							Gas: 0.0%
—	—	2,093	—	(2,093)	—		AGL Resources, Inc.	—	—	72,313	—	(72,313)	—
—	—	2,833	—	(2,833)	—		Atmos Energy Corp.	—	—	77,596	—	(77,596)	—
—	—	934	—	(934)	—		Laclede Group, Inc.	—	—	29,244	—	(29,244)	—
—	—	1,631	—	(1,631)	—		New Jersey Resources Corp.	—	—	57,460	—	(57,460)	—
—	—	23,997	—	(23,997)	—		NiSource, Inc.	—	—	341,957	—	(341,957)	—
—	—	100	—	(100)	—		Northwest Natural Gas Co.	—	—	4,288	—	(4,288)	—
—	—	872	—	(872)	—		Piedmont Natural Gas Co.	—	—	20,666	—	(20,666)	—
—	—	1,823	—	(1,823)	—		Sempra Energy	—	—	96,874	—	(96,874)	—
—	—	4,453	—	(4,453)	—		Southern Union Co.	—	—	92,266	—	(92,266)	—
—	—	690	—	(690)	—		Southwest Gas Corp.	—	—	18,085	—	(18,085)	—
—	—	2,908	—	(2,908)	—		UGI Corp.	—	—	68,280	—	(68,280)	—
								—	—	879,029	—	(879,029)	—
							Hand/Machine Tools: 0.0%
—	—	269	—	(269)	—		Baldor Electric Co.	—	—	6,927	—	(6,927)	—
—	—	910	—	(910)	—		Lincoln Electric Holdings, Inc.	—	—	46,756	—	(46,756)	—
—	—	240	—	(240)	—		Regal-Beloit Corp.	—	—	11,390	—	(11,390)	—
								—	—	65,073	—	(65,073)	—
							Health Care - Products: 0.0%
—	—	1,520	—	(1,520)	—	@	Align Technology, Inc.	—	—	24,867	—	(24,867)	—
—	—	2,790	—	(2,790)	—	@	American Medical Systems Holdings, Inc.	—	—	49,020	—	(49,020)	—
—	—	138	—	(138)	—		Beckman Coulter, Inc.	—	—	8,964	—	(8,964)	—
—	—	300	—	(300)	—	@	Cantel Medical Corp.	—	—	5,370	—	(5,370)	—
—	—	1,200	—	(1,200)	—	@	CareFusion Corp.	—	—	30,996	—	(30,996)	—
—	—	231	—	(231)	—		Cooper Cos., Inc.	—	—	7,736	—	(7,736)	—
—	—	1,260	—	(1,260)	—	@	Cyberonics	—	—	22,680	—	(22,680)	—
—	—	1,200	—	(1,200)	—	@	Gen-Probe, Inc.	—	—	50,028	—	(50,028)	—
—	—	150	—	(150)	—	@	Haemonetics Corp.	—	—	8,007	—	(8,007)	—
—	—	800	—	(800)	—	@	Hanger Orthopedic Group, Inc.	—	—	10,672	—	(10,672)	—
—	—	1,050	—	(1,050)	—	@	Henry Schein, Inc.	—	—	52,143	—	(52,143)	—
—	—	1,005	—	(1,005)	—		Hill-Rom Holdings, Inc.	—	—	22,291	—	(22,291)	—
—	—	3,010	—	(3,010)	—	@	Hologic, Inc.	—	—	43,555	—	(43,555)	—
—	—	1,469	—	(1,469)	—	@	Hospira, Inc.	—	—	68,970	—	(68,970)	—
—	—	1,545	—	(1,545)	—		Invacare Corp.	—	—	38,471	—	(38,471)	—
—	—	7,111	—	(7,111)	—		Johnson & Johnson	—	—	446,855	—	(446,855)	—
—	—	1,200	—	(1,200)	—	@	Kensey Nash Corp.	—	—	27,948	—	(27,948)	—
—	—	1,980	—	(1,980)	—	@	Kinetic Concepts, Inc.	—	—	66,746	—	(66,746)	—
—	—	2,291	—	(2,291)	—	@	PSS World Medical, Inc.	—	—	44,331	—	(44,331)	—
—	—	628	—	(628)	—	@	Resmed, Inc.	—	—	31,570	—	(31,570)	—

—	—	2,420	—	(2,420)	—		Steris Corp.	—	—	78,190	—	(78,190)	—
—	—	727	—	(727)	—	@	Symmetry Medical, Inc.	—	—	5,831	—	(5,831)	—
—	—	160	—	(160)	—		West Pharmaceutical Services, Inc.	—	—	6,168	—	(6,168)	—
								—	—	1,151,409	—	(1,151,409)	—
							Health Care - Services: 0.0%
—	—	142	—	(142)	—	@	Air Methods Corp.	—	—	4,895	—	(4,895)	—
—	—	321	—	(321)	—	@	Almost Family, Inc.	—	—	11,598	—	(11,598)	—
—	—	1,202	—	(1,202)	—	@, L	Amedisys, Inc.	—	—	44,522	—	(44,522)	—
—	—	760	—	(760)	—	@	AMERIGROUP Corp.	—	—	18,020	—	(18,020)	—
—	—	1,838	—	(1,838)	—	@	Amsurg Corp.	—	—	38,065	—	(38,065)	—
—	—	1,821	—	(1,821)	—	@	Centene Corp.	—	—	34,271	—	(34,271)	—
—	—	2,670	—	(2,670)	—	@	Community Health Systems, Inc.	—	—	81,462	—	(81,462)	—
—	—	1,300	—	(1,300)	—	@	Coventry Health Care, Inc.	—	—	29,315	—	(29,315)	—
—	—	210	—	(210)	—	@	Genoptix, Inc.	—	—	7,613	—	(7,613)	—
—	—	1,574	—	(1,574)	—	@	Gentiva Health Services, Inc.	—	—	37,225	—	(37,225)	—
—	—	2,700	—	(2,700)	—	@	Health Net, Inc.	—	—	57,294	—	(57,294)	—
—	—	2,401	—	(2,401)	—	@	Healthspring, Inc.	—	—	39,761	—	(39,761)	—
—	—	230	—	(230)	—	@	Healthways, Inc.	—	—	3,949	—	(3,949)	—
—	—	854	—	(854)	—	@	Humana, Inc.	—	—	35,450	—	(35,450)	—
—	—	2,200	—	(2,200)	—	@	Kindred Healthcare, Inc.	—	—	32,692	—	(32,692)	—
—	—	1,060	—	(1,060)	—	@	LHC Group, Inc.	—	—	32,616	—	(32,616)	—
—	—	2,050	—	(2,050)	—	@	Lincare Holdings, Inc.	—	—	72,816	—	(72,816)	—
—	—	1,520	—	(1,520)	—	@	Magellan Health Services, Inc.	—	—	55,890	—	(55,890)	—
—	—	1,530	—	(1,530)	—	@	Mednax, Inc.	—	—	86,001	—	(86,001)	—
—	—	1,127	—	(1,127)	—	@	Molina Healthcare, Inc.	—	—	23,554	—	(23,554)	—
—	—	1,865	—	(1,865)	—	@	Odyssey HealthCare, Inc.	—	—	27,098	—	(27,098)	—
—	—	900	—	(900)	—	@	RehabCare Group, Inc.	—	—	25,353	—	(25,353)	—
—	—	11,207	—	(11,207)	—		UnitedHealth Group, Inc.	—	—	321,305	—	(321,305)	—
—	—	1,000	—	(1,000)	—		Universal Health Services, Inc.	—	—	55,890	—	(55,890)	—
—	—	597	—	(597)	—	@	WellCare Health Plans, Inc.	—	—	19,695	—	(19,695)	—
—	—	2,600	—	(2,600)	—	@	WellPoint, Inc.	—	—	140,478	—	(140,478)	—
								—	—	1,336,828	—	(1,336,828)	—
							Home Builders: 0.0%
—	—	4,300	—	(4,300)	—		D.R. Horton, Inc.	—	—	44,204	—	(44,204)	—
—	—	1,810	—	(1,810)	—	@	M/I Homes, Inc.	—	—	19,838	—	(19,838)	—
—	—	1,950	—	(1,950)	—		MDC Holdings, Inc.	—	—	57,896	—	(57,896)	—
—	—	1,006	—	(1,006)	—	@	Meritage Homes Corp.	—	—	17,937	—	(17,937)	—
—	—	100	—	(100)	—	@	NVR, Inc.	—	—	67,315	—	(67,315)	—
—	—	1,536	—	(1,536)	—		Ryland Group, Inc.	—	—	28,124	—	(28,124)	—
—	—	3,731	—	(3,731)	—	@	Standard-Pacific Corp.	—	—	11,902	—	(11,902)	—
—	—	1,118	—	(1,118)	—		Thor Industries, Inc.	—	—	31,807	—	(31,807)	—
								—	—	279,023	—	(279,023)	—
							Home Furnishings: 0.0%
—	—	340	—	(340)	—	@	Digital Theater Systems, Inc.	—	—	10,248	—	(10,248)	—
—	—	3,080	—	(3,080)	—		La-Z-Boy, Inc.	—	—	29,414	—	(29,414)	—
—	—	670	—	(670)	—	@	Universal Electronics, Inc.	—	—	14,412	—	(14,412)	—
								—	—	54,074	—	(54,074)	—
							Household Products/Wares: 0.0%
—	—	1,400	—	(1,400)	—		American Greetings Corp.	—	—	28,980	—	(28,980)	—
—	—	1,921	—	(1,921)	—	@	Central Garden & Pet Co.	—	—	15,848	—	(15,848)	—
—	—	643	—	(643)	—		Church & Dwight Co., Inc.	—	—	37,963	—	(37,963)	—
—	—	1,628	—	(1,628)	—	@	Helen of Troy Ltd.	—	—	33,455	—	(33,455)	—
—	—	9,658	—	(9,658)	—		Kimberly-Clark Corp.	—	—	637,138	—	(637,138)	—
—	—	304	—	(304)	—		Tupperware Corp.	—	—	14,151	—	(14,151)	—
								—	—	767,535	—	(767,535)	—
							Housewares: 0.0%
—	—	2,200	—	(2,200)	—		Newell Rubbermaid, Inc.	—	—	31,922	—	(31,922)	—
—	—	1,120	—	(1,120)	—		Toro Co.	—	—	44,621	—	(44,621)	—
								—	—	76,543	—	(76,543)	—
							Insurance: 0.0%
—	—	8,796	—	(8,796)	—	S	Aflac, Inc.	—	—	404,880	—	(404,880)	—
—	—	3,146	—	(3,146)	—		American Financial Group, Inc.	—	—	76,322	—	(76,322)	—
—	—	736	—	(736)	—		American Physicians Capital, Inc.	—	—	20,078	—	(20,078)	—
—	—	1,165	—	(1,165)	—	@	Amerisafe, Inc.	—	—	19,677	—	(19,677)	—
—	—	2,300	—	(2,300)	—		Assurant, Inc.	—	—	70,311	—	(70,311)	—
—	—	6,831	—	(6,831)	—		Chubb Corp.	—	—	342,506	—	(342,506)	—
—	—	1,918	—	(1,918)	—		Delphi Financial Group	—	—	41,927	—	(41,927)	—
—	—	1,327	—	(1,327)	—	@@	Everest Re Group Ltd.	—	—	112,941	—	(112,941)	—
—	—	1,365	—	(1,365)	—		Fidelity National Title Group, Inc.	—	—	18,960	—	(18,960)	—
—	—	1,559	—	(1,559)	—		Hanover Insurance Group, Inc.	—	—	64,901	—	(64,901)	—
—	—	3,615	—	(3,615)	—		HCC Insurance Holdings, Inc.	—	—	94,460	—	(94,460)	—
—	—	781	—	(781)	—		Infinity Property & Casualty Corp.	—	—	31,209	—	(31,209)	—
—	—	1,160	—	(1,160)	—	@	ProAssurance Corp.	—	—	61,770	—	(61,770)	—
—	—	3,676	—	(3,676)	—		Protective Life Corp.	—	—	60,801	—	(60,801)	—
—	—	2,097	—	(2,097)	—		Reinsurance Group of America, Inc.	—	—	97,511	—	(97,511)	—
—	—	162	—	(162)	—		RLI Corp.	—	—	8,170	—	(8,170)	—
—	—	949	—	(949)	—		Safety Insurance Group, Inc.	—	—	33,803	—	(33,803)	—
—	—	454	—	(454)	—		Selective Insurance Group	—	—	7,082	—	(7,082)	—
—	—	2,130	—	(2,130)	—		Stancorp Financial Group, Inc.	—	—	79,044	—	(79,044)	—
—	—	850	—	(850)	—		Tower Group, Inc.	—	—	20,978	—	(20,978)	—
—	—	11,536	—	(11,536)	—		Travelers Cos., Inc.	—	—	604,371	—	(604,371)	—
—	—	1,705	—	(1,705)	—		Unitrin, Inc.	—	—	38,039	—	(38,039)	—
—	—	14,666	—	(14,666)	—		UnumProvident Corp.	—	—	279,241	—	(279,241)	—
—	—	448	—	(448)	—		WR Berkley Corp.	—	—	11,070	—	(11,070)	—
								—	—	2,600,052	—	(2,600,052)	—

							Internet: 0.0%
—	—	1,300	—	(1,300)	—	@	Akamai Technologies, Inc.	—	—	31,200	—	(31,200)	—
—	—	359	—	(359)	—	@	Amazon.com, Inc.	—	—	48,792	—	(48,792)	—
—	—	446	—	(446)	—	@	Avocent Corp.	—	—	11,141	—	(11,141)	—
—	—	704	—	(704)	—	@	Blue Coat Systems, Inc.	—	—	18,607	—	(18,607)	—
—	—	360	—	(360)	—	@	Blue Nile, Inc.	—	—	20,120	—	(20,120)	—
—	—	901	—	(901)	—	@	Cybersource Corp.	—	—	15,470	—	(15,470)	—
—	—	588	—	(588)	—	@	DealerTrack Holdings, Inc.	—	—	10,031	—	(10,031)	—
—	—	700	—	(700)	—	@	Digital River, Inc.	—	—	17,661	—	(17,661)	—
—	—	14,053	—	(14,053)	—	@	eBay, Inc.	—	—	343,877	—	(343,877)	—
—	—	100	—	(100)	—	@	Equinix, Inc.	—	—	9,619	—	(9,619)	—
—	—	2,930	—	(2,930)	—	@	eResearch Technology, Inc.	—	—	17,287	—	(17,287)	—
—	—	750	—	(750)	—	@	F5 Networks, Inc.	—	—	35,273	—	(35,273)	—
—	—	1,290	—	(1,290)	—	@	Google, Inc. - Class A	—	—	752,070	—	(752,070)	—
—	—	1,415	—	(1,415)	—	@	Infospace, Inc.	—	—	11,575	—	(11,575)	—
—	—	1,797	—	(1,797)	—	@	j2 Global Communications, Inc.	—	—	35,724	—	(35,724)	—
—	—	150	—	(150)	—	@	NetFlix, Inc.	—	—	8,795	—	(8,795)	—
—	—	532	—	(532)	—		Nutri/System, Inc.	—	—	13,140	—	(13,140)	—
—	—	1,920	—	(1,920)	—	@	Perficient, Inc.	—	—	16,090	—	(16,090)	—
—	—	1,410	—	(1,410)	—	@	Stamps.com, Inc.	—	—	12,563	—	(12,563)	—
—	—	3,627	—	(3,627)	—		United Online, Inc.	—	—	24,664	—	(24,664)	—
—	—	1,693	—	(1,693)	—	@	Websense, Inc.	—	—	26,631	—	(26,631)	—
								—	—	1,480,330	—	(1,480,330)	—
							Investment Companies: 0.0%
—	—	3,392	—	(3,392)	—		Apollo Investment Corp.	—	—	32,631	—	(32,631)	—
								—	—	32,631	—	(32,631)	—
							Iron/Steel: 0.0%
—	—	729	—	(729)	—		Cliffs Natural Resources, Inc.	—	—	32,120	—	(32,120)	—
—	—	5,216	—	(5,216)	—		Nucor Corp.	—	—	221,211	—	(221,211)	—
—	—	1,750	—	(1,750)	—		Reliance Steel & Aluminum Co.	—	—	71,540	—	(71,540)	—
—	—	2,019	—	(2,019)	—		Steel Dynamics, Inc.	—	—	34,161	—	(34,161)	—
								—	—	359,032	—	(359,032)	—
							Leisure Time: 0.0%
—	—	750	—	(750)	—	@	Interval Leisure Group, Inc.	—	—	8,580	—	(8,580)	—
—	—	173	—	(173)	—		Polaris Industries, Inc.	—	—	7,548	—	(7,548)	—
								—	—	16,128	—	(16,128)	—
							Machinery - Construction & Mining: 0.0%
—	—	700	—	(700)	—		Bucyrus International, Inc.	—	—	36,253	—	(36,253)	—
—	—	1,227	—	(1,227)	—		Joy Global, Inc.	—	—	65,694	—	(65,694)	—
								—	—	101,947	—	(101,947)	—
							Machinery - Diversified: 0.0%
—	—	1,330	—	(1,330)	—		Briggs & Stratton Corp.	—	—	25,084	—	(25,084)	—
—	—	890	—	(890)	—		Gardner Denver, Inc.	—	—	33,313	—	(33,313)	—
—	—	1,153	—	(1,153)	—	@	Gerber Scientific, Inc.	—	—	5,765	—	(5,765)	—
—	—	472	—	(472)	—		Graco, Inc.	—	—	13,296	—	(13,296)	—
—	—	1,557	—	(1,557)	—		IDEX Corp.	—	—	46,134	—	(46,134)	—
—	—	457	—	(457)	—	@	Intermec, Inc.	—	—	5,617	—	(5,617)	—
—	—	321	—	(321)	—		Lindsay Manufacturing Co.	—	—	11,264	—	(11,264)	—
—	—	123	—	(123)	—		Nordson Corp.	—	—	6,594	—	(6,594)	—
—	—	300	—	(300)	—		Robbins & Myers, Inc.	—	—	6,897	—	(6,897)	—
—	—	760	—	(760)	—		Roper Industries, Inc.	—	—	39,550	—	(39,550)	—
—	—	1,379	—	(1,379)	—		Wabtec Corp.	—	—	53,092	—	(53,092)	—
								—	—	246,606	—	(246,606)	—
							Media: 0.0%
—	—	55,879	—	(55,879)	—		Comcast Corp. — Class A	—	—	819,745	—	(819,745)	—
—	—	10,150	—	(10,150)	—	@	DIRECTV	—	—	321,045	—	(321,045)	—
—	—	1,098	—	(1,098)	—		John Wiley & Sons, Inc.	—	—	41,120	—	(41,120)	—
—	—	1,200	—	(1,200)	—		Scholastic Corp.	—	—	30,252	—	(30,252)	—
—	—	900	—	(900)	—		Scripps Networks Interactive - Class A	—	—	35,595	—	(35,595)	—
—	—	10,900	—	(10,900)	—	@	Viacom - Class B	—	—	323,076	—	(323,076)	—
								—	—	1,570,833	—	(1,570,833)	—
							Metal Fabricate/Hardware: 0.0%
—	—	3,400	—	(3,400)	—		Commercial Metals Co.	—	—	54,060	—	(54,060)	—
—	—	200	—	(200)	—		Lawson Products	—	—	2,870	—	(2,870)	—
—	—	1,747	—	(1,747)	—		Mueller Industries, Inc.	—	—	41,072	—	(41,072)	—
—	—	3,411	—	(3,411)	—		Timken Co.	—	—	84,149	—	(84,149)	—
—	—	501	—	(501)	—		Valmont Industries, Inc.	—	—	38,397	—	(38,397)	—
—	—	851	—	(851)	—		Worthington Industries	—	—	9,965	—	(9,965)	—
								—	—	230,513	—	(230,513)	—
							Mining: 0.0%
—	—	146	—	(146)	—		Amcol International Corp.	—	—	3,979	—	(3,979)	—
—	—	442	—	(442)	—	@	Brush Engineered Materials, Inc.	—	—	7,823	—	(7,823)	—
—	—	1,129	—	(1,129)	—	@	Century Aluminum Co.	—	—	11,008	—	(11,008)	—
								—	—	22,810	—	(22,810)	—
							Miscellaneous Manufacturing: 0.0%
—	—	2,200	—	(2,200)	—		3M Co.	—	—	170,368	—	(170,368)	—
—	—	1,598	—	(1,598)	—		Actuant Corp.	—	—	26,095	—	(26,095)	—
—	—	163	—	(163)	—		Acuity Brands, Inc.	—	—	5,262	—	(5,262)	—
—	—	800	—	(800)	—		AO Smith Corp.	—	—	33,536	—	(33,536)	—
—	—	2,415	—	(2,415)	—		Aptargroup, Inc.	—	—	87,230	—	(87,230)	—
—	—	901	—	(901)	—	@	AZZ, Inc.	—	—	30,499	—	(30,499)	—
—	—	532	—	(532)	—		Brink’s Co.	—	—	11,959	—	(11,959)	—
—	—	2,500	—	(2,500)	—		Carlisle Cos., Inc.	—	—	80,275	—	(80,275)	—

—	—	1,168	—	(1,168)	—	@	Ceradyne, Inc.	—	—	19,751	—	(19,751)	—
—	—	248	—	(248)	—		Clarcor, Inc.	—	—	7,904	—	(7,904)	—
—	—	2,319	—	(2,319)	—		Crane Co.	—	—	64,816	—	(64,816)	—
—	—	668	—	(668)	—		Donaldson Co., Inc.	—	—	28,390	—	(28,390)	—
—	—	12,256	—	(12,256)	—		Dover Corp.	—	—	501,025	—	(501,025)	—
—	—	7,300	—	(7,300)	—		Eaton Corp.	—	—	466,470	—	(466,470)	—
—	—	84,715	—	(84,715)	—		General Electric Co.	—	—	1,357,134	—	(1,357,134)	—
—	—	2,601	—	(2,601)	—		Harsco Corp.	—	—	80,709	—	(80,709)	—
—	—	13,100	—	(13,100)	—		Honeywell International, Inc.	—	—	503,957	—	(503,957)	—
—	—	9,297	—	(9,297)	—		ITT Corp.	—	—	480,841	—	(480,841)	—
—	—	1,508	—	(1,508)	—		John Bean Technologies Corp.	—	—	25,892	—	(25,892)	—
—	—	8,300	—	(8,300)	—		Leggett & Platt, Inc.	—	—	161,518	—	(161,518)	—
—	—	1,242	—	(1,242)	—		Myers Industries, Inc.	—	—	10,271	—	(10,271)	—
—	—	3,044	—	(3,044)	—		Pentair, Inc.	—	—	91,624	—	(91,624)	—
—	—	1,335	—	(1,335)	—		SPX Corp.	—	—	71,142	—	(71,142)	—
—	—	260	—	(260)	—		Standex International Corp.	—	—	4,745	—	(4,745)	—
—	—	510	—	(510)	—		Sturm Ruger & Co., Inc.	—	—	5,488	—	(5,488)	—
—	—	1,630	—	(1,630)	—		Tredegar Corp.	—	—	23,488	—	(23,488)	—
								—	—	4,350,389	—	(4,350,389)	—
							Office Furnishings: 0.0%
—	—	19	—	(19)	—		HNI, Corp.	—	—	480	—	(480)	—
								—	—	480	—	(480)	—
							Office/Business Equipment: 0.0%
—	—	10,600	—	(10,600)	—		Pitney Bowes, Inc.	—	—	244,224	—	(244,224)	—
—	—	37,500	—	(37,500)	—		Xerox Corp.	—	—	288,750	—	(288,750)	—
								—	—	532,974	—	(532,974)	—
							Oil & Gas: 0.0%
—	—	2,540	—	(2,540)	—		Apache Corp.	—	—	242,011	—	(242,011)	—
—	—	1,246	—	(1,246)	—	@	Atwood Oceanics, Inc.	—	—	46,949	—	(46,949)	—
—	—	327	—	(327)	—	@	Bill Barrett Corp.	—	—	9,336	—	(9,336)	—
—	—	2,400	—	(2,400)	—		Chesapeake Energy Corp.	—	—	57,408	—	(57,408)	—
—	—	4,511	—	(4,511)	—		Chevron Corp.	—	—	352,038	—	(352,038)	—
—	—	158	—	(158)	—	@	Encore Acquisition Co.	—	—	7,113	—	(7,113)	—
—	—	5,700	—	(5,700)	—		ENSCO International, Inc.	—	—	250,800	—	(250,800)	—
—	—	20,578	—	(20,578)	—		ExxonMobil Corp.	—	—	1,544,790	—	(1,544,790)	—
—	—	1,768	—	(1,768)	—		Frontier Oil Corp.	—	—	20,385	—	(20,385)	—
—	—	1,390	—	(1,390)	—		Helmerich & Payne, Inc.	—	—	52,195	—	(52,195)	—
—	—	2,000	—	(2,000)	—	@, @@	Nabors Industries Ltd.	—	—	41,300	—	(41,300)	—
—	—	1,349	—	(1,349)	—	@	Newfield Exploration Co.	—	—	57,036	—	(57,036)	—
—	—	5,495	—	(5,495)	—		Patterson-UTI Energy, Inc.	—	—	84,568	—	(84,568)	—
—	—	251	—	(251)	—	@	Petroquest Energy, Inc.	—	—	1,413	—	(1,413)	—
—	—	3,700	—	(3,700)	—		Pioneer Natural Resources Co.	—	—	152,995	—	(152,995)	—
—	—	2,158	—	(2,158)	—	@	Pride International, Inc.	—	—	68,258	—	(68,258)	—
—	—	3,385	—	(3,385)	—	@	Quicksilver Resources, Inc.	—	—	45,054	—	(45,054)	—
—	—	8,700	—	(8,700)	—		Rowan Cos., Inc.	—	—	214,803	—	(214,803)	—
—	—	630	—	(630)	—		St. Mary Land & Exploration Co.	—	—	20,399	—	(20,399)	—
—	—	2,005	—	(2,005)	—	@	Stone Energy Corp.	—	—	37,915	—	(37,915)	—
—	—	13,000	—	(13,000)	—		Tesoro Corp.	—	—	166,140	—	(166,140)	—
—	—	600	—	(600)	—	@	Unit Corp.	—	—	22,566	—	(22,566)	—
—	—	16,300	—	(16,300)	—		XTO Energy, Inc.	—	—	691,772	—	(691,772)	—
								—	—	4,187,244	—	(4,187,244)	—
							Oil & Gas Services: 0.0%
—	—	50	—	(50)	—	@	Basic Energy Services, Inc.	—	—	344	—	(344)	—
—	—	100	—	(100)	—		CARBO Ceramics, Inc.	—	—	5,932	—	(5,932)	—
—	—	101	—	(101)	—	@	Dril-Quip, Inc.	—	—	5,455	—	(5,455)	—
—	—	443	—	(443)	—		Gulf Island Fabrication, Inc.	—	—	9,742	—	(9,742)	—
—	—	2,567	—	(2,567)	—	@	Helix Energy Solutions Group, Inc.	—	—	30,188	—	(30,188)	—
—	—	1,408	—	(1,408)	—	@	Matrix Service Co.	—	—	12,052	—	(12,052)	—
—	—	15,263	—	(15,263)	—		National Oilwell Varco, Inc.	—	—	656,614	—	(656,614)	—
—	—	1,667	—	(1,667)	—	@	Oceaneering International, Inc.	—	—	91,068	—	(91,068)	—
—	—	1,787	—	(1,787)	—	@	Oil States International, Inc.	—	—	64,100	—	(64,100)	—
—	—	646	—	(646)	—	@	SEACOR Holdings, Inc.	—	—	49,484	—	(49,484)	—
								—	—	924,979	—	(924,979)	—
							Packaging & Containers: 0.0%
—	—	1,700	—	(1,700)	—		Ball Corp.	—	—	83,997	—	(83,997)	—
—	—	9,094	—	(9,094)	—		Bemis Co.	—	—	266,454	—	(266,454)	—
—	—	1,300	—	(1,300)	—	@	Owens-Illinois, Inc.	—	—	40,651	—	(40,651)	—
—	—	2,323	—	(2,323)	—		Packaging Corp. of America	—	—	46,274	—	(46,274)	—
—	—	6,700	—	(6,700)	—	@	Pactiv Corp.	—	—	163,145	—	(163,145)	—
—	—	1,260	—	(1,260)	—		Rock-Tenn Co.	—	—	56,914	—	(56,914)	—
—	—	2,506	—	(2,506)	—		Sonoco Products Co.	—	—	70,619	—	(70,619)	—
—	—	2,723	—	(2,723)	—		Temple-Inland, Inc.	—	—	48,987	—	(48,987)	—
								—	—	777,041	—	(777,041)	—
							Pharmaceuticals: 0.0%
—	—	12,425	—	(12,425)	—	S	Abbott Laboratories	—	—	677,038	—	(677,038)	—
—	—	11,392	—	(11,392)	—		AmerisourceBergen Corp.	—	—	281,268	—	(281,268)	—
—	—	8,300	—	(8,300)	—		Cardinal Health, Inc.	—	—	267,509	—	(267,509)	—
—	—	320	—	(320)	—	@	Catalyst Health Solutions, Inc.	—	—	10,883	—	(10,883)	—
—	—	2,350	—	(2,350)	—	@	Endo Pharmaceuticals Holdings, Inc.	—	—	51,771	—	(51,771)	—
—	—	8,219	—	(8,219)	—		McKesson Corp.	—	—	509,742	—	(509,742)	—
—	—	6,851	—	(6,851)	—	@	Medco Health Solutions, Inc.	—	—	432,709	—	(432,709)	—
—	—	1,607	—	(1,607)	—		Medicis Pharmaceutical Corp.	—	—	37,909	—	(37,909)	—
—	—	10,843	—	(10,843)	—		Merck & Co., Inc.	—	—	392,625	—	(392,625)	—
—	—	2,500	—	(2,500)	—	@	Mylan Laboratories	—	—	44,675	—	(44,675)	—

—	—	2,966	—	(2,966)	—		Omnicare, Inc.	—	—	68,752	—	(68,752)	—
—	—	1,709	—	(1,709)	—	@	Par Pharmaceutical Cos., Inc.	—	—	40,537	—	(40,537)	—
—	—	2,418	—	(2,418)	—		Perrigo Co.	—	—	97,059	—	(97,059)	—
—	—	80,236	—	(80,236)	—		Pfizer, Inc.	—	—	1,457,888	—	(1,457,888)	—
—	—	2,453	—	(2,453)	—	@	PharMerica Corp.	—	—	36,918	—	(36,918)	—
—	—	2,004	—	(2,004)	—	@	Valeant Pharmaceuticals International	—	—	65,511	—	(65,511)	—
								—	—	4,472,794	—	(4,472,794)	—
							Pipelines: 0.0%
—	—	1,409	—	(1,409)	—		Oneok, Inc.	—	—	56,388	—	(56,388)	—
—	—	24,400	—	(24,400)	—		Williams Cos., Inc.	—	—	485,316	—	(485,316)	—
								—	—	541,704	—	(541,704)	—
							Real Estate: 0.0%
—	—	2,400	—	(2,400)	—	@	CB Richard Ellis Group, Inc.	—	—	27,432	—	(27,432)	—
—	—	1,733	—	(1,733)	—	@	Forestar Real Estate Group, Inc.	—	—	32,147	—	(32,147)	—
—	—	223	—	(223)	—		Jones Lang LaSalle, Inc.	—	—	11,344	—	(11,344)	—
								—	—	70,923	—	(70,923)	—
							Retail: 0.0%
—	—	2,900	—	(2,900)	—	@	99 Cents Only Stores	—	—	34,858	—	(34,858)	—
—	—	2,050	—	(2,050)	—		Advance Auto Parts, Inc.	—	—	80,565	—	(80,565)	—
—	—	1,750	—	(1,750)	—	@	Aeropostale, Inc.	—	—	55,125	—	(55,125)	—
—	—	5,400	—	(5,400)	—	@	Autonation, Inc.	—	—	95,310	—	(95,310)	—
—	—	2,600	—	(2,600)	—		Barnes & Noble, Inc.	—	—	60,684	—	(60,684)	—
—	—	3,500	—	(3,500)	—	@	Bed Bath & Beyond, Inc.	—	—	130,760	—	(130,760)	—
—	—	1,458	—	(1,458)	—		Big 5 Sporting Goods Corp.	—	—	23,824	—	(23,824)	—
—	—	1,100	—	(1,100)	—	@	Big Lots, Inc.	—	—	25,366	—	(25,366)	—
—	—	400	—	(400)	—	@, L	BJ’s Restaurants, Inc.	—	—	6,828	—	(6,828)	—
—	—	366	—	(366)	—	@	BJ’s Wholesale Club, Inc.	—	—	12,704	—	(12,704)	—
—	—	1,162	—	(1,162)	—		Bob Evans Farms, Inc.	—	—	29,352	—	(29,352)	—
—	—	1,472	—	(1,472)	—		Brinker International, Inc.	—	—	20,314	—	(20,314)	—
—	—	1,151	—	(1,151)	—	L	Buckle, Inc.	—	—	31,468	—	(31,468)	—
—	—	2,559	—	(2,559)	—	@, L	Cabela’s, Inc.	—	—	30,862	—	(30,862)	—
—	—	1,370	—	(1,370)	—	@	California Pizza Kitchen, Inc.	—	—	17,207	—	(17,207)	—
—	—	1,391	—	(1,391)	—	@	Carmax, Inc.	—	—	27,653	—	(27,653)	—
—	—	1,814	—	(1,814)	—		Casey’s General Stores, Inc.	—	—	55,490	—	(55,490)	—
—	—	330	—	(330)	—		Cash America International, Inc.	—	—	10,613	—	(10,613)	—
—	—	1,953	—	(1,953)	—		Cato Corp.	—	—	37,361	—	(37,361)	—
—	—	610	—	(610)	—	@	CEC Entertainment, Inc.	—	—	17,788	—	(17,788)	—
—	—	3,745	—	(3,745)	—	@	Cheesecake Factory	—	—	70,518	—	(70,518)	—
—	—	3,100	—	(3,100)	—	@	Chico’s FAS, Inc.	—	—	43,617	—	(43,617)	—
—	—	350	—	(350)	—	@	Chipotle Mexican Grill, Inc.	—	—	29,208	—	(29,208)	—
—	—	1,155	—	(1,155)	—		Cracker Barrel Old Country Store	—	—	43,382	—	(43,382)	—
—	—	659	—	(659)	—	@	DineEquity, Inc.	—	—	14,043	—	(14,043)	—
—	—	1,850	—	(1,850)	—	@	Dollar Tree, Inc.	—	—	90,595	—	(90,595)	—
—	—	1,960	—	(1,960)	—	@, L	Dress Barn, Inc.	—	—	42,081	—	(42,081)	—
—	—	1,000	—	(1,000)	—	@	Ezcorp, Inc.	—	—	14,770	—	(14,770)	—
—	—	4,598	—	(4,598)	—		Family Dollar Stores, Inc.	—	—	140,285	—	(140,285)	—
—	—	1,150	—	(1,150)	—		Finish Line	—	—	10,178	—	(10,178)	—
—	—	1,870	—	(1,870)	—	@	First Cash Financial Services, Inc.	—	—	35,717	—	(35,717)	—
—	—	2,888	—	(2,888)	—		Fred’s, Inc.	—	—	28,216	—	(28,216)	—
—	—	18,023	—	(18,023)	—		Gap, Inc.	—	—	386,053	—	(386,053)	—
—	—	1,403	—	(1,403)	—		Group 1 Automotive, Inc.	—	—	35,412	—	(35,412)	—
—	—	482	—	(482)	—		Guess ?, Inc.	—	—	17,858	—	(17,858)	—
—	—	975	—	(975)	—	@	Gymboree Corp.	—	—	38,922	—	(38,922)	—
—	—	25,413	—	(25,413)	—		Home Depot, Inc.	—	—	695,300	—	(695,300)	—
—	—	1,550	—	(1,550)	—	@	HOT Topic, Inc.	—	—	8,897	—	(8,897)	—
—	—	700	—	(700)	—	@	HSN, Inc.	—	—	12,544	—	(12,544)	—
—	—	995	—	(995)	—	@	Jo-Ann Stores, Inc.	—	—	33,193	—	(33,193)	—
—	—	819	—	(819)	—	@	JoS. A Bank Clothiers, Inc.	—	—	33,423	—	(33,423)	—
—	—	2,600	—	(2,600)	—	@	Kohl’s Corp.	—	—	138,164	—	(138,164)	—
—	—	15,100	—	(15,100)	—		Limited Brands, Inc.	—	—	250,509	—	(250,509)	—
—	—	2,054	—	(2,054)	—	@	Lithia Motors, Inc.	—	—	14,912	—	(14,912)	—
—	—	1,500	—	(1,500)	—	@	MarineMax, Inc.	—	—	10,500	—	(10,500)	—
—	—	138	—	(138)	—		Men’s Wearhouse, Inc.	—	—	2,815	—	(2,815)	—
—	—	549	—	(549)	—		MSC Industrial Direct Co.	—	—	25,199	—	(25,199)	—
—	—	537	—	(537)	—	@	OfficeMax, Inc.	—	—	5,681	—	(5,681)	—
—	—	1,500	—	(1,500)	—	@	Papa John’s International, Inc.	—	—	33,180	—	(33,180)	—
—	—	1,474	—	(1,474)	—		PetMed Express, Inc.	—	—	24,203	—	(24,203)	—
—	—	3,448	—	(3,448)	—		Petsmart, Inc.	—	—	88,752	—	(88,752)	—
—	—	1,298	—	(1,298)	—	@, L	PF Chang’s China Bistro, Inc.	—	—	42,341	—	(42,341)	—
—	—	1,128	—	(1,128)	—		Phillips-Van Heusen	—	—	45,120	—	(45,120)	—
—	—	1,000	—	(1,000)	—		Regis Corp.	—	—	15,660	—	(15,660)	—
—	—	2,900	—	(2,900)	—		Ross Stores, Inc.	—	—	127,542	—	(127,542)	—
—	—	2,390	—	(2,390)	—	@	Ruby Tuesday, Inc.	—	—	15,129	—	(15,129)	—
—	—	1,692	—	(1,692)	—	@	Sonic Automotive, Inc.	—	—	14,974	—	(14,974)	—
—	—	2,177	—	(2,177)	—		Stage Stores, Inc.	—	—	26,320	—	(26,320)	—
—	—	12,801	—	(12,801)	—		Staples, Inc.	—	—	298,519	—	(298,519)	—
—	—	1,233	—	(1,233)	—	@	Steak N Shake Co.	—	—	14,155	—	(14,155)	—
—	—	1,004	—	(1,004)	—	@	Stein Mart, Inc.	—	—	10,311	—	(10,311)	—
—	—	11,971	—	(11,971)	—		Target Corp.	—	—	557,370	—	(557,370)	—
—	—	1,821	—	(1,821)	—	@	Texas Roadhouse, Inc.	—	—	18,720	—	(18,720)	—
—	—	1,260	—	(1,260)	—	@	Tractor Supply Co.	—	—	58,829	—	(58,829)	—
—	—	407	—	(407)	—	@	Urban Outfitters, Inc.	—	—	12,877	—	(12,877)	—
—	—	1,926	—	(1,926)	—		Wal-Mart Stores, Inc.	—	—	105,063	—	(105,063)	—
—	—	1,026	—	(1,026)	—		Williams-Sonoma, Inc.	—	—	20,848	—	(20,848)	—
—	—	1,010	—	(1,010)	—		World Fuel Services Corp.	—	—	53,712	—	(53,712)	—
								—	—	4,659,749	—	(4,659,749)	—

							Savings & Loans: 0.0%
—	—	1,700	—	(1,700)	—		Brookline Bancorp., Inc.	—	—	16,167	—	(16,167)	—
—	—	2,588	—	(2,588)	—		Dime Community Bancshares	—	—	29,089	—	(29,089)	—
—	—	25,428	—	(25,428)	—		Hudson City Bancorp., Inc.	—	—	337,938	—	(337,938)	—
—	—	10,200	—	(10,200)	—		New York Community Bancorp., Inc.	—	—	119,238	—	(119,238)	—
—	—	6,200	—	(6,200)	—		NewAlliance Bancshares, Inc.	—	—	73,036	—	(73,036)	—
								—	—	575,468	—	(575,468)	—
							Semiconductors: 0.0%
—	—	3,700	—	(3,700)	—	@	Broadcom Corp.	—	—	108,040	—	(108,040)	—
—	—	585	—	(585)	—	@	Cabot Microelectronics Corp.	—	—	17,895	—	(17,895)	—
—	—	900	—	(900)	—	@	Cree, Inc.	—	—	43,047	—	(43,047)	—
—	—	4,533	—	(4,533)	—	@	Cypress Semiconductor Corp.	—	—	43,381	—	(43,381)	—
—	—	610	—	(610)	—	@	Diodes, Inc.	—	—	10,699	—	(10,699)	—
—	—	1,169	—	(1,169)	—	@	DSP Group, Inc.	—	—	7,353	—	(7,353)	—
—	—	2	—	(2)	—	@	Hittite Microwave Corp.	—	—	75	—	(75)	—
—	—	6,850	—	(6,850)	—	@	Integrated Device Technology, Inc.	—	—	38,771	—	(38,771)	—
—	—	15,910	—	(15,910)	—		Intel Corp.	—	—	305,472	—	(305,472)	—
—	—	6,427	—	(6,427)	—	@	Kopin Corp.	—	—	27,700	—	(27,700)	—
—	—	160	—	(160)	—	@	Lam Research Corp.	—	—	5,438	—	(5,438)	—
—	—	719	—	(719)	—		Micrel, Inc.	—	—	5,141	—	(5,141)	—
—	—	3,200	—	(3,200)	—	@	Micron Technology, Inc.	—	—	24,064	—	(24,064)	—
—	—	2,285	—	(2,285)	—	@	Microsemi Corp.	—	—	34,801	—	(34,801)	—
—	—	159	—	(159)	—	@	Rudolph Technologies, Inc.	—	—	1,034	—	(1,034)	—
—	—	3,205	—	(3,205)	—	@	Semtech Corp.	—	—	51,344	—	(51,344)	—
—	—	1,682	—	(1,682)	—	@, L	Sigma Designs, Inc.	—	—	19,646	—	(19,646)	—
—	—	5,400	—	(5,400)	—	@	Skyworks Solutions, Inc.	—	—	66,474	—	(66,474)	—
—	—	27,900	—	(27,900)	—		Texas Instruments, Inc.	—	—	705,591	—	(705,591)	—
—	—	675	—	(675)	—	@	Varian Semiconductor Equipment Associates, Inc.	—	—	19,663	—	(19,663)	—
—	—	669	—	(669)	—	@	Veeco Instruments, Inc.	—	—	18,270	—	(18,270)	—
—	—	13,600	—	(13,600)	—		Xilinx, Inc.	—	—	307,904	—	(307,904)	—
								—	—	1,861,803	—	(1,861,803)	—
							Software: 0.0%
—	—	1,236	—	(1,236)	—	@	ACI Worldwide, Inc.	—	—	20,369	—	(20,369)	—
—	—	2,387	—	(2,387)	—		Acxiom Corp.	—	—	27,546	—	(27,546)	—
—	—	225	—	(225)	—	@, L	Advent Software, Inc.	—	—	8,532	—	(8,532)	—
—	—	1,000	—	(1,000)	—	@	Ansys, Inc.	—	—	38,940	—	(38,940)	—
—	—	186	—	(186)	—		Blackbaud, Inc.	—	—	4,140	—	(4,140)	—
—	—	3,132	—	(3,132)	—		Broadridge Financial Solutions ADR	—	—	68,841	—	(68,841)	—
—	—	20,186	—	(20,186)	—		CA, Inc.	—	—	446,111	—	(446,111)	—
—	—	162	—	(162)	—	@	Cerner Corp.	—	—	12,197	—	(12,197)	—
—	—	175	—	(175)	—	@	Commvault Systems, Inc.	—	—	3,640	—	(3,640)	—
—	—	11,400	—	(11,400)	—	@	Compuware Corp.	—	—	79,116	—	(79,116)	—
—	—	358	—	(358)	—	@	Concur Technologies, Inc.	—	—	13,267	—	(13,267)	—
—	—	1,551	—	(1,551)	—	@	CSG Systems International	—	—	30,027	—	(30,027)	—
—	—	700	—	(700)	—	@	Digi International, Inc.	—	—	5,523	—	(5,523)	—
—	—	213	—	(213)	—	@	Eclipsys Corp.	—	—	3,906	—	(3,906)	—
—	—	436	—	(436)	—	@	Epicor Software Corp.	—	—	3,270	—	(3,270)	—
—	—	2,300	—	(2,300)	—		Fair Isaac Corp.	—	—	41,975	—	(41,975)	—
—	—	8,072	—	(8,072)	—		Fidelity National Information Services, Inc.	—	—	182,427	—	(182,427)	—
—	—	2,400	—	(2,400)	—		IMS Health, Inc.	—	—	51,264	—	(51,264)	—
—	—	54,450	—	(54,450)	—		Microsoft Corp.	—	—	1,601,375	—	(1,601,375)	—
—	—	900	—	(900)	—	@	MSCI, Inc. - Class A	—	—	27,423	—	(27,423)	—
—	—	6,300	—	(6,300)	—	@	Novell, Inc.	—	—	24,633	—	(24,633)	—
—	—	45,783	—	(45,783)	—		Oracle Corp.	—	—	1,010,889	—	(1,010,889)	—
—	—	100	—	(100)	—		Quality Systems, Inc.	—	—	5,949	—	(5,949)	—
—	—	3,000	—	(3,000)	—	@	Quest Software, Inc.	—	—	50,490	—	(50,490)	—
—	—	790	—	(790)	—	@	Smith Micro Software, Inc.	—	—	5,001	—	(5,001)	—
—	—	450	—	(450)	—	@	Sybase, Inc.	—	—	18,108	—	(18,108)	—
—	—	1,150	—	(1,150)	—	@	SYNNEX Corp.	—	—	32,557	—	(32,557)	—
								—	—	3,817,516	—	(3,817,516)	—
							Telecommunications: 0.0%
—	—	9,479	—	(9,479)	—	@	3Com Corp.	—	—	69,860	—	(69,860)	—
—	—	1,277	—	(1,277)	—	@	Anixter International, Inc.	—	—	55,192	—	(55,192)	—
—	—	335	—	(335)	—		Applied Signal Technology, Inc.	—	—	6,623	—	(6,623)	—
—	—	4,369	—	(4,369)	—	@	Arris Group, Inc.	—	—	43,646	—	(43,646)	—
—	—	56,835	—	(56,835)	—		AT&T, Inc.	—	—	1,531,117	—	(1,531,117)	—
—	—	850	—	(850)	—		Black Box Corp.	—	—	23,962	—	(23,962)	—
—	—	5,623	—	(5,623)	—	@	Cincinnati Bell, Inc.	—	—	16,757	—	(16,757)	—
—	—	46,688	—	(46,688)	—	@	Cisco Systems, Inc.	—	—	1,092,499	—	(1,092,499)	—
—	—	1,789	—	(1,789)	—	@	CommScope, Inc.	—	—	44,958	—	(44,958)	—
—	—	731	—	(731)	—	@	Comtech Telecommunications	—	—	21,009	—	(21,009)	—
—	—	1,400	—	(1,400)	—	@	EMS Technologies, Inc.	—	—	18,032	—	(18,032)	—
—	—	411	—	(411)	—	@	General Communication, Inc.	—	—	2,482	—	(2,482)	—
—	—	1,988	—	(1,988)	—	@	Harmonic, Inc.	—	—	10,059	—	(10,059)	—
—	—	1,800	—	(1,800)	—		Harris Corp.	—	—	79,020	—	(79,020)	—
—	—	1,714	—	(1,714)	—	@	Netgear, Inc.	—	—	34,023	—	(34,023)	—
—	—	1,350	—	(1,350)	—	@	NeuStar, Inc.	—	—	31,590	—	(31,590)	—
—	—	1,370	—	(1,370)	—	@	Neutral Tandem, Inc.	—	—	31,606	—	(31,606)	—
—	—	1,345	—	(1,345)	—	@	Novatel Wireless, Inc.	—	—	11,271	—	(11,271)	—
—	—	888	—	(888)	—		Plantronics, Inc.	—	—	20,557	—	(20,557)	—
—	—	900	—	(900)	—	@	Polycom, Inc.	—	—	19,404	—	(19,404)	—
—	—	11,830	—	(11,830)	—		Qualcomm, Inc.	—	—	532,350	—	(532,350)	—

—	—	18,600	—	(18,600)	—		Qwest Communications International, Inc.	—	—	67,890	—	(67,890)	—
—	—	4,300	—	(4,300)	—	@	RF Micro Devices, Inc.	—	—	18,576	—	(18,576)	—
—	—	7,900	—	(7,900)	—	@	Sprint Nextel Corp.	—	—	29,309	—	(29,309)	—
—	—	2,104	—	(2,104)	—	@	Symmetricom, Inc.	—	—	9,237	—	(9,237)	—
—	—	801	—	(801)	—	@	Tekelec	—	—	11,390	—	(11,390)	—
—	—	2,279	—	(2,279)	—	@	USA Mobility, Inc.	—	—	22,744	—	(22,744)	—
—	—	11,448	—	(11,448)	—		Verizon Communications, Inc.	—	—	360,154	—	(360,154)	—
								—	—	4,215,317	—	(4,215,317)	—
							Textiles: 0.0%
—	—	735	—	(735)	—		G&K Services, Inc.	—	—	16,244	—	(16,244)	—
—	—	761	—	(761)	—		Unifirst Corp.	—	—	33,446	—	(33,446)	—
								—	—	49,690	—	(49,690)	—
							Toys/Games/Hobbies: 0.0%
—	—	650	—	(650)	—	@	Marvel Entertainment, Inc.	—	—	33,833	—	(33,833)	—
								—	—	33,833	—	(33,833)	—
							Transportation: 0.0%
—	—	595	—	(595)	—	@	Bristow Group, Inc.	—	—	20,420	—	(20,420)	—
—	—	1,600	—	(1,600)	—		CSX Corp.	—	—	75,968	—	(75,968)	—
—	—	1,456	—	(1,456)	—		Landstar System, Inc.	—	—	54,338	—	(54,338)	—
—	—	1,655	—	(1,655)	—		Overseas Shipholding Group	—	—	63,403	—	(63,403)	—
—	—	2,700	—	(2,700)	—		Ryder System, Inc.	—	—	109,458	—	(109,458)	—
—	—	1,412	—	(1,412)	—		Tidewater, Inc.	—	—	63,469	—	(63,469)	—
—	—	1,400	—	(1,400)	—		United Parcel Service, Inc. - Class B	—	—	80,458	—	(80,458)	—
								—	—	467,514	—	(467,514)	—
							Total Common Stock ( Cost $ 0 )	—	—	74,442,403	—	(74,442,403)	—

REAL ESTATE INVESTMENT TRUSTS: 0.0%
							Apartments: 0.0%
—	—	761	—	(761)	—		BRE Properties, Inc.	—	—	23,842	—	(23,842)	—
—	—	805	—	(805)	—		Camden Property Trust	—	—	31,194	—	(31,194)	—
—	—	1,419	—	(1,419)	—		Equity Residential	—	—	45,706	—	(45,706)	—
—	—	300	—	(300)	—		Essex Property Trust, Inc.	—	—	23,925	—	(23,925)	—
—	—	876	—	(876)	—		Home Properties, Inc.	—	—	39,359	—	(39,359)	—
—	—	1,195	—	(1,195)	—		Mid-America Apartment Communities, Inc.	—	—	55,579	—	(55,579)	—
—	—	3,000	—	(3,000)	—		UDR, Inc.	—	—	44,910	—	(44,910)	—
								—	—	264,515	—	(264,515)	—
							Diversified: 0.0%
—	—	2,161	—	(2,161)	—		Cousins Properties, Inc.	—	—	15,559	—	(15,559)	—
—	—	2,409	—	(2,409)	—		Duke Realty Corp.	—	—	27,005	—	(27,005)	—
—	—	146	—	(146)	—		Entertainment Properties Trust	—	—	4,612	—	(4,612)	—
—	—	1,900	—	(1,900)	—		Liberty Property Trust	—	—	56,316	—	(56,316)	—
—	—	841	—	(841)	—		Potlatch Corp.	—	—	24,759	—	(24,759)	—
								—	—	128,251	—	(128,251)	—
							Forest Products & Paper: 0.0%
—	—	1,418	—	(1,418)	—		Rayonier, Inc.	—	—	56,351	—	(56,351)	—
								—	—	56,351	—	(56,351)	—
							Health Care: 0.0%
—	—	2,400	—	(2,400)	—		HCP, Inc.	—	—	75,120	—	(75,120)	—
—	—	2,279	—	(2,279)	—		Healthcare Realty Trust, Inc.	—	—	50,343	—	(50,343)	—
—	—	1,265	—	(1,265)	—		LTC Properties, Inc.	—	—	32,523	—	(32,523)	—
—	—	1,500	—	(1,500)	—		Nationwide Health Properties, Inc.	—	—	51,015	—	(51,015)	—
—	—	3,729	—	(3,729)	—		Senior Housing Properties Trust	—	—	77,451	—	(77,451)	—
								—	—	286,452	—	(286,452)	—
							Hotels: 0.0%
—	—	1,100	—	(1,100)	—		Hospitality Properties Trust	—	—	21,351	—	(21,351)	—
—	—	371	—	(371)	—		LaSalle Hotel Properties	—	—	6,912	—	(6,912)	—
								—	—	28,263	—	(28,263)	—
							Office Property: 0.0%
—	—	854	—	(854)	—		Alexandria Real Estate Equities, Inc.	—	—	48,140	—	(48,140)	—
—	—	661	—	(661)	—		BioMed Realty Trust, Inc.	—	—	9,049	—	(9,049)	—
—	—	800	—	(800)	—		Corporate Office Properties Trust SBI MD	—	—	27,352	—	(27,352)	—
—	—	926	—	(926)	—		Franklin Street Properties Corp.	—	—	10,455	—	(10,455)	—
—	—	725	—	(725)	—		Highwoods Properties, Inc.	—	—	22,192	—	(22,192)	—
—	—	103	—	(103)	—		Kilroy Realty Corp.	—	—	3,103	—	(3,103)	—
—	—	1,050	—	(1,050)	—		Mack-Cali Realty Corp.	—	—	32,225	—	(32,225)	—
—	—	366	—	(366)	—		Parkway Properties, Inc.	—	—	6,833	—	(6,833)	—
—	—	800	—	(800)	—		SL Green Realty Corp.	—	—	35,536	—	(35,536)	—
								—	—	194,885	—	(194,885)	—
							Regional Malls: 0.0%
—	—	1,093	—	(1,093)	—		Macerich Co.	—	—	32,528	—	(32,528)	—
—	—	768	—	(768)	—		Pennsylvania Real Estate Investment Trust	—	—	5,676	—	(5,676)	—
—	—	5,122	—	(5,122)	—		Simon Property Group, Inc.	—	—	372,165	—	(372,165)	—
								—	—	410,369	—	(410,369)	—
							Shopping Centers: 0.0%
—	—	1,400	—	(1,400)	—		Acadia Realty Trust	—	—	22,778	—	(22,778)	—
—	—	1,900	—	(1,900)	—		Cedar Shopping Centers, Inc.	—	—	11,476	—	(11,476)	—
—	—	806	—	(806)	—		Equity One, Inc.	—	—	13,017	—	(13,017)	—
—	—	850	—	(850)	—		Federal Realty Investment Trust	—	—	54,671	—	(54,671)	—
—	—	800	—	(800)	—		Regency Centers Corp.	—	—	26,776	—	(26,776)	—
—	—	229	—	(229)	—		Tanger Factory Outlet Centers, Inc.	—	—	8,988	—	(8,988)	—
—	—	1,181	—	(1,181)	—		Urstadt Biddle Properties, Inc.	—	—	16,203	—	(16,203)	—
—	—	2,134	—	(2,134)	—		Weingarten Realty Investors	—	—	41,421	—	(41,421)	—
								—	—	195,330	—	(195,330)	—

							Single Tenant: 0.0%
—	—	947	—	(947)	—		National Retail Properties, Inc.	—	—	18,978	—	(18,978)	—
—	—	1,900	—	(1,900)	—	L	Realty Income Corp.	—	—	48,051	—	(48,051)	—
								—	—	67,029	—	(67,029)	—
							Storage: 0.0%
—	—	3,877	—	(3,877)	—		Extra Space Storage, Inc.	—	—	42,608	—	(42,608)	—
—	—	950	—	(950)	—		Public Storage, Inc.	—	—	75,601	—	(75,601)	—
								—	—	118,209	—	(118,209)	—
							Warehouse/Industrial: 0.0%
—	—	2,163	—	(2,163)	—		AMB Property Corp.	—	—	50,939	—	(50,939)	—
—	—	1,171	—	(1,171)	—		EastGroup Properties, Inc.	—	—	44,404	—	(44,404)	—
—	—	2,500	—	(2,500)	—		Prologis	—	—	32,700	—	(32,700)	—
								—	—	128,043	—	(128,043)	—
							Total Real Estate Investment Trusts ( Cost $ 0 )	—	—	1,877,697	—	(1,877,697)	—

EXCHANGE—TRADED FUNDS: 0.0%
							Exchange-Traded Funds: 0.0%
—	—	1,900	—	(1,900)	—	L	iShares S&P SmallCap 600 Index Fund	—	—	96,349	—	(96,349)	—
—	—	3,200	—	(3,200)	—	L	Midcap SPDR Trust Series 1	—	—	398,816	—	(398,816)	—
							Total Exchange-Traded Funds ( Cost $ 0 )	—	—	495,165	—	(495,165)	—

PREFERRED STOCK: 0.0%
							Diversified Financial Services: 0.0%
—	—	204	—	(204)	—	#, P	Zurich RegCaPS Funding Trust	—	—	140,824	—	(140,824)	—
—	—		—				Total Preferred Stock ( Cost $ 0 )	—	—	140,824	—	(140,824)	—

Notional	Notional	Notional	Notional	Notional	Notional
Amount	Amount	Amount	Amount	Amount	Amount			Value	Value	Value	Value	Value	Value

POSITIONS IN PURCHASED OPTIONS: 0.0%
							Credit Default Swaptions: 0.0%
—	—	4,000,000	—	(4,000,000)	$—		Credit Default Swaption - Morgan Stanley Capital Services, Inc.
							CDX.NA.IG.13 Index - Fund Receives Floating Strike @ 1.150%-Exp 12/21/09	$—	$—	$6,129	$—	$(6,129)	$—
—	—	4,000,000	—	(4,000,000)	—		Credit Default Swaption - Morgan Stanley Capital Services, Inc.
							CDX.NA.IG.13 Index - Fund Receives Floating Strike @ 1.150%-Exp 12/21/09	—	—	6,129	—	(6,129)	—
—	—	4,000,000	—	(4,000,000)	—		Credit Default Swaption - Morgan Stanley Capital Services, Inc.
							CDX.NA.IG.13 Index - Fund Receives Floating Strike @ 1.150%-Exp 12/21/09	—	—	6,129	—	(6,129)	—
							Total Positions in Purchased Options ( Cost $ 0 )	—	—	18,387	—	(18,387)	—

Principal Amount	Principal Amount	Principal Amount	Principal Amount	Principal Amount	Principal Amount			—	—	Value	—	Value	—

CORPORATE BONDS/NOTES: 0.0%
							Advertising: 0.0%
—	—	45,000	—	(45,000)	—		Interpublic Group of Cos, Inc., 10.000%, due 07/15/17	$—	$—	$49,500	$—	$(49,500)	$—
								—	—	49,500	—	(49,500)	—
							Agriculture: 0.0%
—	—	147,000	—	(147,000)	—		Altria Group, Inc., 9.700%, due 11/10/18	—	—	182,170	—	(182,170)	—
—	—	12,000	—	(12,000)	—		Philip Morris International, Inc., 5.650%, due 05/16/18	—	—	13,071	—	(13,071)	—
								—	—	195,241	—	(195,241)	—
							Banks: 0.0%
—	—	110,000	—	(110,000)	—		American Express Bank FSB, 5.500%, due 04/16/13	—	—	118,115	—	(118,115)	—
—	—	100,000	—	(100,000)	—		Bank of America Corp., 5.420%, due 03/15/17	—	—	97,576	—	(97,576)	—
—	—	100,000	—	(100,000)	—		Bank of America Corp., 8.000%, due 12/29/49	—	—	87,223	—	(87,223)	—
—	—	30,000	—	(30,000)	—	@@	Bank of Ireland, 0.563%, due 12/29/49	—	—	10,500	—	(10,500)	—
—	—	200,000	—	(200,000)	—	@@, #	Barclays Bank PLC, 6.050%, due 12/04/17	—	—	208,548	—	(208,548)	—
—	—	129,000	—	(129,000)	—	@@, #	Barclays Bank PLC, 7.375%, due 06/29/49	—	—	119,325	—	(119,325)	—
—	—	35,000	—	(35,000)	—		Capital One Financial Corp., 7.375%, due 05/23/14	—	—	40,184	—	(40,184)	—
—	—	207,000	—	(207,000)	—		Citigroup, Inc., 5.000%, due 09/15/14	—	—	201,387	—	(201,387)	—
—	—	49,000	—	(49,000)	—		Citigroup, Inc., 6.375%, due 08/12/14	—	—	51,595	—	(51,595)	—
—	—	182,000	—	(182,000)	—		Citigroup, Inc., 8.500%, due 05/22/19	—	—	205,889	—	(205,889)	—
—	—	234,000	—	(234,000)	—	@@	Deutsche Bank AG, 13.150%, due 01/25/12	—	—	240,592	—	(240,592)	—
—	—	77,000	—	(77,000)	—	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	—	—	57,461	—	(57,461)	—
—	—	217,000	—	(217,000)	—		Fifth Third Bancorp., 8.250%, due 03/01/38	—	—	208,608	—	(208,608)	—
—	—	250,000	—	(250,000)	—		First Tennessee Bank NA, 5.650%, due 04/01/16	—	—	223,225	—	(223,225)	—
—	—	72,000	—	(72,000)	—		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	—	—	77,710	—	(77,710)	—
—	—	67,000	—	(67,000)	—		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	—	—	72,934	—	(72,934)	—
—	—	78,000	—	(78,000)	—		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	—	—	84,766	—	(84,766)	—
—	—	137,000	—	(137,000)	—		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	—	—	149,557	—	(149,557)	—
—	—	110,000	—	(110,000)	—	@@	HSBC Bank PLC, 1.288%, due 06/29/49	—	—	68,200	—	(68,200)	—
—	—	128,000	—	(128,000)	—	@@, #	HSBC Capital Funding L.P./Jersey Channel Islands, 9.547%, due 12/29/49	—	—	129,280	—	(129,280)	—
—	—	250,000	—	(250,000)	—		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	—	—	264,877	—	(264,877)	—
—	—	166,000	—	(166,000)	—		Morgan Stanley, 4.750%, due 04/01/14	—	—	169,075	—	(169,075)	—
—	—	134,000	—	(134,000)	—		Morgan Stanley, 7.300%, due 05/13/19	—	—	151,310	—	(151,310)	—
—	—	212,000	—	(212,000)	—		National City Preferred Capital Trust I, 12.000%, due 12/29/49	—	—	243,033	—	(243,033)	—

—	—	179,000	—	(179,000)	—	@@, #	Rabobank, 11.000%, due 12/29/49	—	—	221,940	—	(221,940)	—
—	—	250,000	—	(250,000)	—		Wachovia Bank NA, 6.000%, due 11/15/17	—	—	267,034	—	(267,034)	—
—	—	136,000	—	(136,000)	—		Wachovia Bank NA, 6.600%, due 01/15/38	—	—	145,508	—	(145,508)	—
—	—	20,000	—	(20,000)	—		Wachovia Corp., 5.250%, due 08/01/14	—	—	21,062	—	(21,062)	—
—	—	92,000	—	(92,000)	—		Wells Fargo Capital XIII, 7.700%, due 12/29/49	—	—	84,180	—	(84,180)	—
								—	—	4,020,694	—	(4,020,694)	—
							Beverages: 0.0%
—	—	125,000	—	(125,000)	—	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	—	—	135,654	—	(135,654)	—
—	—	122,000	—	(122,000)	—	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	—	—	146,562	—	(146,562)	—
—	—	83,000	—	(83,000)	—		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	—	—	96,262	—	(96,262)	—
								—	—	378,478	—	(378,478)	—
							Chemicals: 0.0%
—	—	60,000	—	(60,000)	—	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	—	—	67,039	—	(67,039)	—
—	—	56,000	—	(56,000)	—	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	—	—	67,421	—	(67,421)	—
—	—	91,000	—	(91,000)	—		Dow Chemical Co., 7.600%, due 05/15/14	—	—	103,417	—	(103,417)	—
—	—	45,000	—	(45,000)	—	@@, #	Nova Chemicals Corp., 8.375%, due 11/01/16	—	—	45,788	—	(45,788)	—
—	—	15,000	—	(15,000)	—	@@, #	Nova Chemicals Corp., 8.625%, due 11/01/19	—	—	15,225	—	(15,225)	—
								—	—	298,890	—	(298,890)	—
							Coal: 0.0%
—	—	125,000	—	(125,000)	—	#	Arch Coal, Inc., 8.750%, due 08/01/16	—	—	129,375	—	(129,375)	—
								—	—	129,375	—	(129,375)	—
							Commercial Services: 0.0%
—	—	110,000	—	(110,000)	—		RR Donnelley & Sons Co., 8.600%, due 08/15/16	—	—	119,859	—	(119,859)	—
—	—	100,000	—	(100,000)	—	&, #	ServiceMaster Co, 10.750%, due 07/15/15	—	—	101,500	—	(101,500)	—
								—	—	221,359	—	(221,359)	—
							Computers: 0.0%
—	—	95,000	—	(95,000)	—	@@	Seagate Technology, Inc., 6.800%, due 10/01/16	—	—	91,913	—	(91,913)	—
								—	—	91,913	—	(91,913)	—
							Diversified Financial Services: 0.0%
—	—	103,000	—	(103,000)	—	@@, #	Aiful Corp., 4.450%, due 02/16/10	—	—	80,340	—	(80,340)	—
—	—	48,000	—	(48,000)	—		American Express Credit Corp., 5.125%, due 08/25/14	—	—	51,164	—	(51,164)	—
—	—	75,000	—	(75,000)	—		American Express Credit Corp., 7.300%, due 08/20/13	—	—	85,264	—	(85,264)	—
—	—	207,000	—	(207,000)	—	#	Cantor Fitzgerald L.P., 7.875%, due 10/15/19	—	—	211,693	—	(211,693)	—
—	—	250,000	—	(250,000)	—		Capital One Bank USA NA, 8.800%, due 07/15/19	—	—	296,573	—	(296,573)	—
—	—	87,000	—	(87,000)	—		Capital One Capital V, 10.250%, due 08/15/39	—	—	95,939	—	(95,939)	—
—	—	54,000	—	(54,000)	—	#	Corestates Capital Trust I, 8.000%, due 12/15/26	—	—	53,626	—	(53,626)	—
—	—	132,000	—	(132,000)	—	@@	Credit Suisse/Guernsey, 5.860%, due 12/31/49	—	—	110,550	—	(110,550)	—
—	—	120,000	—	(120,000)	—		FIA Card Services NA, 6.625%, due 06/15/12	—	—	130,210	—	(130,210)	—
—	—	96,000	—	(96,000)	—		Fund American Cos., Inc., 5.875%, due 05/15/13	—	—	95,683	—	(95,683)	—
—	—	77,000	—	(77,000)	—		General Electric Capital Corp., 3.750%, due 11/14/14	—	—	77,399	—	(77,399)	—
—	—	168,000	—	(168,000)	—		General Electric Capital Corp., 5.875%, due 01/14/38	—	—	156,447	—	(156,447)	—
—	—	18,000	—	(18,000)	—		General Electric Capital Corp., 6.000%, due 08/07/19	—	—	18,995	—	(18,995)	—
—	—	128,000	—	(128,000)	—		General Electric Capital Corp., 6.875%, due 01/10/39	—	—	134,658	—	(134,658)	—
—	—	49,000	—	(49,000)	—	@@, #	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	—	—	50,200	—	(50,200)	—
—	—	67,000	—	(67,000)	—	@@, #	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	—	—	69,107	—	(69,107)	—
—	—	131,000	—	(131,000)	—	@@, #	Lukoil International Finance BV, 6.375%, due 11/05/14	—	—	132,965	—	(132,965)	—
—	—	35,000	—	(35,000)	—		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	—	—	37,602	—	(37,602)	—
—	—	42,000	—	(42,000)	—		National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	—	—	56,887	—	(56,887)	—
—	—	200,000	—	(200,000)	—	#, ±	Twin Reefs Pass-through Trust, 1.386%, due 12/10/49	—	—	20	—	(20)	—
								—	—	1,945,322	—	(1,945,322)	—
							Electric: 0.0%
—	—	102,000	—	(102,000)	—	@@, #	Abu Dhabi National Energy Co., 4.750%, due 09/15/14	—	—	99,792	—	(99,792)	—
—	—	45,000	—	(45,000)	—		AES Corp., 8.000%, due 10/15/17	—	—	45,113	—	(45,113)	—
—	—	75,000	—	(75,000)	—	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	—	—	74,571	—	(74,571)	—
—	—	35,000	—	(35,000)	—	#	Allegheny Energy Supply Co. LLC, 6.750%, due 10/15/39	—	—	33,800	—	(33,800)	—
—	—	59,000	—	(59,000)	—		Ameren Corp., 8.875%, due 05/15/14	—	—	66,810	—	(66,810)	—
—	—	18,000	—	(18,000)	—		Ameren Energy Generating Co., 6.300%, due 04/01/20	—	—	18,098	—	(18,098)	—
—	—	308,000	—	(308,000)	—		Commonwealth Edison Co., 6.950%, due 07/15/18	—	—	346,714	—	(346,714)	—
—	—	90,000	—	(90,000)	—		DTE Energy Co., 7.050%, due 06/01/11	—	—	95,981	—	(95,981)	—
—	—	23,000	—	(23,000)	—		Duke Energy Corp., 3.950%, due 09/15/14	—	—	23,778	—	(23,778)	—
—	—	90,000	—	(90,000)	—		Duke Energy Corp., 6.300%, due 02/01/14	—	—	100,483	—	(100,483)	—
—	—	53,000	—	(53,000)	—		Entergy Texas, Inc., 7.125%, due 02/01/19	—	—	60,648	—	(60,648)	—
—	—	35,000	—	(35,000)	—	#	FirstEnergy Solutions Corp., 4.800%, due 02/15/15	—	—	36,416	—	(36,416)	—
—	—	49,000	—	(49,000)	—		Indiana Michigan Power, 7.000%, due 03/15/19	—	—	56,494	—	(56,494)	—
—	—	34,000	—	(34,000)	—		Jersey Central Power and Light, 7.350%, due 02/01/19	—	—	40,152	—	(40,152)	—
—	—	44,881	—	(44,881)	—	#	Juniper Generation, LLC, 6.790%, due 12/31/14	—	—	42,514	—	(42,514)	—
—	—	99,000	—	(99,000)	—		Metropolitan Edison, 7.700%, due 01/15/19	—	—	118,163	—	(118,163)	—
—	—	317,000	—	(317,000)	—		NorthWestern Corp., 5.875%, due 11/01/14	—	—	338,431	—	(338,431)	—
—	—	95,000	—	(95,000)	—		Oncor Electric Delivery Co., 6.800%, due 09/01/18	—	—	108,386	—	(108,386)	—
—	—	129,000	—	(129,000)	—		Oncor Electric Delivery Co., 7.500%, due 09/01/38	—	—	158,956	—	(158,956)	—
—	—	9,000	—	(9,000)	—		Progress Energy, Inc., 4.875%, due 12/01/19	—	—	9,106	—	(9,106)	—
—	—	52,000	—	(52,000)	—		Progress Energy, Inc., 6.050%, due 03/15/14	—	—	57,707	—	(57,707)	—
—	—	41,000	—	(41,000)	—		Progress Energy, Inc., 7.050%, due 03/15/19	—	—	47,754	—	(47,754)	—
—	—	112,000	—	(112,000)	—		Sierra Pacific Power Co., 6.250%, due 04/15/12	—	—	119,515	—	(119,515)	—
—	—	100,000	—	(100,000)	—		Southwestern Electric Power, 5.550%, due 01/15/17	—	—	104,925	—	(104,925)	—
								—	—	2,204,307	—	(2,204,307)	—
							Electronics: 0.0%
—	—	65,000	—	(65,000)	—		Jabil Circuit, Inc., 7.750%, due 07/15/16	—	—	67,275	—	(67,275)	—
								—	—	67,275	—	(67,275)	—
							Energy - Alternate Sources: 0.0%
—	—	200,000	—	(200,000)	—	I, X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—	—	20	—	(20)	—
—	—	200,000	—	(200,000)	—	I, X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—	—	20	—	(20)	—
—	—	30,885	—	(30,885)	—	I, X	PEA Lima, LLC, 0.000%, due 03/20/14	—	—	3	—	(3)	—
								—	—	43	—	(43)	—

							Entertainment: 0.0%
—	—	65,000	—	(65,000)	—		AMC Entertainment, Inc., 8.750%, due 06/01/19	—	—	66,463	—	(66,463)	—
—	—	95,000	—	(95,000)	—	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	—	—	95,000	—	(95,000)	—
—	—	70,000	—	(70,000)	—	#	Warner Music Group, 9.500%, due 06/15/16	—	—	75,600	—	(75,600)	—
—	—	20,000	—	(20,000)	—	+, L	WMG Holdings Corp., 0.000%, due 12/15/14	—	—	20,075	—	(20,075)	—
								—	—	257,138	—	(257,138)	—
							Environmental Control: 0.0%
—	—	50,000	—	(50,000)	—	#	Republic Services, Inc., 5.250%, due 11/15/21	—	—	50,996	—	(50,996)	—
								—	—	50,996	—	(50,996)	—
							Food: 0.0%
—	—	145,000	—	(145,000)	—		Kraft Foods, Inc., 6.125%, due 02/01/18	—	—	155,760	—	(155,760)	—
—	—	10,000	—	(10,000)	—		Kraft Foods, Inc., 6.125%, due 08/23/18	—	—	10,783	—	(10,783)	—
—	—	31,000	—	(31,000)	—		Kraft Foods, Inc., 6.500%, due 08/11/17	—	—	34,195	—	(34,195)	—
—	—	45,000	—	(45,000)	—		Safeway, Inc., 6.250%, due 03/15/14	—	—	50,558	—	(50,558)	—
—	—	105,000	—	(105,000)	—	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	—	—	110,513	—	(110,513)	—
								—	—	361,809	—	(361,809)	—
							Forest Products & Paper: 0.0%
—	—	52,000	—	(52,000)	—		Domtar Corp., 10.750%, due 06/01/17	—	—	60,580	—	(60,580)	—
								—	—	60,580	—	(60,580)	—
							Gas: 0.0%
—	—	125,000	—	(125,000)	—		Sempra Energy, 6.500%, due 06/01/16	—	—	139,569	—	(139,569)	—
								—	—	139,569	—	(139,569)	—
							Healthcare - Products: 0.0%
—	—	95,000	—	(95,000)	—	&	Biomet, Inc., 10.375%, due 10/15/17	—	—	102,363	—	(102,363)	—
—	—	47,000	—	(47,000)	—		Zimmer Holdings, Inc., 5.750%, due 11/30/39	—	—	48,328	—	(48,328)	—
								—	—	150,691	—	(150,691)	—
							Healthcare - Services: 0.0%
—	—	50,000	—	(50,000)	—		HCA, Inc., 9.250%, due 11/15/16	—	—	53,000	—	(53,000)	—
—	—	95,000	—	(95,000)	—	&	HCA, Inc., 9.625%, due 11/15/16	—	—	101,531	—	(101,531)	—
—	—	52,000	—	(52,000)	—	#	US Oncology, Inc., 9.125%, due 08/15/17	—	—	54,470	—	(54,470)	—
								—	—	209,001	—	(209,001)	—
							Home Builders: 0.0%
—	—	44,000	—	(44,000)	—		Toll Brothers Finance Corp., 6.750%, due 11/01/19	—	—	43,226	—	(43,226)	—
								—	—	43,226	—	(43,226)	—
							Insurance: 0.0%
—	—	340,000	—	(340,000)	—	@@	Aegon NV, 3.570%, due 12/31/49	—	—	162,180	—	(162,180)	—
—	—	180,000	—	(180,000)	—		American International Group, Inc., 5.850%, due 01/16/18	—	—	136,860	—	(136,860)	—
—	—	151,000	—	(151,000)	—		Genworth Financial, Inc., 6.515%, due 05/22/18	—	—	133,718	—	(133,718)	—
—	—	72,000	—	(72,000)	—		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	—	—	74,859	—	(74,859)	—
—	—	85,000	—	(85,000)	—		Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	—	—	84,669	—	(84,669)	—
—	—	74,000	—	(74,000)	—		Lincoln National Corp., 8.750%, due 07/01/19	—	—	86,472	—	(86,472)	—
—	—	104,000	—	(104,000)	—	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	—	—	119,092	—	(119,092)	—
—	—	56,000	—	(56,000)	—		Principal Financial Group, Inc., 7.875%, due 05/15/14	—	—	63,472	—	(63,472)	—
—	—	172,000	—	(172,000)	—		Protective Life Corp., 8.450%, due 10/15/39	—	—	169,184	—	(169,184)	—
—	—	38,000	—	(38,000)	—		Prudential Financial, Inc., 4.750%, due 09/17/15	—	—	38,734	—	(38,734)	—
—	—	43,000	—	(43,000)	—		Prudential Financial, Inc., 5.700%, due 12/14/36	—	—	39,076	—	(39,076)	—
—	—	89,000	—	(89,000)	—		Prudential Financial, Inc., 6.000%, due 12/01/17	—	—	92,166	—	(92,166)	—
—	—	10,000	—	(10,000)	—		Prudential Financial, Inc., 6.625%, due 12/01/37	—	—	10,391	—	(10,391)	—
—	—	89,000	—	(89,000)	—		Prudential Financial, Inc., 7.375%, due 06/15/19	—	—	101,269	—	(101,269)	—
								—	—	1,312,142	—	(1,312,142)	—
							Investment Companies: 0.0%
—	—	45,000	—	(45,000)	—	@@, #	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	—	—	47,212	—	(47,212)	—
								—	—	47,212	—	(47,212)	—
							Iron/Steel: 0.0%
—	—	48,000	—	(48,000)	—	@@	ArcelorMittal, 7.000%, due 10/15/39	—	—	47,490	—	(47,490)	—
—	—	126,000	—	(126,000)	—	@@	ArcelorMittal, 9.850%, due 06/01/19	—	—	155,498	—	(155,498)	—
—	—	142,000	—	(142,000)	—	@@, #	CSN Islands XI Corp., 6.875%, due 09/21/19	—	—	142,000	—	(142,000)	—
								—	—	344,988	—	(344,988)	—
							Lodging: 0.0%
—	—	165,000	—	(165,000)	—	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	—	—	170,879	—	(170,879)	—
—	—	70,000	—	(70,000)	—	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	—	—	70,000	—	(70,000)	—
								—	—	240,879	—	(240,879)	—
							Machinery - Diversified: 0.0%
—	—	60,000	—	(60,000)	—	#	Case New Holland, Inc., 7.750%, due 09/01/13	—	—	60,150	—	(60,150)	—
								—	—	60,150	—	(60,150)	—
							Media: 0.0%
—	—	90,000	—	(90,000)	—	#	Cablevision Systems Corp., 8.625%, due 09/15/17	—	—	92,700	—	(92,700)	—
—	—	32,000	—	(32,000)	—		Comcast Corp., 5.900%, due 03/15/16	—	—	34,964	—	(34,964)	—
—	—	150,000	—	(150,000)	—		Comcast Corp., 6.300%, due 11/15/17	—	—	166,015	—	(166,015)	—
—	—	163,000	—	(163,000)	—	#	COX Communications, Inc., 6.250%, due 06/01/18	—	—	173,998	—	(173,998)	—
—	—	62,000	—	(62,000)	—	#	COX Communications, Inc., 6.950%, due 06/01/38	—	—	66,230	—	(66,230)	—
—	—	33,000	—	(33,000)	—		Discovery Communications, LLC, 5.625%, due 08/15/19	—	—	34,840	—	(34,840)	—
—	—	50,000	—	(50,000)	—		Echostar DBS Corp., 7.125%, due 02/01/16	—	—	49,750	—	(49,750)	—
—	—	95,000	—	(95,000)	—	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	—	—	96,900	—	(96,900)	—
—	—	80,000	—	(80,000)	—	#, L	News America, Inc., 5.650%, due 08/15/20	—	—	85,530	—	(85,530)	—
—	—	91,000	—	(91,000)	—		News America, Inc., 6.650%, due 11/15/37	—	—	96,334	—	(96,334)	—
—	—	153,000	—	(153,000)	—		News America, Inc., 6.900%, due 03/01/19	—	—	175,670	—	(175,670)	—
—	—	273,000	—	(273,000)	—		Time Warner Cable, Inc., 6.200%, due 07/01/13	—	—	303,096	—	(303,096)	—
—	—	224,000	—	(224,000)	—		Time Warner, Inc., 5.500%, due 11/15/11	—	—	239,711	—	(239,711)	—
—	—	17,000	—	(17,000)	—		Time Warner, Inc., 7.700%, due 05/01/32	—	—	19,984	—	(19,984)	—
—	—	57,000	—	(57,000)	—		Viacom, Inc., 4.250%, due 09/15/15	—	—	58,226	—	(58,226)	—
—	—	28,000	—	(28,000)	—		Viacom, Inc., 5.625%, due 09/15/19	—	—	29,951	—	(29,951)	—
								—	—	1,723,899	—	(1,723,899)	—

							Mining: 0.0%
—	—	60,000	—	(60,000)	—		Newmont Mining Corp., 5.125%, due 10/01/19	—	—	61,398	—	(61,398)	—
—	—	77,000	—	(77,000)	—		Newmont Mining Corp., 6.250%, due 10/01/39	—	—	76,490	—	(76,490)	—
—	—	56,000	—	(56,000)	—	@@	Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	—	—	67,404	—	(67,404)	—
—	—	48,000	—	(48,000)	—	@@	Vale Overseas Ltd., 5.625%, due 09/15/19	—	—	49,818	—	(49,818)	—
								—	—	255,110	—	(255,110)	—
							Miscellaneous Manufacturing: 0.0%
—	—	81,000	—	(81,000)	—		General Electric Co., 5.250%, due 12/06/17	—	—	84,388	—	(84,388)	—
—	—	135,000	—	(135,000)	—	@@	Tyco International Finance, 8.500%, due 01/15/19	—	—	167,719	—	(167,719)	—
								—	—	252,107	—	(252,107)	—
							Oil & Gas: 0.0%
—	—	49,000	—	(49,000)	—		Hess Corp., 8.125%, due 02/15/19	—	—	60,401	—	(60,401)	—
—	—	86,000	—	(86,000)	—		Marathon Oil Corp., 6.500%, due 02/15/14	—	—	96,759	—	(96,759)	—
—	—	42,000	—	(42,000)	—		Marathon Oil Corp., 7.500%, due 02/15/19	—	—	49,578	—	(49,578)	—
—	—	75,000	—	(75,000)	—		Pioneer Natural Resources Co., 7.500%, due 01/15/20	—	—	74,319	—	(74,319)	—
—	—	90,000	—	(90,000)	—		Plains Exploration & Production Co., 8.625%, due 10/15/19	—	—	90,675	—	(90,675)	—
								—	—	371,732	—	(371,732)	—
							Oil & Gas Services: 0.0%
—	—	51,000	—	(51,000)	—	@@	Weatherford International Ltd., 9.625%, due 03/01/19	—	—	63,819	—	(63,819)	—
								—	—	63,819	—	(63,819)	—
							Packaging & Containers: 0.0%
—	—	30,000	—	(30,000)	—	#	Solo Cup Co., 10.500%, due 11/01/13	—	—	31,725	—	(31,725)	—
								—	—	31,725	—	(31,725)	—
							Pharmaceuticals: 0.0%
—	—	51,000	—	(51,000)	—		Express Scripts, Inc., 6.250%, due 06/15/14	—	—	56,639	—	(56,639)	—
—	—	13,000	—	(13,000)	—		Express Scripts, Inc., 7.250%, due 06/15/19	—	—	15,332	—	(15,332)	—
—	—	47,000	—	(47,000)	—	@@	Novartis Securities Investment Ltd., 5.125%, due 02/10/19	—	—	50,931	—	(50,931)	—
								—	—	122,902	—	(122,902)	—
							Pipelines: 0.0%
—	—	88,000	—	(88,000)	—		Enbridge Energy Partners, 9.875%, due 03/01/19	—	—	112,448	—	(112,448)	—
—	—	77,000	—	(77,000)	—		Energy Transfer Partners, 9.700%, due 03/15/19	—	—	96,314	—	(96,314)	—
—	—	54,000	—	(54,000)	—		Northwest Pipeline Corp., 7.000%, due 06/15/16	—	—	62,507	—	(62,507)	—
—	—	58,000	—	(58,000)	—		Plains All American Pipeline L.P., 4.250%, due 09/01/12	—	—	60,559	—	(60,559)	—
—	—	112,000	—	(112,000)	—		Plains All American Pipeline LP, 5.750%, due 01/15/20	—	—	116,573	—	(116,573)	—
—	—	32,000	—	(32,000)	—	@@	Trans-Canada Pipelines, 7.125%, due 01/15/19	—	—	38,313	—	(38,313)	—
—	—	36,000	—	(36,000)	—	@@	Trans-Canada Pipelines, 7.625%, due 01/15/39	—	—	45,941	—	(45,941)	—
—	—	113,000	—	(113,000)	—		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	—	—	126,983	—	(126,983)	—
								—	—	659,638	—	(659,638)	—
							Real Estate: 0.0%
—	—	40,000	—	(40,000)	—		AvalonBay Communities, Inc., 5.700%, due 03/15/17	—	—	41,692	—	(41,692)	—
—	—	20,000	—	(20,000)	—	#	Felcor Lodging L.P., 10.000%, due 10/01/14	—	—	19,600	—	(19,600)	—
—	—	51,000	—	(51,000)	—		ProLogis, 7.375%, due 10/30/19	—	—	51,797	—	(51,797)	—
—	—	90,000	—	(90,000)	—		Simon Property Group, Inc., 6.750%, due 05/15/14	—	—	98,708	—	(98,708)	—
								—	—	211,797	—	(211,797)	—
							Retail: 0.0%
—	—	167,000	—	(167,000)	—		CVS Caremark Corp., 6.125%, due 09/15/39	—	—	166,299	—	(166,299)	—
—	—	46,000	—	(46,000)	—		CVS Caremark Corp., 6.600%, due 03/15/19	—	—	51,681	—	(51,681)	—
—	—	100,000	—	(100,000)	—	#	Limited Brands, 8.500%, due 06/15/19	—	—	106,000	—	(106,000)	—
—	—	40,000	—	(40,000)	—	#	QVC, Inc., 7.500%, due 10/01/19	—	—	40,200	—	(40,200)	—
—	—	95,000	—	(95,000)	—	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	—	—	101,888	—	(101,888)	—
								—	—	466,068	—	(466,068)	—
							Telecommunications: 0.0%
—	—	198,000	—	(198,000)	—		AT&T, Inc., 6.550%, due 02/15/39	—	—	214,485	—	(214,485)	—
—	—	100,000	—	(100,000)	—	@@	British Telecommunications PLC, 5.950%, due 01/15/18	—	—	103,396	—	(103,396)	—
—	—	125,000	—	(125,000)	—		Cellco Partnership / Verizon Wireless Capital LLC, 5.550%, due 02/01/14	—	—	137,886	—	(137,886)	—
—	—	82,000	—	(82,000)	—		CenturyTel, Inc., 7.600%, due 09/15/39	—	—	81,746	—	(81,746)	—
—	—	38,000	—	(38,000)	—		Cisco Systems, Inc., 4.450%, due 01/15/20	—	—	38,731	—	(38,731)	—
—	—	104,000	—	(104,000)	—		Cisco Systems, Inc., 5.500%, due 01/15/40	—	—	103,777	—	(103,777)	—
—	—	45,000	—	(45,000)	—	L	Cricket Communications, Inc., 9.375%, due 11/01/14	—	—	43,538	—	(43,538)	—
—	—	52,000	—	(52,000)	—		Cricket Communications, Inc., 10.000%, due 07/15/15	—	—	50,700	—	(50,700)	—
—	—	105,000	—	(105,000)	—		Crown Castle International Corp., 7.125%, due 11/01/19	—	—	104,213	—	(104,213)	—
—	—	123,000	—	(123,000)	—		Embarq Corp., 7.995%, due 06/01/36	—	—	129,596	—	(129,596)	—
—	—	35,000	—	(35,000)	—		Frontier Communications Corp., 8.125%, due 10/01/18	—	—	35,263	—	(35,263)	—
—	—	97,000	—	(97,000)	—	@@, #	Intelsat Subsidiary Holding Co. Ltd., 8.875%, due 01/15/15	—	—	98,455	—	(98,455)	—
—	—	45,000	—	(45,000)	—	L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	—	—	45,338	—	(45,338)	—
—	—	50,000	—	(50,000)	—		Nextel Communications, Inc., 5.950%, due 03/15/14	—	—	45,500	—	(45,500)	—
—	—	52,000	—	(52,000)	—		Qwest Communications International, Inc., 7.500%, due 02/15/14	—	—	51,740	—	(51,740)	—
—	—	50,000	—	(50,000)	—		Sprint Nextel Corp., 6.000%, due 12/01/16	—	—	43,375	—	(43,375)	—
—	—	32,000	—	(32,000)	—	@@	Telefonica Emisones SAU, 5.877%, due 07/15/19	—	—	35,208	—	(35,208)	—
—	—	95,000	—	(95,000)	—		Verizon Communications, Inc., 8.950%, due 03/01/39	—	—	130,137	—	(130,137)	—
								—	—	1,493,084	—	(1,493,084)	—
							Transportation: 0.0%
—	—	58,000	—	(58,000)	—		CSX Corp., 6.250%, due 04/01/15	—	—	65,854	—	(65,854)	—
—	—	114,000	—	(114,000)	—		CSX Corp., 7.450%, due 04/01/38	—	—	138,986	—	(138,986)	—
—	—	95,000	—	(95,000)	—		Union Pacific Corp., 5.700%, due 08/15/18	—	—	103,296	—	(103,296)	—
								—	—	308,136	—	(308,136)	—
							Total Corporate Bonds/Notes ( Cost $ 0 )	—	—	18,840,795	—	(18,840,795)	—

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
							Federal Home Loan Mortgage Corporation##: 0.0%
—	—	46,570	—	(46,570)	—		4.966%, due 04/01/35	—	—	49,034	—	(49,034)	—
—	—	398,000	—	(398,000)	—	W	5.000%, due 01/15/39	—	—	415,910	—	(415,910)	—
—	—	687,492	—	(687,492)	—	S	5.000%, due 12/15/17-04/15/23	—	—	733,954	—	(733,954)	—
—	—	795,797	—	(795,797)	—		5.000%, due 08/15/16-04/15/32	—	—	843,936	—	(843,936)	—

—	—	90,000	—	(90,000)	—	S	5.500%, due 10/15/32	—	—	92,717	—	(92,717)	—
—	—	856,561	—	(856,561)	—		5.500%, due 12/15/20-05/15/36	—	—	911,700	—	(911,700)	—
—	—	260,462	—	(260,462)	—	S	5.669%, due 05/01/37	—	—	276,737	—	(276,737)	—
—	—	1,663,377	—	(1,663,377)	—	S	6.000%, due 07/15/32-10/15/32	—	—	1,828,532	—	(1,828,532)	—
—	—	435,926	—	(435,926)	—		6.000%, due 04/01/14-01/15/29	—	—	472,967	—	(472,967)	—
—	—	59,793	—	(59,793)	—		6.500%, due 11/01/28-12/01/31	—	—	65,251	—	(65,251)	—
								—	—	5,690,738	—	(5,690,738)	—
							Federal National Mortgage Association##: 0.0%
—	—	7,462	—	(7,462)	—		0.586%, due 08/25/33	—	—	7,350	—	(7,350)	—
—	—	459,000	—	(459,000)	—	W	4.500%, due 01/25/24-01/25/39	—	—	472,940	—	(472,940)	—
—	—	795,000	—	(795,000)	—	W	5.000%, due 01/15/36	—	—	831,148	—	(831,148)	—
—	—	1,212,757	—	(1,212,757)	—	S	5.000%, due 07/01/37	—	—	1,276,545	—	(1,276,545)	—
—	—	171,050	—	(171,050)	—		5.000%, due 02/25/29-07/01/36	—	—	179,695	—	(179,695)	—
—	—	80,156	—	(80,156)	—		5.009%, due 07/01/35	—	—	84,766	—	(84,766)	—
—	—	46,809	—	(46,809)	—		5.255%, due 08/01/35	—	—	49,468	—	(49,468)	—
—	—	689,000	—	(689,000)	—	W	5.500%, due 01/25/39	—	—	730,663	—	(730,663)	—
—	—	196,000	—	(196,000)	—		5.500%, due 05/25/30	—	—	210,419	—	(210,419)	—
—	—	317,248	—	(317,248)	—	S	6.000%, due 08/01/16-07/25/29	—	—	346,675	—	(346,675)	—
—	—	1,239,814	—	(1,239,814)	—		6.000%, due 10/01/18-12/25/49	—	—	1,334,941	—	(1,334,941)	—
—	—	1,314,000	—	(1,314,000)	—	W	6.500%, due 01/15/32	—	—	1,415,835	—	(1,415,835)	—
—	—	74,957	—	(74,957)	—		7.000%, due 06/01/31	—	—	83,685	—	(83,685)	—
—	—	2,621	—	(2,621)	—	S	7.500%, due 10/01/30	—	—	2,989	—	(2,989)	—
—	—	79,608	—	(79,608)	—		7.500%, due 09/01/30-01/25/48	—	—	90,039	—	(90,039)	—
								—	—	7,117,158	—	(7,117,158)	—
							Government National Mortgage Association: 0.0%
—	—	3,782	—	(3,782)	—	S	4.375%, due 04/20/28	—	—	3,902	—	(3,902)	—
—	—	1,023,000	—	(1,023,000)	—	W	4.500%, due 01/15/40	—	—	1,048,256	—	(1,048,256)	—
—	—	380,990	—	(380,990)	—	S	4.500%, due 04/15/39	—	—	392,762	—	(392,762)	—
—	—	211,000	—	(211,000)	—		4.500%, due 01/20/40	—	—	215,749	—	(215,749)	—
—	—	189,000	—	(189,000)	—	W	5.000%, due 01/15/39	—	—	197,978	—	(197,978)	—
—	—	385,502	—	(385,502)	—	S	5.500%, due 03/20/39	—	—	411,693	—	(411,693)	—
—	—	148,377	—	(148,377)	—		5.500%, due 09/15/38	—	—	158,249	—	(158,249)	—
—	—	89,382	—	(89,382)	—		6.500%, due 06/15/29-01/15/32	—	—	97,358	—	(97,358)	—
—	—	62,410	—	(62,410)	—		7.500%, due 12/15/23	—	—	70,794	—	(70,794)	—
								—	—	2,596,741	—	(2,596,741)	—
							Total U.S. Government Agency Obligations ( Cost $ 0 )	—	—	15,404,637	—	(15,404,637)	—

U.S. TREASURY OBLIGATIONS: 0.0%
							U.S. Treasury Notes: 0.0%
—	—	450,000	—	(450,000)	—		1.000%, due 10/31/11	—	—	453,412	—	(453,412)	—
—	—	2,197,000	—	(2,197,000)	—		1.375%, due 11/15/12	—	—	2,215,024	—	(2,215,024)	—
—	—	2,353,000	—	(2,353,000)	—		2.375%, due 09/30/14-10/31/14	—	—	2,398,672	—	(2,398,672)	—
—	—	787,000	—	(787,000)	—		3.375%, due 11/15/19	—	—	798,807	—	(798,807)	—
—	—	2,922,000	—	(2,922,000)	—		4.500%, due 08/15/39	—	—	3,070,841	—	(3,070,841)	—
							Total U.S. Treasury Obligations ( Cost $ 0 )	—	—	8,936,756	—	(8,936,756)	—

ASSET—BACKED SECURITIES: 0.0%
							Automobile Asset-Backed Securities: 0.0%
—	—	117,000	—	(117,000)	—	#	Bank of America Auto Trust, 2.130%, due 09/15/13	—	—	118,830	—	(118,830)	—
—	—	85,000	—	(85,000)	—	#	Bank of America Auto Trust, 2.670%, due 07/15/13	—	—	86,921	—	(86,921)	—
—	—	111,000	—	(111,000)	—		CarMax Auto Owner Trust, 1.740%, due 04/15/14	—	—	111,563	—	(111,563)	—
—	—	75,000	—	(75,000)	—		CarMax Auto Owner Trust, 2.820%, due 12/15/14	—	—	75,765	—	(75,765)	—
—	—	89,000	—	(89,000)	—		CarMax Auto Owner Trust, 5.810%, due 12/16/13	—	—	96,426	—	(96,426)	—
—	—	67,000	—	(67,000)	—		Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	—	—	68,421	—	(68,421)	—
—	—	183,000	—	(183,000)	—		Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	—	—	187,886	—	(187,886)	—
—	—	50,000	—	(50,000)	—		Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	—	—	50,944	—	(50,944)	—
—	—	78,000	—	(78,000)	—		Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	—	—	82,710	—	(82,710)	—
—	—	45,000	—	(45,000)	—		Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	—	—	45,595	—	(45,595)	—
—	—	59,000	—	(59,000)	—		Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	—	—	59,459	—	(59,459)	—
—	—	43,000	—	(43,000)	—	S	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	—	—	43,528	—	(43,528)	—
—	—	51,000	—	(51,000)	—		Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	—	—	51,564	—	(51,564)	—
—	—	23,000	—	(23,000)	—		Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	—	—	23,653	—	(23,653)	—
—	—	73,000	—	(73,000)	—		USAA Auto Owner Trust, 5.070%, due 06/15/13	—	—	76,678	—	(76,678)	—
								—	—	1,179,943	—	(1,179,943)	—
							Home Equity Asset-Backed Securities: 0.0%
—	—	331,455	—	(331,455)	—	S	GSAA Trust, 5.242%, due 05/25/35	—	—	310,401	—	(310,401)	—
—	—	112,000	—	(112,000)	—	#	Irwin Home Equity, 5.960%, due 08/25/37	—	—	37,653	—	(37,653)	—
—	—	23,319	—	(23,319)	—		Merrill Lynch Mortgage Investors Trust, 0.596%, due 07/25/34	—	—	16,420	—	(16,420)	—
—	—	2,695	—	(2,695)	—		Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	—	—	2,667	—	(2,667)	—
—	—	25,189	—	(25,189)	—		Residential Funding Mortgage Securities II, Inc., 5.890%, due 06/25/37	—	—	23,870	—	(23,870)	—
—	—	11,871	—	(11,871)	—		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	—	—	11,762	—	(11,762)	—
								—	—	402,773	—	(402,773)	—
							Other Asset-Backed Securities: 0.0%
—	—	15,684	—	(15,684)	—		Amortizing Residential Collateral Trust, 0.486%, due 05/25/32	—	—	9,803	—	(9,803)	—
—	—	9,729	—	(9,729)	—		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.836%, due 07/25/33	—	—	8,113	—	(8,113)	—
—	—	820	—	(820)	—	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	—	—	806	—	(806)	—
—	—	171,942	—	(171,942)	—		Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	—	—	167,583	—	(167,583)	—
—	—	41,137	—	(41,137)	—		Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	—	—	29,626	—	(29,626)	—
—	—	119,000	—	(119,000)	—	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	—	—	97,880	—	(97,880)	—
—	—	97,000	—	(97,000)	—	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	—	—	54,931	—	(54,931)	—
—	—	78,780	—	(78,780)	—		Equity One, Inc., 5.050%, due 09/25/33	—	—	68,584	—	(68,584)	—

—	—	1,340,520	—	(1,340,520)		—	S	First Horizon Asset Back Trust, 0.366%, due 10/25/26	—	—	599,017	—	(599,017)	—
—	—	250,000	—	(250,000)		—	#	Hudson Mezzanine Funding, 0.989%, due 06/12/42	—	—	—	—	—	—
—	—	1,529	—	(1,529)		—	S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	—	—	1,514	—	(1,514)	—
—	—	2,744	—	(2,744)		—		Residential Asset Mortgage Products, Inc., 0.856%, due 06/25/33	—	—	1,920	—	(1,920)	—
—	—	79,418	—	(79,418)		—		Structured Asset Securities Corp., 4.910%, due 06/25/33	—	—	59,891	—	(59,891)	—
									—	—	1,099,668	—	(1,099,668)	—
								Total Asset-Backed Securities ( Cost $ 0 )	—	—	2,682,384	—	(2,682,384)	—

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%

—	—	286,684	—	(286,684)		—		American Home Mortgage Investment Trust, 0.616%, due 11/25/45	—	—	80,257	—	(80,257)	—
—	—	78,890	—	(78,890)		—		Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	—	—	78,843	—	(78,843)	—
—	—	394,064	—	(394,064)		—		Banc of America Funding Corp., 5.258%, due 09/20/35	—	—	275,740	—	(275,740)	—
—	—	217,382	—	(217,382)		—		Banc of America Mortgage Securities, Inc., 5.141%, due 09/25/35	—	—	188,574	—	(188,574)	—
—	—	30,705	—	(30,705)		—		Bear Stearns Alternative-A Trust, 0.556%, due 07/25/34	—	—	20,035	—	(20,035)	—
—	—	124,676	—	(124,676)		—		Chase Mortgage Finance Corp., 5.500%, due 11/25/35	—	—	116,118	—	(116,118)	—
—	—	195,000	—	(195,000)		—	S	Citigroup Commercial Mortgage Trust, 5.888%, due 12/10/49	—	—	172,794	—	(172,794)	—
—	—	230,000	—	(230,000)		—		Commercial Mortgage Pass-through Certificates, 6.010%, due 12/10/49	—	—	206,027	—	(206,027)	—
—	—	1,475,683	—	(1,475,683)		—	S	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	—	—	389,092	—	(389,092)	—
—	—	1,485,350	—	(1,485,350)		—	S	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	—	—	479,234	—	(479,234)	—
—	—	66,968	—	(66,968)		—		Countrywide Home Loan Mortgage Pass-through Trust, 0.556%, due 04/25/35	—	—	13,393	—	(13,393)	—
—	—	31,261	—	(31,261)		—		Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	—	—	31,700	—	(31,700)	—
—	—	94,523	—	(94,523)		—		First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	—	—	98,208	—	(98,208)	—
—	—	19,275	—	(19,275)		—		GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	—	—	19,782	—	(19,782)	—
—	—	50,000	—	(50,000)		—		GE Capital Commercial Mortgage Corp., 6.531%, due 05/15/33	—	—	52,203	—	(52,203)	—
—	—	297,379	—	(297,379)		—		GMAC Mortgage Corp. Loan Trust, 5.255%, due 03/18/35	—	—	245,022	—	(245,022)	—
—	—	100,000	—	(100,000)		—		Greenwich Capital Commercial Funding Corp., 6.116%, due 07/10/38	—	—	91,054	—	(91,054)	—
—	—	89,992	—	(89,992)		—		GSR Mortgage Loan Trust, 5.500%, due 07/25/35	—	—	80,327	—	(80,327)	—
—	—	21,468	—	(21,468)		—		Harborview Mortgage Loan Trust, 0.587%, due 01/19/35	—	—	11,529	—	(11,529)	—
—	—	36,482	—	(36,482)		—		Homebanc Mortgage Trust, 1.096%, due 08/25/29	—	—	22,288	—	(22,288)	—
—	—	17,297	—	(17,297)		—		JPMorgan Alternative Loan Trust, 5.509%, due 01/25/36	—	—	11,872	—	(11,872)	—
—	—	5,768,811	—	(5,768,811)		—	S, ^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.274%, due 02/15/51	—	—	39,951	—	(39,951)	—
—	—	250,000	—	(250,000)		—		JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	—	—	232,712	—	(232,712)	—
—	—	6,531	—	(6,531)		—	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.023%, due 04/15/45	—	—	6,639	—	(6,639)	—
—	—	24,134	—	(24,134)		—		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	—	—	24,126	—	(24,126)	—
—	—	200,000	—	(200,000)		—		LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	—	—	195,772	—	(195,772)	—
—	—	200,000	—	(200,000)		—		LB-UBS Commercial Mortgage Trust, 5.197%, due 11/15/30	—	—	203,805	—	(203,805)	—
—	—	210,000	—	(210,000)		—		LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	—	—	198,348	—	(198,348)	—
—	—	120,000	—	(120,000)		—		LB-UBS Commercial Mortgage Trust, 6.080%, due 06/15/38	—	—	117,318	—	(117,318)	—
—	—	2,244	—	(2,244)		—		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	—	—	1,977	—	(1,977)	—
—	—	25,641	—	(25,641)		—		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	—	—	24,379	—	(24,379)	—
—	—	12,833	—	(12,833)		—		MLCC Mortgage Investors, Inc., 0.556%, due 01/25/29	—	—	10,654	—	(10,654)	—
—	—	29,368	—	(29,368)		—		MLCC Mortgage Investors, Inc., 0.566%, due 11/25/29	—	—	22,358	—	(22,358)	—
—	—	144,615	—	(144,615)		—		Morgan Stanley Capital I, 5.380%, due 04/15/49	—	—	149,021	—	(149,021)	—
—	—	4,349	—	(4,349)		—		Morgan Stanley Dean Witter Capital I, 5.720%, due 12/18/32	—	—	4,451	—	(4,451)	—
—	—	23,969	—	(23,969)		—		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	—	—	24,182	—	(24,182)	—
—	—	13,257	—	(13,257)		—		Sequoia Mortgage Trust, 0.507%, due 01/20/35	—	—	10,365	—	(10,365)	—
—	—	19,755	—	(19,755)		—		Structured Asset Mortgage Investments, Inc., 0.477%, due 04/19/35	—	—	9,924	—	(9,924)	—
—	—	162,040	—	(162,040)		—	S	Thornburg Mortgage Securities Trust, 0.586%, due 12/25/33	—	—	126,723	—	(126,723)	—
—	—	240,000	—	(240,000)		—		Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	—	—	223,017	—	(223,017)	—
—	—	24,268	—	(24,268)		—	S	Washington Mutual Mortgage Pass-through Certificates, 0.670%, due 06/25/44	—	—	15,283	—	(15,283)	—
—	—	758,983	—	(758,983)		—	S	Washington Mutual Mortgage Pass-through Certificates, 2.912%, due 12/25/46	—	—	398,541	—	(398,541)	—
—	—	181,073	—	(181,073)		—		Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	—	—	179,044	—	(179,044)	—
—	—	71,290	—	(71,290)		—		Wells Fargo Mortgage-Backed Securities Trust, 4.866%, due 08/25/34	—	—	71,262	—	(71,262)	—
								Total Collateralized Mortgage Obligations ( Cost $ 0 )	—	—	4,973,944	—	(4,973,944)	—

OTHER BONDS: 0.0%
								Foreign Government Bonds: 0.0%
—	—	1,007,000	—	(1,007,000	)BRL	—		Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 01/01/11	—	—	595,724	—	(595,724)	—
—	—	797,000	—	(797,000	)BRL	—		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	—	—	404,748	—	(404,748)	—
								Total Other Bonds ( Cost $ 0 )	—	—	1,000,472	—	(1,000,472)	—
								Total Long-Term Investments ( Cost $ 243,492,629 )	45,707,373	45,867,627	128,813,464	23,135,327	9,541,525	253,065,316

Shares	Shares	Shares	Shares	Shares		Shares			Value	Value	Value	Value	Value	Value

SHORT—TERM INVESTMENTS: 0.1%
								Affiliated Mutual Fund: 0.0%
927,145	1,399,848	6,021,000	1,193,543	(9,541,536)		—		ING Institutional Prime Money Market Fund - Class I	$927,142	$1,399,843	$6,021,000	$1,193,540	$(9,541,525)	$—
								Total Mutual Fund ( Cost $ 0 )	927,142	1,399,843	6,021,000	1,193,540	(9,541,525)	—

Principal Amount	Principal Amount	Principal Amount	Principal Amount	Principal Amount		Principal Amount			Value	Value	Value	Value	Value	Value

								Securities Lending Collateralcc: 0.1%
—	—	640,018	—	(640,018)		$—		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)	$—	$—	$640,018	$—	$(640,018)	$—
—	—	317,673	—	—		317,673		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)	—	—	254,138	—	—	254,138

	Total Securities Lending Collateral (Cost $ 317,673 )		—	—	894,156	—	(640,018)	254,138

	Total Short-Term Investments (Cost $ 317,673 )		927,142	1,399,843	6,915,156	1,193,540	(10,181,543)	254,138

	Total Investments in Securities (Cost $ 243,810,302 ) *	100.8%	$46,634,515	$47,267,470	$135,728,620	$24,328,867	$(640,018)	$253,319,454
			46,896,835	48,170,861	125,103,822	24,278,802	(640,018)	243,810,302
	Other Assets and Liabilities - Net	(0.8)	1,524,529	1,239,714	(6,246,430)	799,634	(88,200)	(2,770,753)
	Net Assets	100.0%	$48,159,044	$48,507,184	$129,482,190	$25,128,501	$(88,200)	$251,188,719

@	Non-income producing security
@@	Foreign Issuer
&	Payment-in-kind
ADR	American Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.
S

All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL	Brazilian Real

*	Cost for federal income tax purposes is $259,025,970.		51,090,231	53,384,169	128,800,120	26,391,468	(640,018)	259,025,970

	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$1,356,787	$929,125	$16,604,629	$454,780	$—	$19,345,321
	Gross Unrealized Depreciation		(5,812,503)	(7,045,824)	(9,676,129)	(2,517,381)	—	(25,051,837)
	Net Unrealized Appreciation		$(4,455,716)	$(6,116,699)	$6,928,500	$(2,062,601)	$—	$(5,706,516)

See Accompanying Notes to Financial Statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Boards of Directors (“Board”) of ING Strategic Allocation Growth Fund (“Growth”), ING Strategic Allocation Moderate Fund (“Moderate”) and ING Balanced Fund (“Balanced”) and ING Strategic Allocation Conservative Fund (“Conservative”) (each a “Fund” and collectively, the “Funds”), approved agreements and plans of reorganization, each dated March 11, 2010 (the “Plan”) whereby Conservative will acquire all of the assets of Balanced, Growth and Moderate subject to the liabilities of such Fund, in exchange for Conservative equal in value to the net assets of  Growth, Moderate, Balanced (each, a “Merger” and collectively, the “Mergers”).  The Merger of Balanced into Conservative is subject to approval by the shareholders of Balanced.

Each Merger will be accounted for as a tax-free merger of investment companies with Conservative remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at November 30, 2009.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Growth, Moderate, Balanced and Conservative at November 30, 2009.  The unaudited pro forma Statement of Operations reflects the results of operations of Growth, Moderate, Balanced and Conservative at November 30, 2009.  These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the date indicated above for Growth, Moderate, Balanced and Conservative under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Growth, Moderate, Balanced and Conservative as November 30, 2009. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Growth, Moderate and Balanced and the purchases of assets Conservative may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Conservative for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Fund.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of Conservative are issued in connection with the proposed acquisition of Growth, Moderate and Balanced by Conservative as of November 30, 2010.  The number of additional shares issued was calculated by dividing the net assets of each class of Growth, Moderate and Balanced by the respective class net asset value per share of Conservative.

Note 4 — Merger Costs:

ING Investments, LLC, or an affiliate and Balanced Fund will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by Balanced are estimated at approximately $88,200. These costs represent one half of the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.  ING Investments LLC, Investment Adviser to the Funds, will bear the other half of the cost of the Merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

PORTFOLIO MANAGERS’ REPORT FOR

ING STRATEGIC ALLOCATION FUNDS

ING Strategic Allocation Conservative Fund seeks to provide total return (i.e., income and capital growth both realized and unrealized) consistent with preservation of capital. ING Strategic Allocation Growth Fund seeks to provide capital appreciation. ING Strategic Allocation Moderate Fund seeks to provide income and capital appreciation, both realized and unrealized. ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) are managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009 (“Reporting Period”), ING Strategic Allocation Conservative Fund’s Class A shares, excluding sales charges, provided a total return of 14.03% compared to the Barclays Capital U.S. Aggregate Bond Index(1) and the Strategic Allocation Conservative Composite Index(2), which returned 6.21% and 13.09%, respectively, during the same period. For the Reporting Period, ING Strategic Allocation Growth Fund’s Class A shares, excluding sales charges, provided a total return of 17.52% compared to the Russell 3000® Index(3) and the Strategic Allocation Growth Composite Index(4), which returned 20.17% and 18.39%, respectively, during the same period. For the Reporting Period, ING Strategic Allocation Moderate Fund’s Class A shares, excluding sales charges, provided a total return of 16.02% compared to the Russell 3000® Index(3) and the Strategic Allocation Moderate Composite Index(5), which returned 20.17% and 15.75%, respectively, during the same period.

Portfolio Specifics: The Funds remained at their strategic allocation weights to the underlying funds and thus allocation results were flat. All asset classes demonstrated positive absolute returns. On a relative basis, our bond and real estate exposures were the largest contributors to outperformance.

The largest relative contributor against the composite indices was the fixed income portion of the Funds. ING Intermediate Bond Fund significantly outperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index, because of its overweight to non-agency, residential mortgage-backed securities (“RMBS”) and its overweight to corporate credit, especially financials. Also contributing to results were foreign exchange trading (largely short the U.S. dollar) and overweights to high yield and emerging market debt.

ING Real Estate Fund outperformed compared to the MSCI US REIT® Index as the result of improving economic news, a remarkable recovery in capital markets and the anticipation that real estate investment trusts (“REITs”) are increasingly well positioned to benefit from the repricing of real estate over the next few years. Economic data appear to have stabilized and capital markets continue to provide U.S. property companies access to capital at increasingly competitive costs. For ING Real Estate Fund, stock selection in the office, industrial, mall, shopping center and healthcare sectors provided the largest source of outperformance.

On the equity side, ING Tactical Asset Allocation Fund outperformed the S&P 500® Index as its futures overlay strategy benefited performance. Country selection contributed to results, particularly through our average long equities exposure. More specifically, average long exposure to equities in Spain, the U.S. and Singapore and average short exposure to Japanese equities had a positive effect.

Conversely, due to security selection, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund underperformed their respective sub-benchmarks, the S&P 500® Index, S&P Midcap Index and S&P Smallcap Index, for the period. During the period, the Funds’ positions in the ING Index Plus LargeCap, MidCap and SmallCap Funds, and their positions in ING Real Estate Fund, were replaced with positions in ING Growth and Income Fund, ING MidCap Opportunities Fund, ING Small Company Fund and ING Global Real Estate Fund. These changes were made for performance reasons.

The ING Index Plus International Equity Fund slightly lagged the performance of the MSCI Europe, Australasia and Far East® Index. By design, the Fund maintains economic sector and regional weightings in a tight range around those of the benchmark.

Current Strategy & Outlook: We remain constructive on prospects for a U.S. and global economic recovery, in particular for a continued recovery in earnings. The initial report on third quarter U.S. gross domestic product (“GDP”) showed greater than expected growth at a 3.5% annual rate, suggesting that the recession most likely ended at mid-year, as we had expected. The National Bureau of Economic Research will decide the official date for the start of recovery.

In many respects, the U.S. recovery is following typical cyclical patterns despite the severity of the recession and financial crisis. Sharply declining industrial production and widespread inventory liquidation have now given way to a recovery in manufacturing. In our opinion, strong productivity gains, at a 9.5% annual rate in the third quarter, are leading to an impressive recovery of profits, which should set the stage for a revival in capital spending and hiring. We believe the unemployment rate may rise further before it starts to decline next year. We believe that the recovery will develop into a sustainable expansion in 2010, but understand that the transition is uncertain.

Policy remains stimulative in the U.S. and around the world. G-20 finance ministers have pledged to maintain stimulus as long as needed to support growth. While we do not expect another large U.S. fiscal package, we believe some smaller targeted measures are likely. We do not expect the Federal Reserve Board to begin reversing its current monetary stance until mid-2010.

The Funds are actively managed and may deviate from their strategic weights.

(1)	The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(2)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

(3)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

(5)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	ING STRATEGIC ALLOCATION GROWTH FUND	ING STRATEGIC ALLOCATION MODERATE FUND

ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) seek to achieve their individual investment objectives by investing in a combination of underlying funds according to each Fund’s target allocation. The Funds are managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices (each a “Composite Index” and collectively, “Composite Indices”) as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard & Poor’s 500® Composite Stock Price Index(1)	Standard & Poor’s MidCap 400 Index(2)	Standard & Poor’s SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Dow Jones Wilshire Real Estate Securities Index(5)	Barclays Capital Aggregate Bond Index(6)	30-Day U.S. T-Bill(7)

Strategic Allocation Conservative Composite	20%	4%	4%	13%	4%	50%	5%

Strategic Allocation Growth Composite	37%	9%	9%	25%	5%	13%	2%

Strategic Allocation Moderate Composite	28%	6%	6%	20%	5%	32%	3%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(4)

The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies.

(6)

The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(7)	The 30-Day U.S. T-Bill is a U.S. government issued short-term debt sold at a discount and then redeemed at maturity at the full face value.

The following table illustrates the asset allocation of each Fund to the underlying asset class allocation targets as of November 30, 2009.

Underlying Asset Allocation Targets(8)	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
U.S. Large-Capitalization Stocks	20%	37%	28%
U.S. Mid-Capitalization Stocks	4%	9%	6%
U.S. Small-Capitalization Stocks	4%	9%	6%
Non-U.S./International Stocks	13%	25%	20%
Real Estate Stocks	4%	5%	5%
Fixed-Income Securities	50%	13%	32%
Cash	5%	2%	3%
	100%	100%	100%

(8)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.

An investor cannot invest directly in an index.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2009**	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2009**

ING Strategic Allocation Conservative Fund

Class A	$1,000.00	$1,140.30	0.59%	$3.17	$1,000.00	$1,022.11	0.59%	$2.99

Class B	1,000.00	1,135.20	1.34	7.17	1,000.00	1,018.35	1.34	6.78

Class C	1,000.00	1,134.40	1.34	7.17	1,000.00	1,018.35	1.34	6.78

Class I	1,000.00	1,139.80	0.34	1.82	1,000.00	1,023.36	0.34	1.72

Class O	1,000.00	1,139.30	0.59	3.16	1,000.00	1,022.11	0.59	2.99

ING Strategic Allocation Growth Fund

Class A	$1,000.00	$1,175.20	0.50%	$2.73	$1,000.00	$1,022.56	0.50%	$2.54

Class B	1,000.00	1,171.60	1.25	6.80	1,000.00	1,018.80	1.25	6.33

Class C	1,000.00	1,171.10	1.25	6.80	1,000.00	1,018.80	1.25	6.33

Class I	1,000.00	1,176.60	0.25	1.36	1,000.00	1,023.82	0.25	1.27

Class O	1,000.00	1,174.70	0.50	2.73	1,000.00	1,022.56	0.50	2.54

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

ING FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free [1-                  ] and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the
Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 10, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING GLOBAL TECHNOLOGY PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on August 10, 2010 at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☐

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                          To approve an Agreement and Plan of Reorganization by and between ING Balanced Fund and ING Strategic Allocation Conservative Fund, providing for the reorganization of ING Balanced Fund with and into ING Strategic Allocation Conservative Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 12, Section (d) of the Registrant’s form of Articles of Amendment and Restatement provides for indemnification of directors and officers.  In addition, the Registrant’s officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2008.

Section 9 of the Amended Investment Management Agreement provides the following:

The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 (“1940 Act”) or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

The Administration Agreement provides for indemnification of the Administrator.  Section 7 of the Agreement provides the following:

The Administrator may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Administrator nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Administrator’s duties, or by reason of reckless disregard of the Administrator’s obligations and duties under this Agreement.  The liability incurred by the Administrator pursuant to this paragraph 7 in any year shall be limited to the revenues of the Administrator derived from the Fund in that fiscal year of the Fund.  The Administrator shall look solely to Fund property for satisfaction of claims of any nature against the Fund or a director, officer, employee or agent of the Fund individually arising in connection with the affairs of the Fund.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for “reasonable expenses.” The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights that those provided by statute.

ITEM 16. EXHIBITS

(1)                                  (a)           Articles of Amendment and Restatement dated February 21, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

(b)                                 Articles of Amendment dated February 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

(c)                                  Articles of Amendment dated September 2, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

(d)                                 Articles of Amendment dated October 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(e)                                  Articles of Amendment effective February 17, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(f)                                    Articles of Amendment effective March 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(g)                                 Articles of Amendment effective August 14, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

(h)                                 Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund — Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

(i)                                     Plan of Liquidation and Dissolution of Series with respect to ING Class Principal Protection Fund II — Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

(j)                                     Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund III — Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant Registration Statement on Form N-1A on July 14, 2005 and incorporated herein by reference.

(k)                                  Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund IV — Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

(l)                                     Articles of Amendment effective December 1, 2005, regarding name change of ING Index Plus Protection Fund — Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

(m)                               Articles Supplementary dated March 13, 2006, regarding ING 130/30 Large Cap Equity Fund (ING 130/30 Fundamental Research Fund) — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(n)                                 Articles of Amendment effective April 28, 2006, regarding name change of ING Strategic Allocation Balanced Fund and ING Strategic Allocation Income Fund — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(o)                                 Articles of Amendment effective March 30, 2006 regarding name change of ING 130/30 Large Cap Equity Fund to ING 130/30 Fundamental Research Fund — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(p)                                 Plan of Liquidation and Dissolution of Series effective April 3, 2006 for ING Classic Index Plus Fund — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(q)                                 Articles of Amendment effective June 13, 2006, regarding the dissolution of ING Classic Index Plus Fund — Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

(r)                                    Articles of Amendment effective August 14, 2006, regarding name change of ING Equity Income Fund to ING Growth and Income Fund — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(s)                                  Articles of Amendment effective February 2, 2007, regarding name change of ING Aeltus Money Market Fund to ING Money Market Fund — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(t)                                    Articles of Amendment effective February 28, 2007, regarding name change of ING International Growth Fund to ING International Equity Fund — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(u)                                 Articles of Amendment effective January 7, 2008, regarding dissolution of ING Growth Fund and ING International Equity Fund — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A on February 22, 2008 and incorporated herein by reference.

(v)                                 Articles Supplementary dated February 15, 2008, regarding the creation of ING Global Income Builder Fund and ING Tactical Asset Allocation Fund — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A on March 4, 2008 and incorporated herein by reference.

(w)                               Articles Supplementary dated May 20, 2008, regarding the creation of ING Corporate Leaders 100 Fund — Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(x)                                   Articles of Amendment effective June 11, 2008 regarding name change of ING Global Income Builder Fund to ING Global Target Payment Fund — Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A on August 21, 2008 and incorporated herein by reference.

(y)                                 Articles Supplementary dated September 16, 2008, regarding the creation of ING Alternative Beta Fund — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(z)                                   Articles of Amendment effective October 13, 2004 regarding dissolution of ING Classic Principal Protection Fund I — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(aa)                            Articles of Amendment effective December 31, 2004 regarding dissolution of ING Classic Principal Protection Fund II — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(bb)                          Articles of Amendment dated January 30, 2006 regarding dissolution of ING Classic Principal Protection Fund III — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(cc)                            Articles of Amendment dated January 31, 2006 regarding dissolution of ING Classic Principal Protection Fund IV — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(dd)                          Articles Supplementary dated October 15, 2008 regarding the creation of ING U.S. Government Money Market Fund — Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(ee)                            Plan of Liquidation and Dissolution of Series effective February 9, 2009 for ING 130/30 Fundamental Research Fund — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(ff)                                Articles of Amendment dated March 2, 2009 regarding dissolution of ING Global Science and Technology Fund — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(gg)                          Articles of Amendment dated April 20, 2009 regarding dissolution of 130/30 Fundamental Research Fund — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(hh)                          Articles Supplementary dated June 3, 2009 regarding the designation and classification of Class W shares of ING Growth and Income Fund and ING Small Company Fund — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(2)                                  Second Amended and Restated By-Laws — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(3)                                  Not applicable.

(4)                                  Agreement and Plan of Reorganization between ING Balanced Fund and ING Strategic Allocation Conservative Fund (to be renamed ING Capital Allocation Fund), each a separate series of ING Series Fund, Inc. — See Appendix A to the Proxy Statement/Prospectus.

(5)                                  Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) — Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(6)                                  (a)           Amended Investment Management Agreement dated April 1, 2004 between ING Investments, LLC and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(i)                                     Amendment to Amended Investment Management Agreement dated January 1, 2007, between ING Investments, LLC and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective

Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(ii)                                  Second Amendment to Amended Investment Management Agreement effective April 4, 2008, between ING Investments, LLC and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(iii)                               Amended and Restated Schedule A dated October 31, 2008 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(iv)                              Amended and Restated Schedule A dated December 2009 to Amended Investment Management Agreement between ING Investments, LLC and INC Series Fund, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(b)                                 Sub-Advisory Agreement dated March 1, 2002, between ING Investments, LLC and Aeltus Investment Management, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Sub-Advisory Agreement effective July 29, 2003, between ING Investments, LLC and Aeltus Investment Management, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

(ii)                                  Second Amendment to Sub-Advisory Agreement dated January 1, 2007, between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(iii)                               Third Amendment to Sub-Advisory Agreement effective October 1, 2007, between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(iv)                              Fourth Amendment to Sub-Advisory Agreement effective April 4, 2008, between ING Investments, LLC and ING Investment Management Co. — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Registration Statement on Form N-1A on April 14, 2008 and incorporated herein by reference.

(v)                                 Amended and Restated Schedule A dated October 31, 2008, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(vi)                              Amended and Restated Schedule A dated December 2009, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(c)                                  Sub-Advisory Agreement dated October 22, 2008 between ING Investments, LLC and ING Investment Management Advisors B.V. — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(d)                                 Amended and Restated Expense Limitation Agreement effective March 1, 2002, as restated August 1, 2003 and amended and restated April 1, 2005 between ING Investments, LLC and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement filed on Form N-1A on July 14, 2005 and incorporated herein by reference.

(i)                                     Side letter Agreement effective from April 4, 2008 to April 4, 2011 between ING Investments, LLC and ING Strategic Allocation Portfolios, Inc. dated April 4, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(ii)                                  Amended Schedule A dated June 3, 2009 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(iii)                               Amended Schedule A dated December 16, 2009 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(e)                                  Money Market Fund Expense Limitation Agreement with respect to ING Money Market Fund effective December 15, 2008 between ING Investment, LLC, ING Fund Distributor, LLC, and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(f)                                    Money Market Fund Expense Limitation Agreement with respect to Brokerage Cash Reserves effective January 11, 2009 between ING Investments, LLC, ING Funds Distributor, LLC, and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(7)                                  (a)           Underwriting Agreement dated January 1, 2002, between ING Series Fund, Inc. and ING Funds Distributor, LLCand Schedule A to the Underwriting Agreement dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule of Approvals, effective December 2009, with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, LLC dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(ii)                                  Amended Schedule of Approvals, effective October 31, 2008, with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, LLC dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A on February 2, 2009 and incorporated herein by reference.

(iii)                               Substitution Agreement dated October 8, 2002 with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, LLC dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(b)                                 Master Selling Dealer Agreement — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A Registration Statement on December 15, 2000 and incorporated herein by reference.

(8)                                  Amended and Restated Directors’ Restated Deferred Compensation Plan dated April 24, 1997 as amended and restated January 1, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(9)                                  (a)           Custody Agreement with The Bank of New York dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A effective August 20, 2009 with respect to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(ii)                                  Amended Exhibit A effective January 26, 2010 with respect to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(b)                                 Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule 2 dated June 6, 2003, with respect to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

(ii)                                  Amended Exhibit A effective August 20, 2009 with respect to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(iii)                               Amended Exhibit A effective January 26, 2010 with respect to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(c)                                  Securities Lending Agreement and Guaranty with The Bank of New York dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A effective August 20, 2009 with respect to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to

Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A on September 25, 2009 and incorporated herein by reference.

(ii)                                  Amended Exhibit A effective January 26, 2010 with respect to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(10)                            (a)           Amended and Restated Distribution and Shareholder Services Plan (Class A) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule 1 effective October 22, 2008 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class A) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(ii)                                  Amended Schedule 1 effective December 16, 2009 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class A) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(b)                                 Amended and Restated Distribution and Shareholder Services Plan (Class B) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule 1 effective October 22, 2008 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class B) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(ii)                                  Amended Schedule 1 effective December 16, 2009 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class B) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(c)                                  Amended and Restated Distribution and Shareholder Services Plan (Class C) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule 1 effective December 16, 2009 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(ii)                                  Amended Schedule 1 effective October 22, 2008 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(iii)                               Amended Schedule 2 effective December 19, 2007 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(d)                                 Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(e)                                  Amended and Restated Shareholder Services Plan (Class O) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule 1 effective December 16, 2009 with respect to the Amended and Restated Shareholder Services Plan (Class O) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(ii)                                  Amended Schedule 1 effective October 31, 2008 with respect to the Amended and Restated Shareholder Services Plan (Class O) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(iii)                               Waiver Letter of Fee Payable dated August 1, 2009 under the Amended and Restated Shareholder Services Plan for Class O shares of ING Money Market Fund dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(iv)                              Waiver Letter of Fee Payable dated October 31, 2008 under the Amended and Restated Shareholder Services Plan for Class O shares of ING U.S. Government Money Market Fund dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(f)                                    Shareholder Service and Distribution Plan for Class R Shares approved June 25, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(g)                                 Shareholder Services Agreement for ING Series Fund, Inc. between ING Funds Distributor, LLC and ING Direct Securities, Inc. (Class O) dated September 10, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(h)                                 Shareholder Services Agreement for ING Series Fund, Inc. between ING Funds Distributor, LLC and ShareBuilder Securities Corporation (Class O) dated June 4, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)                                     (i)            Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 approved December 19, 2007 for ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A on February 22, 2008 and incorporated herein by reference.

(aa)                            Amended Schedule A dated June 3, 2009 to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Series Fund, Inc. dated December 19, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009.

(bb)                          Amended Schedule B dated June 3, 2009 to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Series Fund, Inc. dated December 19, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009.

(ii)                                  Form of Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved September 24, 2009 for ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A on September 25, 2009 and incorporated herein by reference.

(aa)                            Form of Amended Schedule A dated September 24, 2009 to the Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Series Fund, Inc. dated September 24, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A on September 25, 2009 and incorporated herein by reference.

(bb)                          Form of Amended Schedule B dated September 24, 2009 to the Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Series Fund, Inc. dated September 24, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A on September 25, 2009 and incorporated herein by reference.

(11)                            Opinion and Consent of Counsel — Filed herewith.

(12)                            Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)                            (a)           Amended and Restated Administration Agreement dated April 1, 2002 as amended and restated on December 31, 2008, with respect to ING Money Market Fund between ING Funds Services, LLC and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(i)                                     Amended Schedule A, dated February 2009, with respect to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated April 1, 2002 and amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(ii)                                  Amended Schedule A, dated December 2009, with respect to the Amended and Restated Administration Agreement for ING Money Market Fund between ING Funds Services, LLC and ING Series Fund, Inc. dated April 1, 2002 and amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(b)                                 Amended and Restated Administration Agreement dated May 1, 2002 as amended and restated on December 31, 2008 between ING Funds Services, LLC and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(i)                                     Amended Schedule A, dated February 2009, with respect to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated

May 1, 2002 and amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(ii)                                  Amended Schedule A, dated December 2009, with respect to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 and amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(c)                                  Amended and Restated Financial Guaranty Agreement dated March 1, 2002, among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(i)                                     First Amendment dated November 12, 2002, to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(ii)                                  Second Amendment dated September 26, 2003, to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(d)                                 Custodian Service and Monitoring Agreement dated June 2, 2003, by and among ING Series Fund, Inc., MBIA Insurance Corporation and The Bank of New York — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

(i)                                     Amendment to the Custodian Service and Monitoring Agreement dated September 30, 2003, by and among ING Series Fund, Inc., MBIA Insurance Corporation and The Bank of New York — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

(ii)                                  Amended Schedule B dated September 2003, to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation and The Bank of New York — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(e)                                  Fund Accounting Agreement dated January 6, 2003, with The Bank of New York — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A effective August 20, 2009 with respect to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(ii)                                  Amended Exhibit A effective January 26, 2010 with respect to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-

Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 24, 2010 and incorporated herein by reference.

(f)                                    Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule A dated April 2007, with respect to the Allocation Agreement (Investment Company Blanket Bond) — Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on July 30, 2007 and incorporated herein by reference.

(g)                                 Allocation Agreement (Directors & Officers Liability) dated September 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(i)                                     Amended Schedule A dated April 2007 with respect to the Allocation Agreement (Directors & Officers Liability) — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(h)                                 Custodial Undertaking in Connection with Master Repurchase Agreement dated March 13, 2003, with Goldman, Sachs & Co. and The Bank of New York — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(i)                                     Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated June 2, 3003 with Goldman, Sachs & Co. and The Bank of New York Mellon Corporation dated March 13, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(ii)                                  Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated July 7, 2003 with Goldman, Sachs & Co. and The Bank of New York Mellon Corporation dated March 13, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(iii)                               Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated November 3, 2003 with Goldman, Sachs & Co. and The Bank of New York Mellon Corporation dated March 13, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(iv)                              Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated June 7, 2006 with Goldman, Sachs & Co. and The Bank of New York Mellon Corporation dated March 13, 2003 — Filed as Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on March 4, 2008 and incorporated by reference.

(h)                                 Amended and Restated Custodial Undertaking in Connection with Master Repurchase Agreement dated February 21, 2005 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)                                     Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated April 28, 2006 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(ii)                                  Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated June 15, 2007 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement filed on Form N-1A on February 26, 2009 and incorporated herein by reference.

(iii)                               Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated November 10, 2007 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)                                     Amended and Restated Custodial Undertaking in Connection with Master Repurchase Agreement dated November 8, 2004 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)                                     Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated November 10, 2007 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(j)                                     Subcustodial Undertaking in Connection with Master Repurchase Agreement dated January 30, 2003 with Morgan Stanley & Co. Incorporated, State Street Bank and Trust Company and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(k)                                  Fund Participation Agreement dated January 30, 1998, between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(i)                                     First Amendment dated September 29, 2000, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(l)                                     Participation Agreement dated September 11, 2008 between Fidelity Rutland Square Trust and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)                                     Amendment No. 1 dated February 27, 2009 to the Participation Agreement between Fidelity Rutland Square Trust and ING Series Fund, Inc. dated September 11, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(m)                               Agency Agreement dated July 7, 2001, between Aetna Series Fund, Inc. and DST Systems, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A effective October 31, 2008 with respect to the Agency Agreement between ING Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A on February 2, 2009.

(n)                                 Transfer Agency Services Agreement between PNC Global Investment Servicing (U.S.) Inc. (“PNC”), and ING Series Fund, Inc. dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)                                     Amended Exhibit A dated August 3, 2009 to the Transfer Agency Services Agreement between PNC and ING Series Fund, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A on September 25, 2009 and incorporated herein by reference.

(14)                            Consent of independent auditor — Filed herewith.

(15)                            Not applicable.

(16)                            Powers of attorney for Todd Modic and each Director (except Martin J. Gavin) were attached to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on March 28, 2008 and are incorporated herein by reference (File No. 033-41694).  Power of attorney for Martin J. Gavin was attached to Post-Effective Amendment No. 125 to the Registrant’s Form N-1A Registration Statement on February 4, 2009 and is incorporated herein by reference (File No. 033-41694).

(17)                            Not applicable.

ITEM 17. UNDERTAKINGS

(1)                                  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                  The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 6th day of May, 2010.

ING SERIES FUND, INC.

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	Interested Director, President and Chief	May 6, 2010
Shaun P. Mathews*	Executive Officer

	Senior Vice President and	May 6, 2010
Todd Modic*	Chief/Principal Financial Officer

	Director	May 6, 2010
Albert E. DePrince, Jr.*

	Director	May 6, 2010
Martin J. Gavin*

	Director	May 6, 2010
Russell Jones*

	Director	May 6, 2010
Sidney Koch*

	Director	May 6, 2010
Corine T. Norgaard*

	Director	May 6, 2010
Joseph E. Obermeyer*

* By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Attorney-in-Fact**

**

Powers of attorney for Todd Modic and each Director (except Martin J. Gavin) were attached to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on March 28, 2008 and are incorporated herein by reference (File No. 033-41694). Power of attorney for Martin J. Gavin was attached to Post-Effective Amendment No. 125 to the Registrant’s Form N-1A Registration Statement on February 4, 2009 and is incorporated herein by reference (File No. 033-41694).

Exhibit Index

Exhibit Number	Name of Exhibits
(11)	Opinion and Consent of Counsel

(14)	Consent of independent auditor